UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center One Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International

  2010 Semiannual Report

1	Understanding Your Expenses

2	The School that Changed the World

4	Performance Review

6	Statement of Investments

16	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

24	Management Fee Evaluation of the Senior Officer

32	Board Approval of the Proposed Advisory Agreement

36	Proxy Voting Results

Columbia Wanger Asset Management, LLC ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of June 30, 2010, CWAM managed $26.1 billion in assets, and is the investment advisor to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds.

Important Information Regarding the Acquisition of the Long-term Asset Management Business of Columbia Management Group, LLC

On April 30, 2010, Ameriprise Financial, Inc., ("Ameriprise Financial"), the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America Corporation. In connection with this acquisition, Ameriprise Financial acquired CWAM. CWAM will continue as the investment advisor for the Columbia Acorn and Wanger Funds, and no changes are anticipated in the existing investment management team. Also in connection with this acquisition, Columbia Management Investment Distributors, Inc., member FINRA, became the distributor and principal underwriter of the Funds and Columbia Management Investment Services Corp. became the transfer agent of the Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial advisor or insurance company or contact 1-888-4-WANGER.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "The School that Changed the World" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2010 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2010 – June 30, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	970.10	1,019.69	5.03	5.16	1.03

*For the six months ended June 30, 2010.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger International 2010 Semiannual Report

The School that Changed the World

Chicago is known for a lot of things. Yes, this city's ability to stuff ballot boxes and pizzas is legendary, but the number of Nobel Prize winners who have hailed from the University of Chicago is one of Chicago's greatest distinctions. The University's faculty, students and researchers have been awarded 85 Nobel Prizes across all fields, nearly as many as first-place Cambridge University, which has 87.

The University of Chicago holds nearly a 40% share of the Nobel Prizes awarded in economics to date. The great thinkers who received these awards, and those who influenced them, helped trigger a world-wide shift towards capitalism, resulting in enhanced prosperity and freedom around the globe. These are the men and women of the "Chicago School."

The Chicago School

Between the Great Depression and the 1970s, many in government and academia believed that increasingly centralized economic planning was inevitable. Much of the world was subjected to communism, socialism, or other sorts of command economies. Government in the United States grew rapidly during this period, as did regulation of businesses. During this time, William F. Buckley was not the only one who stood athwart history and yelled, "Stop!"

Starting in the 1950s, references to a "Chicago School" began to appear, referring to the economists, business researchers, lawyers and sociologists from the University of Chicago who disagreed with the "more government" thinking of the time. In the first written reference to the Chicago School, found in a handbook on the history of economic thought, members of the Chicago School were described as follows:

Libertarians all, they preferred rules to authorities and the impersonal forces of the market to their deliberate direction, and they viewed with alarm the increasing scope of governmental activities in the economic sphere.1

Frank Knight and Jacob Viner are considered founders of the Chicago School. Knight set a tone; he was intellectually rigorous, devoted to knowledge, skeptical of authority and cynical of planned economies. Knight believed capitalism was the only acceptable system by default, as other systems were worse. Viner was a terror to his students in the classroom but otherwise very helpful; he elevated neoclassical price theory2 into a core element for economics education at U. of C. Both men personally taught Nobel winners, but became ineligible for Nobel prizes upon their deaths soon after the economics award was first presented in 1969.

In his book titled, The Chicago School,3 Johan Van Overtveldt lists five characteristics that he believes underpin the success of this influential group. First, a strong work ethic. Locally, U. of C. is known as the university "where fun goes to die." But for some people, interesting work appears to be fun.

Next, economics is treated as a true science. Theories are tested and, unless backed by evidence, are disregarded.

Third, academic excellence is the sole criterion for advancement. Although the school is known for free-market advocacy, it attracts and cultivates fiercely independent thinkers with divergent views; some U. of C. professors, in contrast, have attacked elements of the capitalistic system.

Fourth, the Chicago School has a strong debating culture. Economic theories are critiqued by interdisciplinary workshops, often attended by professors of business, law and sociology to name a few. (Many of the University of Chicago's Nobel winners in economics have been associated with its business and law schools.) Work is subject to an intense, critical review process and heated debates are common.

Fifth, the University of Chicago is relatively isolated. Located on the shore of Lake Michigan and otherwise surrounded by tough neighborhoods, U. of C. tends to have many faculty members who live in its enclave, allowing academic discussions to extend well beyond classrooms.

Chicago School Economists and Their Work

Milton Friedman was a student of Knight and Viner and, in 1946, he accepted an offer to teach economics at the University of Chicago (a position opened by Viner's departure). Friedman taught at the University of Chicago for the next 30 years. His research centered on monetary theory and consumption analysis. He documented how a one-third cut in the money supply turned what could have been a normal recession into the Great Depression. Although Friedman was skeptical of government and endorsed steady growth in the money supply, his theories induced policymakers to ease credit during the dot.com bust and the more recent housing bubble. Though tremendous wealth was lost during both events, economic depressions were avoided, likely due to the monetary ease.

Friedman is perhaps best known for his influence on public policy. Like many other Chicago economists, he believed in free markets and minimal government interference in the economy. Unlike others, he popularized those notions.

Friedman believed that competition was morally superior to government control, as consumers and producers are free to choose in a capitalistic system, but are often coerced in other systems.4 He and other Chicago economists went so far as to advocate no regulations of some monopolies, stating that monopolies tend to be temporary and regulators often cause long-lasting inefficiencies and politically inspired anomalies.

Friedman was often criticized for his policy recommendations, and some of the criticisms, in hindsight, now appear laughable. One such article, published in the 1970s, attacked Friedman on the grounds that competition was imperfect and firms like General Motors and IBM had considerable

Wanger International 2010 Semiannual Report

market power and stifled competition. It's now safe to say that Friedman was right, as competition and technological change reduce market power over time. In 1976, Friedman won the Nobel Prize in Economics "for his achievements in the fields of consumption analysis, monetary history and theory, and for his demonstration of the complexity of stabilization policy."

Economist Theodore Schultz analyzed agricultural policies first at Iowa State, but his work was attacked by Iowa's powerful dairy lobby. He joined the University of Chicago faculty in 1944, continuing his work. He concluded that 30% to 40% of farm productivity gains in the United States were driven by increasing the skills of farmers and investing in "human capital." Chicago School economist D. Gale Johnson was greatly inspired by Schultz's work. He also joined the University of Chicago in 1944 and the two worked together for nearly 50 years. Johnson analyzed Soviet agriculture and correctly predicted that subsidies and price distortions would destabilize the entire Soviet economy. Schultz received a Nobel Prize in Economics in 1979 for his pioneering research in economic development and the problems of developing countries.

Gary Becker analyzed many curious phenomena, such as crime and punishment (deterrents matter), addiction, families and marriage, and perhaps most important, he pursued analysis of human capital. He concluded that investments in education, training and health care are crucial and can be analyzed like other investments. Becker and other Chicago School economists concluded that investment in human capital was the leading driver of economic growth. He won the Nobel Prize in Economics in 1992 "for having extended the domain of microeconomic analysis to a wide range of human behavior and interaction, including non-market behavior."

Many of the innovations in finance and financial markets have been driven by other Chicago School economists. Modern portfolio theory, efficient markets and behavioral finance have been noteworthy accomplishments. The Chicago School's option pricing models have spurred growth of trading of stock and currency options, which enable entities to reduce or assume risks.

Numerous public policies have been impacted by Chicago School research. Radio spectrum, water rights and energy leases are now often auctioned rather than awarded by regulators' opinions on "merit." Price controls, which caused America's energy shortages in the 1970s, have been repudiated. Many industries have been deregulated.

The Chicago School provided the intellectual underpinnings for Reagan's and Thatcher's economic policies,5 which reduced inflation, reinvigorated the free world and contributed to the collapse of communism. Chicago School economists provided advice that enabled third world and ex-communist countries to grow, lifting hundreds of millions of people out of poverty.

Chicago School analytical efforts have gone far beyond traditional economic topics. Economist Steven Levitt's best-selling book, Freakonomics,6 covers the economic side of lots of items, including street gangs selling crack cocaine. It turns out that from an economic standpoint, street gangs tend to be set up like large corporate franchise operations. Corner drug dealers tend to earn little money, but have room for advancement (should they not be in jail or get killed).7 Levitt covers other topics including cheating by schoolteachers and sumo wrestlers, as well as choices of names for babies.

The near-meltdown of the worldwide financial system has caused many to question deregulation and free market capitalism. It appears that public policy errors, ineffective regulation, and serious mistakes by both private sector and government entities all had a role in the crisis. Clearly there is plenty of room for improvement, and sound economic analysis is needed to facilitate new government policies and private sector practices.

The world clearly operates in an economic framework. Our investments for the Columbia Wanger Funds are driven by our evaluations of the underlying economics of the companies in which we invest. We pursue investments in businesses that we believe are strong, have competitive advantages and that are reasonably valued.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

Opinions expressed in this essay are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations, or the Wanger Advisors Trust Board. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Overtveldt, Johan Van, The Chicago School (Chicago, Agate Publishing, 2007), pg. 6.

2  Neoclassical price theory uses mathematics to make conclusions about how the economy will behave if the price of goods, services, or behaviors increases.

3  Overtveldt, Johan Van, op. cit., pg. 11.

4  Friedman, Milton and Rose, Free to Choose (New York, Harcourt Brace Jovanovich, Inc., 1980).

5  Chicago School economists had differing opinions about elements of the policies. George Stigler, also a Nobel Prize winner affiliated with the Chicago School, labelled the supply-side program as something between a "gimmick and a slogan."

6  Levitt, Steven D., and Dubner, Stephen J., Freakonomics (New York, HarperCollins Publishers, Inc., 2005).

7  For additional information, see Sudhir Venkatesh's, Gang Leader for a Day, Penguin Press, 2008. Venkatesh was the University of Chicago sociology student whose data was utilized by Levitt.

Wanger International 2010 Semiannual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger International declined 2.99% in the semiannual period ended June 30, 2010. This compares with a 4.96% drop of its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. On a year-to-date basis, international small-cap stocks continued to post better returns than their large cap counterparts. The large-cap focused MSCI EAFE Index was down 13.23% in the first half of 2010. This extends a trend of small-cap outperformance. On trailing three-year numbers, the S&P $500m to $5b cap range international stock universe, excluding emerging market securities, has led the MSCI EAFE Index (which does not contain emerging markets stocks) by an annualized 2.27%.

Continental Europe struggled in the second half of the semiannual period as investors pondered the prospects for default of one or more of the financially stressed eurozone member states such as Greece or Spain. We agree that the trends in public debt and deficits are worrying and that concern extends to creditor states like Germany, whose banks hold large quantities of public and private debt emanating from its weaker neighbors. However, we believe that the situation is more likely to result in a tighter monetary union, with more effective fiscal constraints on member states, than in the demise of the now 11-year-old euro currency. Consistent with these views, we maintained the Fund's overweight position in continental Europe, which has been the source of many of our best ideas and investment returns in recent years, and we did not categorically avoid the most vulnerable eurozone states.

Within the troubled eurozone states, we have strived to identify investments that should do well even if their capital costs increase with a perceived increase in risk. For example, at the end of the semiannual period, the Fund had 1.2% of its capital invested in electric transmission companies in Spain, Portugal and Italy. We believe capacity shortfalls and new requirements associated with renewable sources will result in large investments in these networks, and that the regulated returns on these investments will facilitate pricing structures that offset rising capital costs. It's worth noting that continental Europe was the Fund's top-performing region during the period due to good stock selection.

Japan, home to nearly 18% of the Fund's assets at the end of the period, was the second best performing region in the Fund. Japanese securities held by the Fund were up 4.7% while Japanese small caps in general were up 2.5%. The difference can be explained by a few big winners in the portfolio. Ain Pharmaciez, a pharmacy chain, was up 70% in the half after guiding investors to expect another strong fiscal year. The stock also gained greater visibility with a listing move to a more prominent segment of the Tokyo Exchange. Start Today, an online apparel retailer, was up 55% as continuing strong monthly sales figures reflect an industry shift to online purchasing. Aeon Delight, the biggest facility maintenance company in Japan, returned 40% during the semiannual period after announcing an acquisition expected to immediately contribute to earnings per share.

Laggards for the period included South Korea's MegaStudy, a provider of online education services. The stock fell 35% as the South Korean government's plans to offer free online education services created uncertainty about the future of MegaStudy's business. U.S. offshore drilling contractor Atwood Oceanics was down 28%, falling with the rest of the oil services sector due to the BP oil spill in the Gulf of Mexico. China's Wasion Group, a manufacturer of electronic power meters for Chinese utilities, declined 39% after winning a smaller than anticipated share of an important equipment tender.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/10

Aeon Delight	0.8%
Atwood Oceanics	0.8
Start Today	0.8
MegaStudy	0.8
Ain Pharmaciez	0.7
Wasion Group	0.4

Wanger International 2010 Semiannual Report

Growth of a $10,000 Investment in Wanger International

May 3, 1995 (inception date) through June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through June 30, 2010, to the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/10

1. Naspers (South Africa) Media in Africa & Other Emerging Markets	1.5%
2. Olam International (Singapore) Agriculture Supply Chain Manager	1.5
3. Serco (United Kingdom) Facilities Management	1.4
4. Localiza Rent A Car (Brazil) Car Rental	1.3
5. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.3
6. Imtech (Netherlands) Electromechanical & ICT Installation & Maintenance	1.2
7. Hexagon (Sweden) Measurement Equipment	1.1
8. Suzano (Brazil) Brazilian Pulp & Paper Producer	1.0
9. Asian Paints (India) India's Largest Paint Company	1.0
10. Lifestyle International (Hong Kong) Mid to High-end Department Store Operator in Hong Kong & China	1.0

Top 5 Countries

As a percentage of net assets, as of 6/30/10

Japan	17.7%
United Kingdom	9.1
China	6.4
Netherlands	5.9
Canada	5.4

Results as of June 30, 2010

	2nd quarter	Year to date	1 year	5 years	10 years
Wanger International	-6.13%	-2.99%	20.91%	8.10%	4.15%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index*	-9.15	-4.96	18.65	6.51	7.49
MSCI EAFE Index	-13.97	-13.23	5.92	0.88	0.16
S&P Global Ex-U.S. SmallCap Index	-10.01	-6.09	18.59	5.21	6.39
Lipper Variable Underlying International Core Funds Index	-12.95	-11.54	7.40	0.97	-1.26

NAV as of 6/30/10: $28.46

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.05%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The Lipper Variable Underlying International Core Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Core Funds classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Equities – 97.4%
	Asia – 41.6%
	Japan – 17.7%
1,131,989	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$9,687,648
320,742	Aeon Delight Facility Maintenance & Management	6,226,663
111,668	Point Apparel Specialty Retailer	6,127,875
2,200	Start Today Largest Online Japanese Apparel Retailer	6,027,980
4,528	Advance Residence Investment (a) Residential REIT	5,844,691
129,011	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	5,222,633
3,359	Wacom Computer Graphic Illustration Devices	4,942,174
2,429	Seven Bank ATM Processing Services	4,398,211
551,151	Kamigumi Port Cargo Handling & Logistics	4,235,782
134,916	Tsumura Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)	4,134,988
950	Orix JREIT Diversified REIT	3,960,623
46,099	Nakanishi Dental Tools & Machinery	3,947,142
164,618	Glory Currency Handling Systems & Related Equipment	3,583,234
665	Nippon Accommodations Fund Residential REIT	3,494,570
284,893	Rohto Pharmaceutical Health & Beauty Products	3,474,981
124,203	Ibiden Electronic Parts & Ceramics	3,348,452
129,041	Kintetsu World Express Airfreight Logistics	3,249,135
70,560	Benesse Education Service Provider	3,213,452
348,954	Asics Footwear & Apparel	3,197,534
181,977	Hoshizaki Electric Commercial Kitchen Equipment	3,177,938
111,286	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	3,095,492

Number of Shares		Value
142,425	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	$2,826,055
661	Osaka Securities Exchange Osaka Securities Exchange	2,802,528
130,847	Daiseki Waste Disposal & Recycling	2,708,265
298,639	Suruga Bank Regional Bank	2,705,525
99,286	Makita Power Tools	2,648,612
456	Fukuoka Diversified REIT in United Kingdom	2,631,103
165,960	Ushio Industrial Light Sources	2,562,266
166,801	Tamron Camera Lens Maker	2,368,883
103,258	Miura Industrial Boiler	2,353,651
208,723	Zenrin Map Content Publisher	2,255,924
2,343	Jupiter Telecommunications Largest Cable Service Provider in Japan	2,232,944
141,809	Japan Airport Terminal Airport Terminal Operator at Haneda	2,102,276
120,966	Torishima Pump Manufacturing Industrial Pump for Power Generation & Water Supply Systems	1,862,220
76,586	Icom Two Way Radio Communication Equipment	1,748,931
407	Kakaku.com Online Price Comparison Services for Consumers	1,682,448
55,571	Olympus Medical Equipment (Endoscopes) & Cameras	1,315,347
28,114	As One Scientific Supplies Distributor	482,395
		131,880,571
	China – 6.4%
1,388,331	Shandong Weigao Vertically Integrated Hospital Consumable Manufacturing	6,048,380
2,419,705	Zhaojin Mining Industry Gold Mining & Refining in China	5,674,963

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	China – 6.4% (cont)
1,752,817	China Yurun Food Meat Processor in China	$5,486,958
56,000	New Oriental Education & Technology – ADR (a)(b) China's Largest Private Education Service Provider	5,218,640
5,057,636	China Green Chinese Fruit & Vegetable Grower & Processor	5,070,721
5,546,696	Jiangsu Expressway Chinese Toll Road Operator	5,056,790
150,010	Mindray – ADR (b) Medical Device Manufacturer	4,713,314
41,684,524	RexLot Holdings Lottery Equipment Supplier in China	3,803,725
4,323,601	Wasion Group Electronic Power Meter Total Solution Provider	2,714,828
4,360,383	China Communication Services China's Telecom Infrastructure Service Provider	2,124,153
2,756,368	Sino Ocean Land Property Developer in China	1,970,945
4,580,000	Fu Ji Food & Catering Services (a)(c) Food Catering Service Provider in China	47,053
		47,930,470
	Singapore – 4.7%
6,200,078	Olam International Agriculture Supply Chain Manager	11,352,962
5,826,817	CDL Hospitality Trust Hotel Owner/Operator	7,225,020
11,700,000	Mapletree Logistics Trust Asian Logistics Landlord	6,946,178
838,842	Singapore Exchange Singapore Equity & Derivatives Market Operator	4,389,314
3,367,072	Ascendas REIT Singapore Industrial Property Landlord	4,346,143
627,300	Goodpack International Bulk Container Leasing	746,516
		35,006,133

Number of Shares		Value
	India – 4.4%
154,100	Asian Paints India's Largest Paint Company	$7,580,797
322,200	Jain Irrigation Systems Agricultural Micro-irrigation Systems & Food Processing	7,378,881
400,000	Shriram Transport Finance Truck Financing in India	4,944,109
270,000	Mundra Port & Special Economic Zone Indian West Coast Shipping Port	4,248,569
65,000	Housing Development Finance Indian Mortgage Lender	4,097,619
250,000	Educomp Solutions Multimedia Educational Content & Schools	2,825,550
200,000	Patel Engineering Civil Engineering & Construction	1,825,768
		32,901,293
	South Korea – 2.9%
45,600	MegaStudy Online Education Service Provider	6,016,414
40,000	NHN (a) South Korea's Largest Online Search Engine	5,952,880
150,000	Woongjin Coway South Korean Household Appliance Rental Service Provider	5,014,513
65,000	Mirae Asset Securities South Korean Largest Diversified Financial Company	2,847,866
30,000	Taewoong Niche Custom Forging	1,349,840
		21,181,513
	Hong Kong – 2.6%
3,850,492	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	7,468,260
400,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	6,247,486
900,000	Melco Crown Entertainment (a)(b) Macau Casino Operator	3,366,000
863,326	L'Occitane International (a) Skin Care & Cosmetics Producer	1,882,556
		18,964,302

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Taiwan – 2.3%
1,000,000	Simplo Technology World's Largest Notebook Battery Pack Supplier	$5,414,291
8,479,000	Yuanta Financial Holdings Financial Holding Company in Taiwan	4,524,831
1,550,000	Everlight Electronics LED Packager	3,962,917
240,000	Formosa International Hotels (a) Hotel, Food & Beverage Operation & Hospitality Management Services	2,939,422
		16,841,461
	Indonesia – 0.6%
11,000,000	Perusahaan Gas Negara Gas Distributor & Pipeline Operator	4,651,189
	Total Asia	309,356,932
	Europe – 35.2%
	United Kingdom – 9.1%
1,175,000	Serco Facilities Management	10,235,378
2,250,000	Charles Taylor (d) Insurance Services	7,416,778
305,828	Intertek Group Testing, Inspection & Certification Services	6,540,903
825,000	Micro Focus United Kingdom Legacy Software Provider	5,166,990
1,618,214	Cobham Aerospace Components	5,100,585
440,779	Capita Group White Collar, Back Office Outsourcing	4,836,040
108,516	Chemring Defense Manufacturer of Countermeasures & Energetics	4,763,096
6,648,224	Archipelago Resources (a) Gold Mining Projects in Indonesia, Vietnam & the Philippines	4,131,451
213,236	Schroders United Kingdom Top Tier Asset Manager	3,837,549
907,298	PureCircle (a) Manufactures Natural Sweetener	3,355,750
133,047	Abcam Online Sales of Antibodies	2,428,824

Number of Shares		Value
162,804	Tullow Oil Oil & Gas Producer	$2,425,080
200,158	Smith & Nephew Medical Equipment & Supplies	1,884,513
492,966	N Brown Group Home Shopping Women's Clothes Retailer	1,833,501
652,534	RPS Group Environmental Consulting & Planning	1,814,083
91,875	Rotork Valve Actuators for Oil & Water Pipelines	1,736,387
		67,506,908
	Netherlands – 5.9%
333,886	Imtech Electromechanical & ICT Installation & Maintenance	8,565,025
145,037	Fugro Sub-sea Oilfield Services	6,631,610
175,074	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	6,425,012
248,514	Unit 4 Agresso Business Software Development	5,144,669
221,101	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	4,816,904
332,364	Aalberts Industries Flow Control & Heat Treatment	4,284,625
188,666	Arcadis Engineering Consultants	3,379,293
124,084	QIAGEN (a) Life Science Tools & Molecular Diagnostics	2,403,696
87,900	USG People (a) Temporary Staffing Services	1,233,482
8,017	Core Laboratories Oil & Gas Reservoir Consulting	1,183,389
		44,067,705
	Germany – 4.2%
298,241	Rhoen-Klinikum Health Care Services	6,624,300
105,736	CTS Eventim Event Ticket Sales	5,082,188

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Germany – 4.2% (cont)
45,229	Vossloh Rail Infrastructure & Diesel Locomotives	$3,676,560
61,837	Wincor Nixdorf Retail POS Systems & ATM Machines	3,459,882
22,209	Rational Commercial Oven Manufacturer	3,429,974
160,062	Tognum Diesel Engines for Drive & Power Generation Systems	2,975,956
110,600	Elringklinger Automobile Components	2,366,644
217,494	Wirecard (b) Online Payment Processing & Risk Management	1,849,995
62,890	Deutsche Beteiligungs Private Equity Investment Management	1,432,368
		30,897,867
	Switzerland – 3.1%
3,613	Sika Chemicals for Construction & Industrial Applications	6,385,434
56,616	Kuehne & Nagel Freight Forwarding/Logistics	5,799,153
32,086	Geberit Plumbing Supplies	4,975,672
112,031	Bank Sarasin & Cie Private Banking	4,488,459
13,030	Partners Group Private Markets Asset Management	1,572,298
		23,221,016
	France – 3.0%
57,526	Neopost Postage Meter Machines	4,162,952
98,988	Mersen Advanced Industrial Materials	3,375,668
85,175	Eurofins Scientific (a)(b) Food, Pharmaceuticals & Materials Screening & Testing	3,022,273
43,766	Pierre & Vacances Vacation Apartment Lets	2,912,987
73,568	Saft (b) Niche Battery Manufacturer	2,230,770
27,264	Rubis Tank Storage & Liquefied Petroleum Gas Distribution	2,204,368

Number of Shares		Value
28,044	Norbert Dentressangle Leading European Logistics & Transport Group	$1,841,676
36,025	Zodiac Aerospace Aerospace Supplier	1,735,156
146,933	Hi-Media (a) Online Advertiser in Europe	772,599
		22,258,449
	Italy – 1.9%
615,959	Credito Emiliano Italian Regional Bank	3,466,463
905,816	Terna Italian Power Transmission	3,262,213
190,828	Ansaldo STS Railway Systems Integrator	3,046,962
1,424,488	CIR (a) Italian Holding Company	2,400,564
36,304	Tod's Leather Shoes & Bags	2,288,753
		14,464,955
	Sweden – 1.9%
623,465	Hexagon Measurement Equipment	8,118,390
674,010	Sweco Engineering Consultants	4,296,653
173,829	East Capital Explorer (a) Sweden-based RUS/CEE Investment Fund	1,577,025
		13,992,068
	Ireland – 1.3%
2,066,721	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	5,752,755
76,507	Paddy Power Irish Betting Services	2,375,549
42,721	Aryzta Baked Goods	1,611,961
		9,740,265
	Finland – 1.2%
167,841	Stockmann Department Store & Fashion Retailer in Scandinavia & Russia	5,178,100

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Finland – 1.2% (cont)
305,022	Poyry Engineering Consultants	$3,755,574
		8,933,674
	Denmark – 0.8%
53,050	Novozymes Industrial Enzymes	5,630,591
	Iceland – 0.6%
6,000,001	Marel (a) Largest Manufacturer of Poultry & Fish Processing Equipment	4,212,460
	Spain – 0.6%
116,000	Red Eléctrica de Espana Spanish Power Transmission	4,146,589
	Poland – 0.4%
155,043	Central European Distribution (a) Largest Spirits Company in Central & Eastern Europe	3,314,819
	Czech Republic – 0.4%
19,791	Komercni Banka Leading Czech Republic Universal Bank	3,197,935
	Greece – 0.4%
1,000,000	Intralot Lottery & Gaming Systems & Services	3,175,101
	Portugal – 0.4%
520,068	Redes Energéticas Nacionais Portuguese Power Transmission & Gas Transportation	1,676,406
1,804,112	Banco Comercial Português Largest Portuguese Banking Franchise	1,352,384
		3,028,790
	Total Europe	261,789,192
	Other Countries – 14.4%
	Canada – 5.4%
287,815	ShawCor Oil & Gas Pipeline Products	7,259,248
320,940	Eldorado Gold Gold Miner in Turkey, Greece, China & Brazil	5,752,229
198,849	CCL Industries Leading Global Label Manufacturer	5,323,561
155,000	Baytex Oil & Gas Producer in Canada	4,630,125
93,542	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	3,084,237

Number of Shares		Value
436,000	Guyana Goldfields (a)(e) Gold Mining Projects in Guyana	$2,838,270
309,100	Tahoe Resources (a)(e) Silver Project in Guatemala	1,849,577
111,315	Black Diamond Group Provides Accommodations/Equipment for Oil Sands Exploitation	1,835,121
369,071	Pan Orient (a) Growth Oriented & Return Focused Asian Explorer	1,785,464
135,221	Ivanhoe Mines (a)	1,751,630
129,042	Ivanhoe Mines (a)(f) Copper Mine Project in Mongolia	1,682,708
4,000,000	Eacom Timber – Subscription Receipts (a)(e) Canadian Lumber Producer	1,713,400
510,777	Horizon North Logistics (a) Provides Diversified Oil Service Offering in Northern Canada	791,679
10,000	WestFire Energy (a) Oil Producer in Alberta & Saskatchewan	61,340
		40,358,589
	United States – 3.4%
239,934	Atwood Oceanics (a) Offshore Drilling Contractor	6,123,116
97,523	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	4,992,202
148,910	World Fuel Services Global Fuel Broker	3,862,725
61,961	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	3,262,866
81,415	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	2,393,601
128,081	Ritchie Brothers Auctioneers (b) Heavy Equipment Auctioneer	2,333,636
31,077	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	1,395,357
58,560	Tesco (a) Developing New Well Drilling Technologies	719,117
1,361	Textainer Group Holdings Top International Container Leasor	32,855
		25,115,475

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	South Africa – 2.2%
340,000	Naspers Media in Africa & Other Emerging Markets	$11,427,365
798,985	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	4,632,950
19,300	Northam Platinum Platinum Mining in South Africa	113,380
		16,173,695
	Australia – 2.1%
415,425	UGL Engineering & Facilities Management	4,691,310
53,785	Cochlear Cochlear Implants for Hearing	3,350,372
293,547	Billabong International Action Sports Apparel Brand Manager	2,137,759
82,885	Perpetual Trustees Mutual Fund Management	1,953,204
1,399,296	Hastie Group Mechanical, Electrical & Hydraulic (MEH) Engineering	1,610,547
443,145	SAI Global Publishing, Certification & Compliance Services	1,485,011
131,503	Seek Online Job Listing & Education	766,006
		15,994,209
	Israel – 0.7%
502,004	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	5,235,091
	Kazakhstan – 0.3%
300,000	Halyk Savings Bank of Kazakhstan – GDR (a) Largest Retail Bank & Insurer in Kazakhstan	2,330,923
	Senegal – 0.3%
7,408	Sonatel Leading Telecoms Operator in Western Africa	1,864,372
	Egypt – 0.0%
15,430	Paints & Chemical Industries (Pachin) Paints & Inks in Egypt	131,347
	Total Other Countries	107,203,701

Number of Shares		Value
	Latin America – 6.2%
	Brazil – 4.8%
850,000	Localiza Rent A Car Car Rental	$9,865,651
900,000	Suzano Brazilian Pulp & Paper Producer	7,583,933
320,000	Natura Direct Retailer of Cosmetics	7,091,413
579,400	Mills Estruturas e Servicios de Engenha (a) Civil Engineering & Construction	4,381,612
430,000	PDG Realty Brazilian Low-income Property Developer	3,630,582
500,000	MRV Engenharia Brazilian Low-income Property Developer	3,520,776
		36,073,967
	Mexico – 0.9%
98,000	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	4,462,920
1,264,510	Urbi Desarrollos Urbanos (a) Affordable Housing Builder	2,346,565
		6,809,485
	Chile – 0.5%
111,689	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	3,642,178
	Total Latin America	46,525,630
Total Equities (Cost: $521,894,550) – 97.4%		724,875,455
Securities Lending Collateral – 1.5%
10,806,494	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.03%)	10,806,494
Total Securities Lending Collateral (Cost: $10,806,494)		10,806,494

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

Principal Amount		Value
Short-Term Obligation – 2.3%
	Repurchase Agreement – 2.3%
$17,244,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation, maturing 8/25/14, market value $17,591,288 (repurchase proceeds $17,244,000)	$17,244,000
Total Short-Term Obligation (Amortized Cost: $17,244,000)		17,244,000
Total Investments (Cost: $549,945,044) – 101.2% (h)(i)		752,925,949
Obligation to Return Collateral for Securities Loaned – (1.5)%		(10,806,494)
Cash and Other Assets Less Liabilities – 0.3%		2,288,857
Total Net Assets – 100.0%		$744,408,312

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $10,406,883.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the six months ended June 30, 2010, are as follows:

Affiliate	Balance of Shares Held at 12/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held at 6/30/10	Value	Dividend
Charles Taylor	3,000,000	150,000	900,000	2,250,000	$7,416,778	$439,403

The aggregate cost and value of this company at June 30, 2010, was $9,152,033 and $7,416,778, respectively. Investments in the affiliated company represented 1.0% of the total net assets at June 30, 2010.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $6,401,247 which represented 0.86% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Guyana Goldfields	1/19/10	436,000	$2,939,088	$2,838,270
Tahoe Resources	5/28/10	309,100	1,765,109	1,849,577
Eacom Timber – Subscription Receipts	3/17/10	4,000,000	1,980,198	1,713,400
			$6,684,395	$6,401,247

(f)  Security is traded on a U.S. exchange.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2010, for federal income tax purposes, the cost of investments was $549,945,044, and net unrealized appreciation was $202,980,905, consisting of gross unrealized appreciation of $239,281,506 and gross unrealized depreciation of $36,300,601.

(i)  On June 30, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$135,514,348	18.2
Japanese Yen	131,880,571	17.7
U.S. Dollar	70,661,719	9.5
British Pound	67,506,908	9.1
Hong Kong Dollar	53,596,817	7.2
Canadian Dollar	42,692,225	5.7
Other currencies less than 5% of total net assets	240,266,867	32.3
Cash and other assets less liabilities	2,288,857	0.3
	$744,408,312	100.0

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

At June 30, 2010, the Fund had entered into the following forward foreign currency exchange contracts:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
USD	AUD	6,075,831	$5,200,000	7/15/10	$93,287
USD	CAD	4,649,850	4,500,000	7/15/10	132,431
USD	EUR	18,667,233	25,500,000	7/15/10	2,671,371
USD	EUR	8,662,749	10,600,000	8/13/10	4,555
USD	EUR	8,660,838	10,600,000	9/15/10	4,839
JPY	USD	790,338,500	8,500,000	7/15/10	440,783
JPY	USD	302,527,500	3,300,000	8/13/10	123,959
JPY	USD	302,603,400	3,300,000	9/15/10	126,762
			$71,500,000		$3,597,987

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
AUD	USD	9,173,718	$8,500,000	7/15/10	$(789,525)
AUD	USD	3,868,925	3,300,000	8/13/10	(59,074)
AUD	USD	3,883,724	3,300,000	9/15/10	(59,301)
CAD	USD	8,467,955	8,500,000	7/15/10	(546,114)
CAD	USD	4,134,000	4,000,000	8/13/10	(117,641)
CAD	USD	4,135,080	4,000,000	9/15/10	(117,543)
EUR	USD	12,179,969	14,900,000	7/15/10	(4,809)
USD	JPY	476,580,000	5,200,000	7/15/10	(191,359)
			$51,700,000		$(1,885,366)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$13,297,954	$296,011,925	$47,053	$309,356,932
Europe	4,498,208	257,290,984	—	261,789,192
Other Countries	61,911,087	45,292,614	—	107,203,701
Latin America	46,525,630	—	—	46,525,630
Total Equities	126,232,879	598,595,523	47,053	724,875,455
Total Securities Lending Collateral	10,806,494	—	—	10,806,494
Total Short-Term Obligation	—	17,244,000	—	17,244,000
Total Investments	$137,039,373	$615,839,523	$47,053	$752,925,949
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	3,597,987	—	3,597,987
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(1,885,366)	—	(1,885,366)
Total	$137,039,373	$617,552,144	$47,053	$754,638,570

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisors experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2010

The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchase	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities Asia	$47,257	$—	$(204)	$—	$—	$—	$—	$47,053
	$47,257	$—	$(204)	$—	$—	$—	$—	$47,053

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $204. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

The Fund adopted FASB Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures (Topic 820)" ("the Update"), effective March 31, 2010. The Update applies to the Fund's disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$50,404,067	$—	$—	$50,404,067

Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Wanger International

Portfolio Diversification (Unaudited) June 30, 2010

At June 30, 2010, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$64,360,492	8.6
Industrial Materials & Specialty Chemicals	48,852,302	6.6
Machinery	48,347,730	6.5
Outsourcing Services	16,304,900	2.2
Electrical Components	14,656,717	2.0
Construction	13,516,688	1.8
Conglomerates	7,633,077	1.0
Medical Equipment & Devices	3,947,142	0.5
Industrial Distribution	1,228,911	0.2
	218,847,959	29.4
Consumer Goods & Services
Food & Beverage	26,925,405	3.6
Retail	26,670,994	3.6
Other Consumer Services	21,712,639	2.9
Nondurables	20,061,264	2.7
Travel	12,778,638	1.7
Casinos & Gaming	12,720,375	1.7
Apparel	10,513,393	1.4
Other Entertainment	8,021,610	1.1
Educational Services	5,218,640	0.7
Consumer Goods Distribution	3,314,819	0.5
Consumer Electronics	2,368,883	0.3
	150,306,660	20.2
Information
Computer Hardware & Related Equipment	13,816,347	1.9
Financial Processors	12,486,795	1.7
TV Broadcasting	11,427,365	1.5
Instrumentation	11,213,882	1.5
Business Software	10,311,659	1.4
Internet Related	8,401,334	1.1
Publishing	5,081,474	0.7
Semiconductors & Related Equipment	3,962,917	0.5
CATV	2,232,944	0.3
Telecommunications Equipment	2,124,153	0.3
Telephone and Data Services	1,864,372	0.3
Business Information & Marketing Services	1,814,083	0.2
Mobile Communications	1,748,931	0.2
Advertising	772,599	0.1
	87,258,855	11.7
Energy & Minerals
Oil Services	30,411,715	4.1
Mining	24,977,597	3.4
Oil Refining, Marketing & Distribution	13,280,569	1.8
Agricultural Commodities	9,297,333	1.2
Oil & Gas Producers	8,902,009	1.2
	86,869,223	11.7

	Value	Percentage of Net Assets
Other Industries
Real Estate	$45,917,196	6.2
Transportation	21,562,169	2.9
Regulated Utilities	9,085,208	1.2
Conglomerates	2,400,564	0.3
	78,965,137	10.6
Finance
Brokerage & Money Management	22,233,600	3.0
Banks	17,451,441	2.3
Finance Companies	7,779,492	1.0
Insurance	7,416,778	1.0
Savings & Loans	4,097,619	0.6
	58,978,930	7.9
Health Care
Medical Equipment & Devices	22,304,128	3.0
Pharmaceuticals	9,887,743	1.3
Health Care Services	6,624,300	0.9
Medical Supplies	4,832,520	0.7
	43,648,691	5.9
Total Equities	724,875,455	97.4
Securities Lending Collateral	10,806,494	1.5
Short-Term Obligation	17,244,000	2.3
Total Investments	752,925,949	101.2
Obligation to Return Collateral for Securities Loaned	(10,806,494)	(1.5)
Cash and Other Assets Less Liabilities	2,288,857	0.3
Net Assets	$744,408,312	100.0

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:
Unaffiliated investments, at cost	$540,793,011
Affiliated investments, at cost (See Note 4)	9,152,033
Unaffiliated investments, at value (including securities on loan of $10,406,883)	$745,509,171
Affiliated investments, at value (See Note 4)	7,416,778
Cash	896
Foreign currency (cost of $3,528,265)	3,533,026
Unrealized appreciation on forward foreign currency exchange contracts	3,597,987
Receivable for:
Investments sold	1,799,723
Fund shares sold	26,326
Securities lending income	23,794
Dividends	1,075,297
Foreign tax reclaims	529,552
Trustees' deferred compensation plan	102,855
Other assets	338,300
Total Assets	763,953,705
Liabilities:
Collateral on securities loaned	10,806,494
Unrealized depreciation on forward foreign currency exchange contracts	1,885,366
Payable for:
Investments purchased	4,233,388
Fund shares repurchased	1,348,708
Investment advisory fee	554,302
Administration fee	33,444
Transfer agent fee	31
Trustees' fees	12,800
Custody fee	174,975
Reports to shareholders	301,769
Trustees' deferred compensation plan	102,855
Other liabilities	91,261
Total Liabilities	19,545,393
Net Assets	$744,408,312
Composition of Net Assets:
Paid-in capital	$582,706,388
Overdistributed net investment income	(4,387,387)
Accumulated net realized loss	(38,609,762)
Net unrealized appreciation on:
Investments	202,980,905
Foreign currency translations	1,718,168
Net Assets	$744,408,312
Fund Shares Outstanding	26,152,339
Net asset value, offering price and redemption price per share	$28.46

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $1,370,473)	$16,381,292
Dividends from affiliates	439,403
Securities lending income	95,571
Interest income	31,882
Total Investment Income	16,948,148
Expenses:
Investment advisory fee	5,442,446
Administration fee	324,753
Transfer agent fee	244
Trustees' fees	41,940
Custody fee	612,578
Chief compliance officer expenses (See Note 4)	19,568
Other expenses (See Note 6)	291,778
Total Expenses	6,733,307
Advisory fee waiver	(63,024)
Custody earnings credit	(43)
Net Expenses	6,670,240
Net Investment Income	10,277,908
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) on:
Unaffiliated investments	121,950,910
Affiliated investments	(3,212,313)
Foreign currency transactions and forward foreign currency exchange contracts	8,540,641
Net realized gain	127,279,238
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(185,082,080)
Affiliated investments (See Note 4)	2,887,056
Foreign currency translations and forward foreign currency exchange contracts	849,221
Foreign capital gains tax	1,943,744
Net change in unrealized appreciation (depreciation)	(179,402,059)
Net Loss	(52,122,821)
Net Decrease in Net Assets from Operations	$(41,844,913)

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$10,277,908	$14,183,367
Net realized gain (loss) on:
Unaffiliated investments	121,950,910	(70,795,081)
Affiliated investments (See Note 4)	(3,212,313)	—
Foreign currency transactions and forward foreign currency exchange contracts	8,540,641	797,283
Foreign capital gains tax	—	(298,151)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(185,082,080)	531,420,177
Affiliated investments (See Note 4)	2,887,056	(644,429)
Foreign currency translations and forward foreign currency exchange contracts	849,221	1,880,189
Foreign capital gains tax	1,943,744	(1,943,744)
Net Increase (Decrease) in Net Assets from Operations	(41,844,913)	474,599,611
Distributions to Shareholders:
From net investment income	(8,462,241)	(43,225,419)
Share Transactions:
Subscriptions	23,889,243	158,196,950
Distributions reinvested	8,462,241	43,225,419
Redemptions	(680,064,192)	(163,728,038)
Net Increase (Decrease) from Fund Share Transactions	(647,712,708)	37,694,331
Increase from regulatory settlements	—	500,054
Total Increase (Decrease) in Net Assets	(698,019,862)	469,568,577
Net Assets:
Beginning of period	1,442,428,174	972,859,597
End of period	$744,408,312	$1,442,428,174
Overdistributed net investment income at end of period	$(4,387,387)	$(6,203,054)

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$29.68		$20.69	$44.04	$41.77	$30.63		$25.46
Income from Investment Operations:
Net investment income (a)	0.24		0.30	0.52	0.37	0.29		0.25
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(1.14)		9.61	(18.37)	5.80	11.04		5.20
Total from Investment Operations	(0.90)		9.91	(17.85)	6.17	11.33		5.45
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.93)	(0.34)	(0.39)	(0.19)		(0.28)
From net realized gains	—		—	(5.16)	(3.51)	—		—
Total Distributions to Shareholders	(0.32)		(0.93)	(5.50)	(3.90)	(0.19)		(0.28)
Increase from Regulatory Settlements	—		0.01	—	—	—		—
Net Asset Value, End of Period	$28.46		$29.68	$20.69	$44.04	$41.77		$30.63
Total Return (b)	(2.99	)%(c)(d)	49.78%	(45.60)%	16.31%	37.16%		21.53	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.03	%(f)	1.05%	1.02%	0.99%	1.01%		1.13%
Interest expense	—		—	—	—	0.00	%(g)	—
Net expenses (e)	1.03	%(f)	1.05%	1.02%	0.99%	1.01%		1.13%
Net investment income (e)	1.59	%(f)	1.23%	1.67%	0.87%	0.81%		0.92%
Waiver/Reimbursement	0.01	%(f)	—	—	—	—		0.02%
Portfolio turnover rate	15	%(c)	37%	36%	35%	41%		24%
Net assets, end of period (000s)	$744,408		$1,442,428	$972,860	$1,693,374	$1,480,123		$973,257

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2010 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs where quoted prices or observable inputs are available or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency-exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's Valuation Committee that rely on significant observable inputs are also included in level 2. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, (the "Update"), which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the Update requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The Update also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the Update is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the Update effective March 31, 2010.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statement of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statement of Operations.

Wanger International 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, Columbia Wanger Asset Management, LLC ("CWAM"), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

December 31, 2009
Ordinary Income*	$43,225,419

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$28,082,656
2017	134,084,079
Total	$162,166,735

Wanger International 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC ("Columbia Management"), which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

After the close of business on April 30, 2010, (the "Closing"), Ameriprise Financial acquired from Bank of America Corporation ("BOA"), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Fund approved a new investment advisory agreement with CWAM to provide advisory services to the Fund. There were no changes to the Fund's advisory fee rate under the new agreement.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the six months ended June 30, 2010, the Fund's annualized effective investment advisory fee rate, net of fee waivers, was 0.83% of average daily net assets. CWAM has contractually agreed to reimburse the Fund to the extent that investment advisory fees exceed an annual percentage of 0.83% of average daily net assets on an annualized basis, through April 30, 2012. The reimbursement for the six months ended June 30, 2010, was $63,024.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate

Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 million	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2010, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC ("CMA") an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Fund. Following the Closing, Riversource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, acquired the assets of CMA and subsequently changed its name to Columbia Management, and thereafter began providing certain sub-administrative services to the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, served as the Fund's distributor and principal underwriter. In connection with the Closing, RiverSource Fund Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. ("CMDI"). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Closing.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. ("CMIS"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2010, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 12.

During the six months ended June 30, 2010, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $476,630,680, respectively.

During May and June 2010, a significant number of shares of the Fund, representing the interests of owners of contracts issued by insurance companies affiliated with Ameriprise Financial, were redeemed. In an effort to minimize the impact on the remaining shareholders, Ameriprise Financial agreed to reimburse the Fund $335,670 in certain transaction costs that were incurred as a result of the redemption.

5.  Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including forward forward currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and

Wanger International 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts

•  The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

•  The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six months ended June 30, 2010, the Fund entered into 68 forward foreign currency exchange contracts.

The following table is a summary of the value of the Fund's derivative instruments as of June 30, 2010.

Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$3,597,987	Unrealized appreciation on forward foreign currency exchange contracts	$(1,885,366)

The effect of derivative instruments on the Fund's Statement of Operations for the six months ended June 30, 2010 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or
(Depreciation) on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$10,021,712	$(872,365)

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

7.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2010	Year ended December 31, 2009
Shares sold	791,801	6,481,672
Shares issued in reinvestment of dividend distributions	303,415	2,019,809
Less shares redeemed	(23,539,070)	(6,922,363)
Net increase in shares outstanding	22,443,854	1,579,118

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2010 were $178,403,134 and $791,609,099, respectively.

9.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

Wanger International 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Columbia Management Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

******

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010. The final hearing on the fairness of the settlements is scheduled for October 21, 2010.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

Wanger International 2010 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

December 2009

Wanger International 2010 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

The Proposed Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The Columbia assets to be acquired by Ameriprise include the functions currently performed by CMAI, CMSI and CMDI. Because some of Columbia's operations are supported by Bank of America staff and facilities outside of Columbia, Ameriprise and Bank of America entered into a Transition Services Agreement ("TSA") that, among other things, provides for the continuation of those services for a period of time. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.1

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees." Other fund expenses will be governed by separate agreements, in particular agreements with two Ameriprise affiliates: RFD, the broker-dealer that will underwrite and distribute the Funds' shares, and RFS the Funds' proposed transfer agent.

While the proposed agreements themselves suggest no substantive changes in the services provided to the Funds, Ameriprise and Columbia have informed the Board that they intend to embark on a process of integrating the operations of the two organizations with respect to administration and other services. Among the objectives of that integration are the reduction of costs, and increased economies of scale. Further, CWAM will be subject to new management oversight by Ameriprise which, among other things, will establish the compensation structure for CWAM's portfolio managers and analysts.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMAI. Under the Order, a fee evaluation must precede the execution of new advisory and administration services agreements; there is no express exception from this requirement for agreements that are intended solely to transfer ownership of the existing service providers. I have been advised by Columbia that it believes the Order requires the preparation of this fee evaluation.

In conformity with the terms of the Order and past evaluations, this evaluation addresses only the advisory and administration contracts, and does not extend to any proposed new underwriting and transfer agency agreements.

1  The Funds' custodian is State Street Bank and Trust Company. No change in custodian is required by the APA nor is such a change contemplated at this time.

Wanger International 2010 Semiannual Report

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this evaluation.

2009 Evaluation

In May 2009, I submitted to the Board the fourth annual evaluation prepared under the Order. That evaluation, based on performance and fee data as of December 31, 2008, was considered by the Board in renewing the advisory and administration services agreements that were effective on July 31, 2009. That evaluation followed the same structure as the earlier studies. Some areas were given more emphasis, while others were given less. Still, the fundamental information gathered for that evaluation was largely the same as past years. That evaluation is referred to here as the "2009 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Performance Committee and the Ad Hoc Committee, evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the existing contracts, and evaluated them in light of the proposed transaction.

In the course of its work, the Trustees also gave careful consideration to the conclusions and recommendations contained in the 2009 Study.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Columbia or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Ad Hoc and Performance Committees of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009, and under the Investment Company Act, may not be increased before March 2012 or later (other than for bona fide additional investment advisory services), if the closing date of the transaction is later than March 2010. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM and Ameriprise propose should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and achieved those results with less risk than its peers. Acorn Select and Wanger Select have enjoyed strong investment returns in the past year, resulting in improved rankings that place those funds near or in the top third of their peers over the trailing five year period. These results are achieved, however, with greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA have not been as strong as the other Funds relative to their peers over this period, turning in a largely average performance, though both Funds have outperformed their benchmarks. Thermostat is unique and therefore difficult to assess, but now enjoys a

Wanger International 2010 Semiannual Report

Morningstar rank above its peer median. The overall trend for performance of the domestic Funds is positive, and further, all domestic Funds enjoy positive alpha, confirming that their portfolio managers add value to performance.

The International Funds: The international Funds experienced a challenging 12 month period relative to their peers, but their five year rankings remain at or above the median. These Funds have enjoyed periods of strong out-performance during that five year stretch. Further, they have outperformed their benchmarks during the past five years, and done so while exposing shareholders to less risk than competitors. Finally, all the international Funds enjoy positive alpha, again confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 31 years. Further, CWAM performs sub-advisory services for two mutual funds managed by RiverSource, a fund family operated by Ameriprise, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services can differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM and CMAI provide excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins have declined in recent periods, as have the margins of many fund companies, but it still maintains margins that appear to be in the upper range of its competitors.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reflect that reality. In the past two years, however, asset levels have generally declined, and sustained asset growth will be required to trigger additional fee reductions under the current schedule. Asset declines have not, however, resulted in significant fee increases.

H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment.

  1.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  2.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Ad Hoc Committee has taken the steps necessary to assess the proposed change of ownership and recommended appropriate measures to protect Fund shareholders. It has also taken steps to encourage an agreement on an appropriate incentive plan for CWAM that will facilitate the continuity of management, motivate CWAM professionals and that will align their efforts with the interests of Fund shareholders. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

****

Wanger International 2010 Semiannual Report

Recommendations

I believe the Trustees should:

1.  Continue to monitor closely the performance of Acorn USA and Wanger USA, to assess the impact of the portfolio changes implemented by the portfolio manager.

2.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger Select, which are, in the views of both Morningstar and Lipper, significantly higher than their peers.

3.  Take appropriate steps to insure that any integration of the two organizations does not adversely impact Fund shareholders, and continue their efforts to facilitate an agreement on an appropriate incentive plan for CWAM personnel that will both motivate them and align their interests with Fund shareholders.

4.  Consider the fees paid by (sub-advisory fees) and to (revenue sharing payments) the proposed new parent organization, Ameriprise or its mutual funds, to identify and address all conflicts of interest.

Robert P. Scales
December 2009

Wanger International 2010 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Supplement to the Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

April 2010

Wanger International 2010 Semiannual Report

Introduction

In December 2009, I prepared a fee evaluation required under the New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005. That Order allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.

Ameriprise, through various separate accounts ("Accounts") established by certain of its insurance company affiliates, is currently an investor in the WAT Funds on behalf of contract holders in variable insurance policies and variable annuity contracts (together, the "Contracts") that Ameriprise or its affiliates have marketed to their clients. In the WAT structure, the insurance companies purchase shares in the WAT Funds on behalf of the Accounts, which fund the Contracts. The insurance company enters into a participation agreement with Wanger Advisors Trust to purchase shares on behalf of its Accounts. The Accounts are the actual investors in the Wanger Funds, not the individual contract holders. Through this structure, Ameriprise controlled Accounts hold approximately $2 billion or two-thirds of the WAT Funds' total assets; approximately nine other insurance companies also participate in the WAT Funds and hold the remaining assets in those Funds. Ameriprise also maintains a small account with CWAM that is a sub-account for a RiverSource mutual fund. This sub-account is not subject to oversight by the WAT or Acorn Board.

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees."

Reasons for this Supplement

This Supplement is prompted by notice given by Ameriprise, after completion of the fee evaluation in December, that following the closing of the transaction, it anticipates a redemption of approximately $1 billion of its clients' investments in two of the WAT Funds (Wanger USA and Wanger International), and re-investment of most of the proceeds in one or more RiverSource mutual funds; CWAM will sub-advise these funds in two new sub-accounts at CWAM and effect investment strategies substantially identical to those pursued by the WAT Funds from which those funds were redeemed. One of the sub-accounts will parallel WAT International/Acorn International, and the other Wanger USA/Acorn USA. Ameriprise has advised the Board of the sub-advisory fees to be paid to CWAM and such sub-advisory fees will be lower than the advisory fee paid to CWAM by the parallel WAT Fund. Sub-advised accounts of this kind are generally considered institutional accounts and sub-advisory services are priced differently (and usually lower) than the advisory fees for mutual funds that are not sub-advised.

The Order and the Investment Company Act require fund trustees to consider, among other things, the proposed management fees (including components thereof) charged to institutional and other clients of the adviser for like services. As the Fee Evaluation notes, CWAM historically has maintained very few institutional accounts with relatively few assets under management. The new Ameriprise accounts are, therefore, a departure from past practice at CWAM.

Ameriprise's intentions pose the following issues with respect to assessing the reasonableness of the management fee proposed by Ameriprise for the WAT and Acorn Funds:

1.  How do the Funds' fees compare to the fees paid by the parallel institutional accounts?

2.  What impact might the redemption have on the fees paid by the shareholders who remain in the WAT Funds after the Ameriprise action?

3.  Would expanded assets in the institutional accounts strain CWAM's limited capacity to manage the Acorn and WAT Funds?

This Supplement is intended solely to address these points as additional information for consideration by the Trustees in assessing the reasonableness of the management fees proposed by Ameriprise.

****

Wanger International 2010 Semiannual Report

Conclusions

The conclusions and recommendations in the December 2009 Fee Evaluation remain valid today. Consideration of the Ameriprise redemption proposal leads to the following additional conclusions and recommendations.

A.  Reasonableness of the Advisory Fees and Related Considerations

CWAM will soon manage assets in a sub-advised account at fee levels that reflect a substantial discount to the parallel mutual fund. Ameriprise has set forth the differences in services that support its claim that this divergence in fees is justified. These justifications should be revisited by the Trustees. In addition, the redemption will result in higher fees for remaining participants in the WAT Funds, and will result in brokerage and other expenses for Fund participants. These costs should also be a part of the Trustees' calculus in assessing fees. Lastly, the prospect of increased assets for CWAM management raises potential future issues of investment capacity.

B.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee and its Ad Hoc Committee engaged in a careful assessment of the repercussions of the Ameriprise redemption proposal, assessed as best as possible its potential costs, and revisited the breakpoint schedules of the WAT and Acorn Funds to determine whether WAT Fund participants are treated equitably in relation to Acorn Fund shareholders. It also gave consideration to the fee differential between institutional and mutual fund accounts. The Trustees met on a number occasions with me and with counsel, and gave close attention to a variety of materials including data submitted by Ameriprise and the legal analysis of counsel. The Trustees have sufficient information to evaluate management's proposals, and negotiate contract terms that are in the best interests of fund shareholders. Lastly, the Trustees considered the recommendations set forth below and the Contract Committee adopted them as appropriate measures to protect shareholders.

Recommendations

In light of the developments discussed in this Supplement, I recommend that the Trustees:

1.  Consider imposing an expense cap on Wanger International and Wanger USA that will insulate those participants who remain after the Ameriprise redemption from the impact of increased advisory fees.

2.  Consider including in the advisory or related contracts with Ameriprise a provision requiring Ameriprise to reimburse the direct costs of its redemption, insulating remaining Fund participants from the commission and other expenses that will be required to effect the redemption.

3.  Consider seeking an agreement on the part of Ameriprise to seek Board approval of new institutional and sub-advised accounts that will result in increased assets under management at CWAM, thereby protecting existing investors from dilution of CWAM's limited investment management capacity.

Robert P. Scales
April 2010

Wanger International 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

The Board of Trustees unanimously approved the proposed Investment Advisory Agreement with Columbia Wanger Asset Management, LLC ("Columbia WAM") (the "Proposed Advisory Agreement") for each Fund of the Trust at meetings held on February 24, 2010 and April 6, 2010.

The Ad Hoc Committee on the Sale of Columbia Management Group of the Board and the Contract Committee of the Board (together, the "Committees"), which are comprised solely of Trustees who have no direct or indirect interest in the Proposed Advisory Agreement and who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Trust (the "Independent Trustees"), and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM and Ameriprise Financial, Inc. ("Ameriprise") in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM and Ameriprise.

During each meeting at which the Committees or the Independent Trustees considered the Proposed Advisory Agreement, they met in executive session with their independent legal counsel. The Committees also met separately with representatives of Ameriprise, Columbia Management Group, LLC ("CMG") and Columbia WAM management on several different occasions. In all, one or other of the Committees convened formally on 22 separate occasions to consider the sale of a portion of the asset management business of CMG, including 100% of Columbia WAM, by Bank of America Corporation ("Bank of America") to Ameriprise (the "Transaction"), and convened informally on many other occasions. The Board and/or some or all of the Independent Trustees met on at least 6 other occasions to receive the Committees' status reports on the Transaction, receive presentations from Ameriprise and Columbia WAM representatives, and to discuss outstanding issues. In addition, the Independent Trustees' counsel and the Trust's Chief Compliance Officer conducted on-site due diligence sessions at Ameriprise. As they considered the Proposed Advisory Agreement, the Independent Trustees were advised by independent legal counsel.

The Trustees reviewed the Proposed Advisory Agreement, as well as certain information obtained through Ameriprise's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Trustees reviewed the Management Fee Evaluation dated December 2009 and the Supplement thereto dated April 2010 (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of Columbia WAM and the Office of the New York Attorney General. Finally, the Trustees considered certain additional contractual protections they had obtained from Ameriprise in the event of a material compliance violation or harm caused to shareholders during the conversion of certain operational services as a result of the Transaction.

The materials reviewed by the Committees and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Fund's performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) information on Ameriprise's approach to retention and compensation of portfolio managers and the terms of the new incentive compensation plan for Columbia WAM investment personnel, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) Ameriprise's management structure, financial condition and its intentions for managing the Funds and the respective service providers.

In considering whether to approve the Proposed Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the Proposed Advisory Agreement are discussed separately below.

Nature, quality and extent of services. The Trustees reviewed the expected nature, quality and extent of the services to be provided by Columbia WAM and its affiliates to the Funds under the Proposed Advisory Agreement, taking into account the investment objective and strategy of each Fund. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and Ameriprise, especially those providing investment management services to the Funds. The Trustees also considered other services to be provided to the Funds by Columbia WAM, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees reviewed each of these factors in light of the expected change of control of Columbia WAM and the likelihood of possible changes as a result of the Transaction.

In addition, in connection with the Transaction, the Board considered:

•  the reputation, financial strength, regulatory histories and resources of Ameriprise and its affiliates;

•  the terms of the Proposed Advisory Agreement, including the difference between the Current and Proposed Advisory Agreements, as set forth in this Proxy Statement, including that Columbia WAM had agreed to a higher standard of care for non-investment services in the Proposed Advisory Agreement;

•  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including the Underwriting Agreement and the Transition Services Agreement, both between Ameriprise and Bank of America; the Administration Services Agreement, between Columbia WAM and the Funds; the Shareholders' Servicing and Transfer Agent Agreement, between RiverSource Services Corporation and the Funds; the Underwriting Agreement between RiverSource Fund Distributors, Inc. and the Funds; and the Transition, Integration and Conversion Principles Agreement and the Compliance Agreement, both between Ameriprise and the Funds;

•  that the Trustees recently had completed a full annual review of the Current Advisory Agreement for each Fund under the 1940 Act, and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that they had determined that the management fees were reasonable in relation to the services rendered; and

•  that Ameriprise and Bank of America, and not the Funds, would bear all costs of obtaining approvals of the Proposed Advisory Agreement, including legal and Trustee fees and costs resulting from the Transaction.

Wanger International 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

The Trustees concluded that the expected nature, quality and extent of the services to be provided by Columbia WAM to each Fund under the Proposed Advisory Agreement were appropriate for the Funds. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also believed that Columbia WAM investment personnel would continue to be compensated pursuant to a plan that was designed to align their interests with those of Fund shareholders. The Trustees also considered that Columbia WAM had maintained its investment management capacity and resources throughout a difficult economic environment. In addition, they took note of the quality of Columbia WAM's compliance record. The Trustees also took into consideration that Ameriprise had offered its assurances that the services provided to the Funds following the Transaction would be consistent with or better than the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Trustees considered that certain current senior executives of CMG who are currently responsible for oversight of certain services provided to the Funds would continue to oversee those services after the closing of the Transaction. The Trustees also believed that the higher standard of care in the Proposed Advisory Agreement would benefit shareholders. The Trustees further recognized that the investment personnel of Columbia WAM would, effective upon a change of control of Columbia WAM to Ameriprise, be subject to employment agreements and other terms of employment created for the purpose of retaining skilled investment personnel. Assuming such personnel remain in place following the change in control, the Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board and of the Investment Performance Analysis Committee of the Board throughout the year in addition to performance information considered in connection with the Transaction. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods. However, they gave somewhat more consideration to the rolling three-year performance of each Fund.

More particularly, with respect to the domestic Funds, the Trustees noted that Wanger Select equaled its Morningstar peer group median while underperforming its Lipper peer group median and its benchmark for the three-year period ended September 30, 2009. Wanger USA underperformed its peer group medians but outperformed its benchmark over the three-year period. For the five-year period ended September 30, 2009, Wanger Select outperformed its peer group medians and primary benchmark and Wanger USA underperformed its peer group medians but outperformed its benchmark.

With respect to the international Funds, the Trustees considered that Wanger International and Wanger International Select both outperformed their peer group medians and benchmarks for the three year and five-year periods ended September 30, 2009.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in the evaluation of the expected quality of services to be provided by Columbia WAM under the Proposed Advisory Agreement for each Fund and also supported approval.

Costs of Services and Profits Realized by Columbia WAM. The Trustees noted that Ameriprise and Columbia WAM were not proposing any changes in investment advisory or administration fees or total operating expenses in connection with the Transaction. At various Committee and Board meetings and other informal meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed the observations in the Fee Evaluation relating to the lack of uniformity in the Funds' rankings, and noted that the Funds are assessed by Morningstar and Lipper in relation to peers selected only from the variable annuity universe. As noted in the Fee Evaluation, the actual advisory fees paid by Wanger Select and Wanger International Select were higher than the median advisory fees of each Fund's respective Morningstar and Lipper peer groups and the actual advisory fee paid by the Wanger USA was higher than the median advisory fee of the Fund's Morningstar peer group, but not of its Lipper peer group. The actual advisory fee paid by Wanger International was higher than the median advisory fee of the Fund's Lipper peer group, but not of its Morningstar peer group. Total management fees for one of the four Funds, Wanger International, were lower than its Morningstar peer group median, but none of the Funds had total management fees equal to or lower than its respective Lipper peer group median. The Trustees also considered that the total expenses paid by investors compared to total expenses charged by other peer funds, which they also considered to be a meaningful comparison.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The Trustees considered the current methodology used by Columbia WAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. In addition, the Trustees considered the expected profitability of Columbia WAM related to the Funds following the Transaction; however, they determined that profitability projections at this time were speculative, at best. The Trustees noted that Columbia WAM's profit margins had declined recently, in line with industry trends, as a result of reduced assets under management. Nevertheless, based on limited comparative data, its current margins appeared to be in the upper range of competitors. They discussed how profitability comparisons among fund managers are of limited probative value due to the small number of publicly-owned managers, and that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Columbia Acorn Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Columbia Wanger Funds' advisory fees were generally comparable to the Columbia Acorn Funds' advisory fees. Columbia WAM's institutional separate account fees for various investment strategies were also examined; in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal risks that it does not assume in servicing its non-fund clients.

The Trustees concluded that the rates of advisory fees and other compensation to be payable by the Funds to Columbia WAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Columbia WAM charges to other clients. The Trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of

Wanger International 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

services provided by Columbia WAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reasonable and reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that could be expected to accrue to Columbia WAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that, in connection with the Transaction, the Funds' transfer agency agreement would be assigned to RiverSource Service Corporation (now known as Columbia Management Investment Services Corp.), an affiliate of Ameriprise, which would receive compensation from the Funds for services provided. They considered that an affiliate of Ameriprise, RiverSource Funds Distributors, Inc. (now known as Columbia Management Investment Distributors, Inc.), would serve as the new distributor under an underwriting agreement containing substantially the same terms as the Funds' existing underwriting agreement with an affiliate of Columbia WAM. In addition, the sub-administration agreement between Columbia WAM and a current affiliate would be transferred to an Ameriprise affiliate. The Trustees also considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM and noted that no material changes were being contemplated by Columbia WAM regarding its policies and procedures in respect of soft dollars as a result of the change in ownership of Columbia WAM. They determined that Columbia WAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements between Columbia WAM and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be "interested persons" (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Columbia WAM and Ameriprise represented in writing that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, Columbia WAM and Ameriprise represented that they would not seek any change that would impose an "unfair burden" on the Trust.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Proposed Advisory Agreement for each Fund, the Trustees, including the Independent Trustees, concluded on February 24, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they approved the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Following the Board's approval of the Proposed Advisory Agreement for each Fund on February 24, 2010, Ameriprise advised the Board that it anticipated that a significant amount of the existing assets of Wanger International and Wanger USA, representing the interests of owners of contracts issued by life insurance companies affiliated with Ameriprise, would be redeemed in spring 2010 (the "Proposed Redemption"). These assets would be reinvested in two RiverSource Funds (the "New Institutional Accounts") that have similar investment objectives and strategies to Wanger International and Wanger USA. The New Institutional Accounts would be sub-advised by Columbia WAM for investment sub-advisory fees that were proposed to be lower than the advisory fees of their Columbia Wanger Fund counterparts. The Board therefore determined that the proposed redemption and the existence of the New Institutional Accounts to be sub-advised by Columbia WAM warranted another review of the Proposed Advisory Agreement for each Fund and the fees paid thereunder.

The Committees then met in the aggregate on four occasions in March 2010, including once with representatives of Ameriprise, to review and consider the Proposed Redemption and the New Institutional Accounts and the implications of these transactions with respect to their consideration of the Proposed Advisory Agreement for each Fund. In their deliberations, the Trustees received and reviewed a supplement dated April 2010 ("Supplement") to the Fee Evaluation prepared by the Senior Officer, which contained an analysis of both the Proposed Redemption and the potential impact on the remaining shareholders in the Funds. The Supplement also reviewed the fees related to the New Institutional Accounts. The Trustees were also advised by independent counsel at each of these meetings.

With respect to the Proposed Redemption, the Trustees considered that Ameriprise had agreed to a fee cap on the advisory fees of Wanger International and Wanger USA for a period of two years from the redemption date, such that the remaining shareholders in these Funds would not experience any increase in advisory fees as a result of the Proposed Redemption. The Trustees further considered that Ameriprise had also agreed with the Trust to minimize the potential for adverse effects to Wanger International and Wanger USA from any economic harm caused by the redemption proposal by reimbursing for transaction costs related to the Proposed Redemption including brokerage commissions and transfer fees (but not market impact costs).

With respect to the New Institutional Accounts, the Trustees considered information submitted by Ameriprise regarding the sub-advisory fees payable to Columbia WAM for investment advisory services rendered to the accounts. The Trustees also considered that the sub-advisory fees payable were substantially the same as an existing RiverSource Fund account sub-advised by Columbia WAM. The Trustees considered the explanations previously

Wanger International 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

provided by Columbia WAM for the differences in advisory fees paid by the Funds and Columbia WAM's other similar institutional accounts. The Trustees also considered Ameriprise's and Columbia WAM's agreement that they would not agree to, or submit a proposal to, manage new institutional accounts without the express approval of the Board. The Board believed that this provision was necessary in order to protect Columbia WAM's investment capacity and the resulting quality of its investment services with respect to the Funds.

The Trustees also considered the performance of the Funds over various time periods ended December 31, 2009. Wanger USA outperformed its primary benchmark and Morningstar peer group median over the three-year period ended December 31, 2009, but underperformed its Lipper peer group median over that same period. Wanger Select outperformed its Morningstar peer group median over the three-year period, but underperformed its Lipper peer group median and primary benchmark over that same period. Both Wanger International and Wanger International Select outperformed their respective peer groups and primary benchmarks for the three-year period. For the five-year period ended December 31, 2009, each Fund outperformed its primary benchmark.

Taking all of the foregoing factors into account as well as the continued satisfactory performance of the Funds since the last Board meeting and other factors they deemed relevant, the Trustees, including all of the independent Trustees, concluded again on April 6, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they affirmed the approval of the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Wanger International 2010 Semiannual Report

Proxy Voting Results

On May 27, 2010, a special meeting of shareholders of Wanger Advisors Trust (the "Trust") was held to ask shareholders of each Fund of the Trust to: (1) consider and vote on a proposed Investment Advisory Agreement for the Fund with CWAM, which became a subsidiary of Ameriprise Financial; and (2) elect eleven trustees to the Trust's Board of Trustees (the "Board"). A proxy statement that described the proposals was mailed to shareholders of record as of April 8, 2010.

Proposal 1: A proposed Investment Advisory Agreement with CWAM was approved for the Fund, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes*
Wanger International	44,546,169	1,257,735	1,866,059	1,000

*  Shares held of record by a financial intermediary, such as a broker or nominee, typically held in "street name," as to which (i) written voting instructions on the matter have not been received from the beneficial owners or persons entitled to vote and (ii) the intermediary does not have discretionary voting power on the matter.

Proposal 2: Each of the trustee nominees was elected to the Board, as follows:

Fund	Votes For	Votes Against	Abstentions
Laura M. Born	93,621,627	4,677,959	0
Michelle L. Collins	93,862,814	4,436,772	0
Maureen M. Culhane	93,620,353	4,679,233	0
Margaret M. Eisen	93,949,255	4,350,330	0
John C. Heaton	93,852,982	4,446,603	0
Steven N. Kaplan	93,803,548	4,496,038	0
David C. Kleinman	93,545,604	4,753,982	0
Charles P. McQuaid**	93,886,104	4,413,482	0
Allan B. Muchin	93,539,358	4,760,228	0
David B. Small	93,966,760	4,332,826	0
James A. Star	93,923,838	4,375,748	0

**  Mr. McQuaid is an "interested person" of the Trust and of CWAM because he is an officer of the Trust and of CWAM.

Wanger International 2010 Semiannual Report

Columbia Wanger Funds

Trustees

James A. Star
Chairman of the Board

Steven N. Kaplan
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
David C. Kleinman
Charles P. McQuaid
Allan B. Muchin
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

P. Zachary Egan
Vice President

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal
Officer, Senior Vice President and
General Counsel

Transfer Agent,
Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*  As of May 1, 2010

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

Columbia Wanger Funds

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1460 A (8/10) 103611

Wanger International Select

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International Select

  2010 Semiannual Report

1	Understanding Your Expenses

2	The School that Changed the World

4	Performance Review

6	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

17	Management Fee Evaluation of the Senior Officer

25	Board Approval of the Proposed Advisory Agreement

29	Proxy Voting Results

Columbia Wanger Asset Management, LLC ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of June 30, 2010, CWAM managed $26.1 billion in assets, and is the investment advisor to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds.

Important Information Regarding the Acquisition of the Long-term Asset Management Business of Columbia Management Group, LLC

On April 30, 2010, Ameriprise Financial, Inc., ("Ameriprise Financial"), the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America Corporation. In connection with this acquisition, Ameriprise Financial acquired CWAM. CWAM will continue as the investment advisor for the Columbia Acorn and Wanger Funds, and no changes are anticipated in the existing investment management team. Also in connection with this acquisition, Columbia Management Investment Distributors, Inc., member FINRA, became the distributor and principal underwriter of the Funds and Columbia Management Investment Services Corp. became the transfer agent of the Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial advisor or insurance company or contact 1-888-4-WANGER.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "The School that Changed the World" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2010 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2010 – June 30, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	958.60	1,017.75	6.90	7.10	1.42

*For the six months ended June 30, 2010.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger International Select 2010 Semiannual Report

The School that Changed the World

Chicago is known for a lot of things. Yes, this city's ability to stuff ballot boxes and pizzas is legendary, but the number of Nobel Prize winners who have hailed from the University of Chicago is one of Chicago's greatest distinctions. The University's faculty, students and researchers have been awarded 85 Nobel Prizes across all fields, nearly as many as first-place Cambridge University, which has 87.

The University of Chicago holds nearly a 40% share of the Nobel Prizes awarded in economics to date. The great thinkers who received these awards, and those who influenced them, helped trigger a world-wide shift towards capitalism, resulting in enhanced prosperity and freedom around the globe. These are the men and women of the "Chicago School."

The Chicago School

Between the Great Depression and the 1970s, many in government and academia believed that increasingly centralized economic planning was inevitable. Much of the world was subjected to communism, socialism, or other sorts of command economies. Government in the United States grew rapidly during this period, as did regulation of businesses. During this time, William F. Buckley was not the only one who stood athwart history and yelled, "Stop!"

Starting in the 1950s, references to a "Chicago School" began to appear, referring to the economists, business researchers, lawyers and sociologists from the University of Chicago who disagreed with the "more government" thinking of the time. In the first written reference to the Chicago School, found in a handbook on the history of economic thought, members of the Chicago School were described as follows:

Libertarians all, they preferred rules to authorities and the impersonal forces of the market to their deliberate direction, and they viewed with alarm the increasing scope of governmental activities in the economic sphere.1

Frank Knight and Jacob Viner are considered founders of the Chicago School. Knight set a tone; he was intellectually rigorous, devoted to knowledge, skeptical of authority and cynical of planned economies. Knight believed capitalism was the only acceptable system by default, as other systems were worse. Viner was a terror to his students in the classroom but otherwise very helpful; he elevated neoclassical price theory2 into a core element for economics education at U. of C. Both men personally taught Nobel winners, but became ineligible for Nobel prizes upon their deaths soon after the economics award was first presented in 1969.

In his book titled, The Chicago School,3 Johan Van Overtveldt lists five characteristics that he believes underpin the success of this influential group. First, a strong work ethic. Locally, U. of C. is known as the university "where fun goes to die." But for some people, interesting work appears to be fun.

Next, economics is treated as a true science. Theories are tested and, unless backed by evidence, are disregarded.

Third, academic excellence is the sole criterion for advancement. Although the school is known for free-market advocacy, it attracts and cultivates fiercely independent thinkers with divergent views; some U. of C. professors, in contrast, have attacked elements of the capitalistic system.

Fourth, the Chicago School has a strong debating culture. Economic theories are critiqued by interdisciplinary workshops, often attended by professors of business, law and sociology to name a few. (Many of the University of Chicago's Nobel winners in economics have been associated with its business and law schools.) Work is subject to an intense, critical review process and heated debates are common.

Fifth, the University of Chicago is relatively isolated. Located on the shore of Lake Michigan and otherwise surrounded by tough neighborhoods, U. of C. tends to have many faculty members who live in its enclave, allowing academic discussions to extend well beyond classrooms.

Chicago School Economists and Their Work

Milton Friedman was a student of Knight and Viner and, in 1946, he accepted an offer to teach economics at the University of Chicago (a position opened by Viner's departure). Friedman taught at the University of Chicago for the next 30 years. His research centered on monetary theory and consumption analysis. He documented how a one-third cut in the money supply turned what could have been a normal recession into the Great Depression. Although Friedman was skeptical of government and endorsed steady growth in the money supply, his theories induced policymakers to ease credit during the dot.com bust and the more recent housing bubble. Though tremendous wealth was lost during both events, economic depressions were avoided, likely due to the monetary ease.

Friedman is perhaps best known for his influence on public policy. Like many other Chicago economists, he believed in free markets and minimal government interference in the economy. Unlike others, he popularized those notions.

Friedman believed that competition was morally superior to government control, as consumers and producers are free to choose in a capitalistic system, but are often coerced in other systems.4 He and other Chicago economists went so far as to advocate no regulations of some monopolies, stating that monopolies tend to be temporary and regulators often cause long-lasting inefficiencies and politically inspired anomalies.

Friedman was often criticized for his policy recommendations, and some of the criticisms, in hindsight, now appear laughable. One such article, published in the 1970s, attacked Friedman on the grounds that competition was imperfect and firms like General Motors and IBM had considerable market power and stifled competition. It's now safe to say that Friedman was right, as competition and technological change reduce market power over time. In 1976,

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Wanger International Select 2010 Semiannual Report

Friedman won the Nobel Prize in Economics "for his achievements in the fields of consumption analysis, monetary history and theory, and for his demonstration of the complexity of stabilization policy."

Economist Theodore Schultz analyzed agricultural policies first at Iowa State, but his work was attacked by Iowa's powerful dairy lobby. He joined the University of Chicago faculty in 1944, continuing his work. He concluded that 30% to 40% of farm productivity gains in the United States were driven by increasing the skills of farmers and investing in "human capital." Chicago School economist D. Gale Johnson was greatly inspired by Schultz's work. He also joined the University of Chicago in 1944 and the two worked together for nearly 50 years. Johnson analyzed Soviet agriculture and correctly predicted that subsidies and price distortions would destabilize the entire Soviet economy. Schultz received a Nobel Prize in Economics in 1979 for his pioneering research in economic development and the problems of developing countries.

Gary Becker analyzed many curious phenomena, such as crime and punishment (deterrents matter), addiction, families and marriage, and perhaps most important, he pursued analysis of human capital. He concluded that investments in education, training and health care are crucial and can be analyzed like other investments. Becker and other Chicago School economists concluded that investment in human capital was the leading driver of economic growth. He won the Nobel Prize in Economics in 1992 "for having extended the domain of microeconomic analysis to a wide range of human behavior and interaction, including non-market behavior."

Many of the innovations in finance and financial markets have been driven by other Chicago School economists. Modern portfolio theory, efficient markets and behavioral finance have been noteworthy accomplishments. The Chicago School's option pricing models have spurred growth of trading of stock and currency options, which enable entities to reduce or assume risks.

Numerous public policies have been impacted by Chicago School research. Radio spectrum, water rights and energy leases are now often auctioned rather than awarded by regulators' opinions on "merit." Price controls, which caused America's energy shortages in the 1970s, have been repudiated. Many industries have been deregulated.

The Chicago School provided the intellectual underpinnings for Reagan's and Thatcher's economic policies,5 which reduced inflation, reinvigorated the free world and contributed to the collapse of communism. Chicago School economists provided advice that enabled third world and ex-communist countries to grow, lifting hundreds of millions of people out of poverty.

Chicago School analytical efforts have gone far beyond traditional economic topics. Economist Steven Levitt's best-selling book, Freakonomics,6 covers the economic side of lots of items, including street gangs selling crack cocaine. It turns out that from an economic standpoint, street gangs tend to be set up like large corporate franchise operations. Corner drug dealers tend to earn little money, but have room for advancement (should they not be in jail or get killed).7 Levitt covers other topics including cheating by schoolteachers and sumo wrestlers, as well as choices of names for babies.

The near-meltdown of the worldwide financial system has caused many to question deregulation and free market capitalism. It appears that public policy errors, ineffective regulation, and serious mistakes by both private sector and government entities all had a role in the crisis. Clearly there is plenty of room for improvement, and sound economic analysis is needed to facilitate new government policies and private sector practices.

The world clearly operates in an economic framework. Our investments for the Columbia Wanger Funds are driven by our evaluations of the underlying economics of the companies in which we invest. We pursue investments in businesses that we believe are strong, have competitive advantages and that are reasonably valued.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

Opinions expressed in this essay are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations, or the Wanger Advisors Trust Board. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Overtveldt, Johan Van, The Chicago School (Chicago, Agate Publishing, 2007), pg. 6.

2  Neoclassical price theory uses mathematics to make conclusions about how the economy will behave if the price of goods, services, or behaviors increases.

3  Overtveldt, Johan Van, op. cit., pg. 11.

4  Friedman, Milton and Rose, Free to Choose (New York, Harcourt Brace Jovanovich, Inc., 1980).

5  Chicago School economists had differing opinions about elements of the policies. George Stigler, also a Nobel Prize winner affiliated with the Chicago School, labelled the supply-side program as something between a "gimmick and a slogan."

6  Levitt, Steven D., and Dubner, Stephen J., Freakonomics (New York, HarperCollins Publishers, Inc., 2005).

7  For additional information, see Sudhir Venkatesh's, Gang Leader for a Day, Penguin Press, 2008. Venkatesh was the University of Chicago sociology student whose data was utilized by Levitt.

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Wanger International Select 2010 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger International Select was down 4.14%, holding up better than the 6.52% drop of its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, for the six months ended June 30, 2010. The Fund's relative performance was hurt in the first half of the period by the strong performance of more cyclical names as investors hoped for a return to solid global economic growth. In the second half of the period, however, the performance of these riskier names declined as indicators pointed to disappointing economic growth. The higher quality names in the Fund's portfolio fared better in this cooler market environment. We continue to favor companies with stronger franchises, better earnings visibility and more solid balance sheets, as we believe it is likely the global equity markets will remain volatile for some time.

Top performers for the first half of 2010 included two gold mining companies: Canada's Eldorado Gold, up 26%, and China's Zhaojin Mining Industry, up 21% year to date. Both stocks benefited from rising gold prices in addition to strong production and exploration profiles. Japan's Ain Pharmaciez gained 71% during the semiannual period as the pharmacy chain provided a strong earnings outlook and moved its stock listing to a more prominent segment of the Tokyo Exchange. Pacific Rubiales Energy, an oil production and exploration company with assets in Colombia, gained 52% year to date as it wisely reinvested cash flow into further successful oil exploration. Benefiting from the Chinese government's focus on medical care reform, Shandong Weigao, a manufacturer of hospital consumables, ended the half year up 43%. We opted to take our profits on the stock given its high valuation, and sold the Fund's position.

Naspers, a media company with assets in South Africa and other emerging markets, was the biggest detractor to Fund gains in the semiannual period, falling 17%. Naspers has been a top contributor to performance for several quarters, but concerns about a possible slowdown at its major investment Tencent, an Internet service provider in China, caused a setback. Germany's Wirecard, an online payment processor and risk manager, fell 34% during the half year when allegations of improper transfers of gaming proceeds arose. Red Eléctrica de Espana, a Spanish power transmission company, was off 34% for the half, as concerns grew about Spain's financial stability and the Spanish stock market sold off heavily. Cobham, a UK manufacturer of aerospace components, was down 20% due to concerns that the British and U.S. governments will cut defense budgets. Micro Focus, a UK legacy software provider, was a new addition to the Fund during the period, but got off to a rocky start, falling 26% on news the company's chief financial officer was resigning. Earnings data released in the second quarter, however, came in strong and met expectations. Dutch sub-sea oilfield services provider Fugro fell 18% year to date, tracking the oil services sector that was rocked due to the BP oil spill in the Gulf of Mexico.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/10

Naspers	5.8%
Pacific Rubiales Energy	4.2
Zhaojin Mining Industry	3.5
Eldorado Gold	3.3
Cobham	2.6
Fugro	2.4
Micro Focus	2.1
Ain Pharmaciez	1.8
Red Eléctrica de Espana	1.2
Wirecard	1.0

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Wanger International Select 2010 Semiannual Report

Growth of a $10,000 Investment in Wanger International Select

February 1, 1999 (inception date) through June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2010, to the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/10

1. Naspers (South Africa) Media in Africa & Other Emerging Markets	5.7%
2. Serco (United Kingdom) Facilities Management	5.0
3. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.2
4. Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	4.2
5. Zhaojin Mining Industry (China) Gold Mining & Refining in China	3.5
6. Pan American Silver (Canada) Silver Mining	3.4
7. Eldorado Gold (Canada) Gold Miner in Turkey, Greece, China & Brazil	3.3
8. Olam International (Singapore) Agriculture Supply Chain Manager	3.2
9. Jiangsu Expressway (China) Chinese Toll Road Operator	3.1
10. NHN (South Korea) South Korea's Largest Online Search Engine	3.1

Top 5 Countries

As a percentage of net assets, as of 6/30/10

Japan	16.3%
United Kingdom	13.4
Canada	9.3
China	6.6
Singapore	6.1

Results as of June 30, 2010

	2nd quarter	Year to date	1 year	5 years	10 years
Wanger International Select	-5.85%	-4.14%	15.31%	6.35%	2.96%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index*	-10.15	-6.52	12.73	3.42	5.02
MSCI EAFE Index (net)	-13.97	-13.23	5.92	0.88	0.16
Lipper Variable Underlying International Growth Funds Index	-11.36	-9.54	10.97	2.48	-1.79

NAV as of 6/30/10: $14.65

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2011. Expense ratios without and with the contractual waiver are 1.49% and 1.45%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed market countries within Europe, Australasia and the Far East. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger International Select 2010 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Equities – 92.6%
	Asia – 35.4%
	Japan – 16.3%
133,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$1,138,224
13,900	Benesse Education Service Provider	633,035
335	Seven Bank ATM Processing Services	606,587
47,900	Rohto Pharmaceutical Health & Beauty Products	584,260
12,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	485,785
425	Jupiter Telecommunications Largest Cable Service Provider in Japan	405,037
66	Orix JREIT Diversified REIT	275,159
32,000	Kamigumi Port Cargo Handling & Logistics	245,931
		4,374,018
	China – 6.6%
396,800	Zhaojin Mining Industry Gold Mining & Refining in China	930,620
918,000	Jiangsu Expressway Chinese Toll Road Operator	836,918
		1,767,538
	Singapore – 6.1%
465,000	Olam International Agriculture Supply Chain Manager	851,462
613,300	Ascendas REIT Singapore Industrial Property Landlord	791,634
		1,643,096
	South Korea – 4.5%
5,500	NHN (a) South Korea's Largest Online Search Engine	818,521
11,500	Woongjin Coway South Korean Household Appliance Rental Service Provider	384,446
		1,202,967
	Hong Kong – 1.9%
33,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	515,418
	Total Asia	9,503,037

Number of Shares		Value
	Europe – 33.2%
	United Kingdom – 13.4%
155,000	Serco Facilities Management	$1,350,199
35,000	Intertek Group Testing, Inspection & Certification Services	748,563
220,000	Cobham Aerospace Components	693,436
90,000	Micro Focus United Kingdom Legacy Software Provider	563,672
13,800	Schroders United Kingdom Top Tier Asset Manager	248,355
		3,604,225
	Netherlands – 5.9%
14,041	Fugro Sub-sea Oilfield Services	642,004
19,623	Imtech Electromechanical & ICT Installation & Maintenance	503,380
3,000	Core Laboratories Oil & Gas Reservoir Consulting	442,830
		1,588,214
	Switzerland – 3.0%
10,400	Bank Sarasin & Cie Private Banking	416,670
3,800	Kuehne & Nagel Freight Forwarding/Logistics	389,233
		805,903
	Sweden – 2.6%
53,300	Hexagon Measurement Equipment	694,041
	Germany – 2.4%
18,000	Rhoen-Klinikum Health Care Services	399,802
30,000	Wirecard Online Payment Processing & Risk Management	255,179
		654,981
	France – 1.9%
7,000	Neopost Postage Meter Machines	506,565

See accompanying notes to financial statements.
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Wanger International Select 2010 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Ireland – 1.9%
181,900	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	$506,322
	Spain – 1.2%
9,100	Red Eléctrica de Espana Spanish Power Transmission	325,293
	Denmark – 0.9%
2,200	Novozymes Industrial Enzymes	233,502
	Total Europe	8,919,046
	Other Countries – 19.8%
	Canada – 9.3%
36,000	Pan American Silver Silver Mining	910,080
50,000	Eldorado Gold Gold Miner in Turkey, Greece, China & Brazil	896,153
13,100	CCL Industries Leading Global Label Manufacturer	350,712
10,000	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	329,717
		2,486,662
	South Africa – 5.7%
46,000	Naspers Media in Africa & Other Emerging Markets	1,546,055
	Australia – 2.6%
62,000	UGL Engineering & Facilities Management	700,153
	United States – 1.2%
12,500	Atwood Oceanics (a) Offshore Drilling Contractor	319,000
	Israel – 1.0%
25,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	260,710
	Total Other Countries	5,312,580

Number of Shares or Principal Amount		Value
	Latin America – 4.2%
	Colombia – 4.2%
50,000	Pacific Rubiales Energy (a) Oil Production & Exploration in Colombia	$1,120,662
	Total Latin America	1,120,662
Total Equities (Cost: $20,551,865) – 92.6%		24,855,325
Short-Term Obligation – 7.3%
	Repurchase Agreement – 7.3%
$1,957,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 12/30/13, market value $1,997,494 (repurchase proceeds $1,957,000)	1,957,000
Total Short-Term Obligation (Cost: $1,957,000)		1,957,000
Total Investments (Cost: $22,508,865) – 99.9% (b)(c)		26,812,325
Cash and Other Assets Less Liabilities – 0.1%		19,507
Total Net Assets – 100.0%		$26,831,832

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  On June 30, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$4,374,019	16.3
U.S. Dollar	3,628,910	13.5
British Pound	3,604,225	13.4
Euro	3,138,545	11.7
Canadian Dollar	2,697,243	10.1
Hong Kong Dollar	2,282,956	8.5
Singapore Dollar	1,643,096	6.1
South African Rand	1,546,055	5.8
Other currencies less than 5% of total net assets	3,897,276	14.5
Cash and other assets less liabilities	19,507	0.1
	$26,831,832	100.0

(c)  At June 30, 2010, for federal income tax purposes, the cost of investments was $22,508,865 and net unrealized appreciation was $4,303,460 consisting of gross unrealized appreciation of $5,534,017 and gross unrealized depreciation of $1,230,557.

See accompanying notes to financial statements.
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Wanger International Select 2010 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2010

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$—	$9,503,037	$—	$9,503,037
Europe	442,830	8,476,216	—	8,919,046
Other Countries	2,805,662	2,506,918	—	5,312,580
Latin America	1,120,662	—	—	1,120,662
Total Equities	4,369,154	20,486,171	—	24,855,325
Total Short-Term Obligation	—	1,957,000	—	1,957,000
Total Investments	$4,369,154	$22,443,171	$—	$26,812,325

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.
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Wanger International Select 2010 Semiannual Report

Wanger International Select

Portfolio Diversification (Unaudited) June 30, 2010

At June 30, 2010, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$2,341,329	8.7
Industrial Materials & Specialty Chemicals	1,632,436	6.1
Outsourcing Services	1,350,199	5.0
Machinery	836,282	3.1
Electrical Components	693,437	2.6
	6,853,683	25.5
Energy & Minerals
Mining	3,179,683	11.8
Oil & Gas Producers	1,120,661	4.2
Oil Services	961,005	3.6
	5,261,349	19.6
Information
TV Broadcasting	1,546,055	5.8
Internet Related	818,521	3.0
Financial Processors	770,596	2.9
Instrumentation	694,041	2.6
Business Software	563,672	2.1
CATV	405,037	1.5
	4,797,922	17.9
Consumer Goods & Services
Nondurables	934,972	3.5
Food & Beverage	851,461	3.2
Educational Services	633,036	2.3
Retail	485,785	1.8
Other Consumer Services	384,446	1.4
	3,289,700	12.2

	Value	Percentage of Net Assets
Other Industries
Transportation	$1,082,849	4.0
Real Estate	1,066,793	4.0
Regulated Utilities	325,293	1.2
	2,474,935	9.2
Finance
Brokerage & Money Management	665,025	2.5
Banks	606,587	2.3
	1,271,612	4.8
Health Care
Pharmaceuticals	506,322	1.9
Health Care Services	399,802	1.5
	906,124	3.4
Total Equities	24,855,325	92.6
Short-Term Obligation	1,957,000	7.3
Total Investments	26,812,325	99.9
Cash and Other Assets Less Liabilities	19,507	0.1
Net Assets	$26,831,832	100.0

See accompanying notes to financial statements.
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Wanger International Select 2010 Semiannual Report

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:
Investments, at cost	$22,508,865
Investments, at value	$26,812,325
Cash	708
Foreign currency (cost of $29,869)	29,933
Receivable for:
Investments sold	224,896
Fund shares sold	2,902
Dividends	25,758
Foreign tax reclaims	5,819
Other assets	68
Total Assets	27,102,409
Liabilities:
Payable for:
Investments purchased	151,344
Fund shares repurchased	50,337
Investment advisory fee	21,435
Administration fee	1,140
Transfer agent fee	19
Trustees' fees	963
Audit fee	14,014
Custody fee	8,711
Reports to shareholders	7,958
Chief compliance officer expenses	53
Trustees' deferred compensation plan	7,017
Other liabilities	7,586
Total Liabilities	270,577
Net Assets	$26,831,832
Composition of Net Assets:
Paid-in capital	$30,624,611
Overdistributed net investment income	(179,554)
Accumulated net realized loss	(7,917,560)
Net unrealized appreciation on:
Investments	4,303,460
Foreign currency translations	875
Net Assets	$26,831,832
Fund Shares Outstanding	1,832,093
Net asset value, offering price and redemption price per share	$14.65

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $24,662)	$344,959
Interest income	369
Securities lending income	168
Total Investment Income	345,496
Expenses:
Investment advisory fee	138,178
Administration fee	7,350
Transfer agent fee	83
Trustees' fees	2,124
Custody fee	27,082
Reports to shareholders	12,262
Audit fee	11,515
Chief compliance officer expenses (See Note 4)	687
Other expenses (See Note 5)	8,611
Total Expenses	207,892
Custody earnings credit	— *
Net Expenses	207,892
Net Investment Income	137,604
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	1,058,315
Foreign currency transactions	(5,312)
Net realized gain	1,053,003
Net change in unrealized appreciation (depreciation) on:
Investments	(2,363,673)
Foreign currency translations	1,597
Net change in unrealized appreciation (depreciation)	(2,362,076)
Net Loss	(1,309,073)
Net Decrease in Net Assets from Operations	$(1,171,469)

*  Rounds to less than $1.

See accompanying notes to financial statements.
10

Wanger International Select 2010 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$137,604	$211,983
Net realized gain (loss) on investments and foreign currency transactions	1,053,003	(3,445,751)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,362,076)	11,080,753
Net Increase (Decrease) in Net Assets from Operations	(1,171,469)	7,846,985
Distributions to Shareholders:
From net investment income	(239,549)	(867,446)
Share Transactions:
Subscriptions	711,936	1,881,562
Distributions reinvested	239,549	867,446
Redemptions	(4,162,757)	(7,878,859)
Net Decrease from Fund Share Transactions	(3,211,272)	(5,129,851)
Total Increase (Decrease) in Net Assets	(4,622,290)	1,849,688
Net Assets:
Beginning of period	31,454,122	29,604,434
End of period	$26,831,832	$31,454,122
Overdistributed net investment income at end of period	$(179,554)	$(77,609)

See accompanying notes to financial statements.
11

Wanger International Select 2010 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.42		$12.01		$28.07	$26.62	$19.63	$17.19
Income from Investment Operations:
Net investment income (a)	0.07		0.10		0.21	0.10	0.11	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.71)		3.71		(10.31)	4.92	6.94	2.66
Total from Investment Operations	(0.64)		3.81		(10.10)	5.02	7.05	2.79
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.40)		(0.09)	(0.21)	(0.06)	(0.35)
From net realized gains	—		—		(5.87)	(3.36)	—	—
Total Distributions to Shareholders	(0.13)		(0.40)		(5.96)	(3.57)	(0.06)	(0.35)
Net Asset Value, End of Period	$14.65		$15.42		$12.01	$28.07	$26.62	$19.63
Total Return (b)	(4.14	)%(c)	32.92	%(d)	(44.35)%	21.78%	36.00%	16.43	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.42	%(f)	1.45%		1.24%	1.18%	1.19%	1.32%
Net investment income (e)	0.94	%(f)	0.75%		1.10%	0.37%	0.47%	0.76%
Waiver/Reimbursement	—		0.04%		—	—	—	0.00	%(g)
Portfolio turnover rate	15	%(c)	62%		68%	69%	61%	48%
Net assets, end of period (000s)	$26,832		$31,454		$29,604	$73,485	$62,594	$44,026

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
12

Wanger International Select 2010 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments; following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in level 2. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, (the "Update"), which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the Update requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The Update also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the Update is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the Update effective March 31, 2010.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or

13

Wanger International Select 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, Columbia Wanger Asset Management, LLC ("CWAM"), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by the Fund is included in the Statement of Operations. There were no loans outstanding on June 30, 2010.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$867,446

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$2,630,085
2017	5,996,635
Total	$8,626,720

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $196,242 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC ("Columbia Management"), which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

After the close of business on April 30, 2010, (the "Closing"), Ameriprise Financial acquired from Bank of America Corporation ("BOA"), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Fund approved a new investment advisory agreement with CWAM to provide advisory services

14

Wanger International Select 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

to the Fund. There were no changes to the Fund's advisory fee rate under the new agreement.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the six months ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.94% of average daily net assets.

Through April 30, 2011, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets on an annualized basis. For the six months ended June 30, 2010, the Fund was not reimbursed any expenses.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 million	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2010, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC ("CMA") an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Fund. Following the Closing, Riversource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, acquired the assets of CMA and subsequently changed its name to Columbia Management, and thereafter began providing certain sub-administrative services to the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, served as the Fund's distributor and principal underwriter. In connection with the Closing, RiverSource Fund Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. ("CMDI"). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Closing.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (CMIS). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

During the six months ended June 30, 2010, the Fund did not engage in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2010	Year ended December 31, 2009
Shares sold	47,092	143,216
Shares issued in reinvestment of dividend distributions	16,635	77,552
Less shares redeemed	(271,242)	(645,637)
Net decrease in shares outstanding	(207,515)	(424,869)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2010 were $4,398,670 and $9,053,076, respectively.

8.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and

15

Wanger International Select 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Columbia Management Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM, Columbia Acorn Trust (another mutual Fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010. The final hearing on the fairness of the settlements is scheduled for October 21, 2010.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

16

Wanger International Select 2010 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

December 2009

17

Wanger International Select 2010 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

The Proposed Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The Columbia assets to be acquired by Ameriprise include the functions currently performed by CMAI, CMSI and CMDI. Because some of Columbia's operations are supported by Bank of America staff and facilities outside of Columbia, Ameriprise and Bank of America entered into a Transition Services Agreement ("TSA") that, among other things, provides for the continuation of those services for a period of time. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.1

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees." Other fund expenses will be governed by separate agreements, in particular agreements with two Ameriprise affiliates: RFD, the broker-dealer that will underwrite and distribute the Funds' shares, and RFS the Funds' proposed transfer agent.

While the proposed agreements themselves suggest no substantive changes in the services provided to the Funds, Ameriprise and Columbia have informed the Board that they intend to embark on a process of integrating the operations of the two organizations with respect to administration and other services. Among the objectives of that integration are the reduction of costs, and increased economies of scale. Further, CWAM will be subject to new management oversight by Ameriprise which, among other things, will establish the compensation structure for CWAM's portfolio managers and analysts.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMAI. Under the Order, a fee evaluation must precede the execution of new advisory and administration services agreements; there is no express exception from this requirement for agreements that are intended solely to transfer ownership of the existing service providers. I have been advised by Columbia that it believes the Order requires the preparation of this fee evaluation.

In conformity with the terms of the Order and past evaluations, this evaluation addresses only the advisory and administration contracts, and does not extend to any proposed new underwriting and transfer agency agreements.

1The Funds' custodian is State Street Bank and Trust Company. No change in custodian is required by the APA nor is such a change contemplated at this time.

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According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this evaluation.

2009 Evaluation

In May 2009, I submitted to the Board the fourth annual evaluation prepared under the Order. That evaluation, based on performance and fee data as of December 31, 2008, was considered by the Board in renewing the advisory and administration services agreements that were effective on July 31, 2009. That evaluation followed the same structure as the earlier studies. Some areas were given more emphasis, while others were given less. Still, the fundamental information gathered for that evaluation was largely the same as past years. That evaluation is referred to here as the "2009 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Performance Committee and the Ad Hoc Committee, evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the existing contracts, and evaluated them in light of the proposed transaction.

In the course of its work, the Trustees also gave careful consideration to the conclusions and recommendations contained in the 2009 Study.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Columbia or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Ad Hoc and Performance Committees of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009, and under the Investment Company Act, may not be increased before March 2012 or later (other than for bona fide additional investment advisory services), if the closing date of the transaction is later than March 2010. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM and Ameriprise propose should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and achieved those results with less risk than its peers. Acorn Select and Wanger Select have enjoyed strong investment returns in the past year, resulting in improved rankings that place those funds near or in the top third of their peers over the trailing five year period. These results are achieved, however, with greater relative risk than the other domestic Funds. Acorn USA and its parallel,

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Wanger USA have not been as strong as the other Funds relative to their peers over this period, turning in a largely average performance, though both Funds have outperformed their benchmarks. Thermostat is unique and therefore difficult to assess, but now enjoys a Morningstar rank above its peer median. The overall trend for performance of the domestic Funds is positive, and further, all domestic Funds enjoy positive alpha, confirming that their portfolio managers add value to performance.

The International Funds: The international Funds experienced a challenging 12 month period relative to their peers, but their five year rankings remain at or above the median. These Funds have enjoyed periods of strong out-performance during that five year stretch. Further, they have outperformed their benchmarks during the past five years, and done so while exposing shareholders to less risk than competitors. Finally, all the international Funds enjoy positive alpha, again confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 31 years. Further, CWAM performs sub-advisory services for two mutual funds managed by RiverSource, a fund family operated by Ameriprise, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services can differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM and CMAI provide excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins have declined in recent periods, as have the margins of many fund companies, but it still maintains margins that appear to be in the upper range of its competitors.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reflect that reality. In the past two years, however, asset levels have generally declined, and sustained asset growth will be required to trigger additional fee reductions under the current schedule. Asset declines have not, however, resulted in significant fee increases.

H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment.

  1.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  2.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Ad Hoc Committee has taken the steps necessary to assess the proposed change of ownership and recommended appropriate measures to protect Fund shareholders. It has also taken steps to encourage an agreement on an appropriate incentive plan for CWAM that will facilitate the continuity of management, motivate CWAM professionals and that will

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align their efforts with the interests of Fund shareholders. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

****

Recommendations

I believe the Trustees should:

1.  Continue to monitor closely the performance of Acorn USA and Wanger USA, to assess the impact of the portfolio changes implemented by the portfolio manager.

2.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger Select, which are, in the views of both Morningstar and Lipper, significantly higher than their peers.

3.  Take appropriate steps to insure that any integration of the two organizations does not adversely impact Fund shareholders, and continue their efforts to facilitate an agreement on an appropriate incentive plan for CWAM personnel that will both motivate them and align their interests with Fund shareholders.

4.  Consider the fees paid by (sub-advisory fees) and to (revenue sharing payments) the proposed new parent organization, Ameriprise or its mutual funds, to identify and address all conflicts of interest.

Robert P. Scales
December 2009

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[Excerpt from:]

Wanger Advisors Trust

Supplement to the
Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

April 2010

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Introduction

In December 2009, I prepared a fee evaluation required under the New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005. That Order allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.

Ameriprise, through various separate accounts ("Accounts") established by certain of its insurance company affiliates, is currently an investor in the WAT Funds on behalf of contract holders in variable insurance policies and variable annuity contracts (together, the "Contracts") that Ameriprise or its affiliates have marketed to their clients. In the WAT structure, the insurance companies purchase shares in the WAT Funds on behalf of the Accounts, which fund the Contracts. The insurance company enters into a participation agreement with Wanger Advisors Trust to purchase shares on behalf of its Accounts. The Accounts are the actual investors in the Wanger Funds, not the individual contract holders. Through this structure, Ameriprise controlled Accounts hold approximately $2 billion or two-thirds of the WAT Funds' total assets; approximately nine other insurance companies also participate in the WAT Funds and hold the remaining assets in those Funds. Ameriprise also maintains a small account with CWAM that is a sub-account for a RiverSource mutual fund. This sub-account is not subject to oversight by the WAT or Acorn Board.

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees."

Reasons for this Supplement

This Supplement is prompted by notice given by Ameriprise, after completion of the fee evaluation in December, that following the closing of the transaction, it anticipates a redemption of approximately $1 billion of its clients' investments in two of the WAT Funds (Wanger USA and Wanger International), and re-investment of most of the proceeds in one or more RiverSource mutual funds; CWAM will sub-advise these funds in two new sub-accounts at CWAM and effect investment strategies substantially identical to those pursued by the WAT Funds from which those funds were redeemed. One of the sub-accounts will parallel WAT International/Acorn International, and the other Wanger USA/Acorn USA. Ameriprise has advised the Board of the sub-advisory fees to be paid to CWAM and such sub-advisory fees will be lower than the advisory fee paid to CWAM by the parallel WAT Fund. Sub-advised accounts of this kind are generally considered institutional accounts and sub-advisory services are priced differently (and usually lower) than the advisory fees for mutual funds that are not sub-advised.

The Order and the Investment Company Act require fund trustees to consider, among other things, the proposed management fees (including components thereof) charged to institutional and other clients of the adviser for like services. As the Fee Evaluation notes, CWAM historically has maintained very few institutional accounts with relatively few assets under management. The new Ameriprise accounts are, therefore, a departure from past practice at CWAM.

Ameriprise's intentions pose the following issues with respect to assessing the reasonableness of the management fee proposed by Ameriprise for the WAT and Acorn Funds:

1.  How do the Funds' fees compare to the fees paid by the parallel institutional accounts?

2.  What impact might the redemption have on the fees paid by the shareholders who remain in the WAT Funds after the Ameriprise action?

3.  Would expanded assets in the institutional accounts strain CWAM's limited capacity to manage the Acorn and WAT Funds?

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Wanger International Select 2010 Semiannual Report

This Supplement is intended solely to address these points as additional information for consideration by the Trustees in assessing the reasonableness of the management fees proposed by Ameriprise.

****

Conclusions

The conclusions and recommendations in the December 2009 Fee Evaluation remain valid today. Consideration of the Ameriprise redemption proposal leads to the following additional conclusions and recommendations.

A.  Reasonableness of the Advisory Fees and Related Considerations

CWAM will soon manage assets in a sub-advised account at fee levels that reflect a substantial discount to the parallel mutual fund. Ameriprise has set forth the differences in services that support its claim that this divergence in fees is justified. These justifications should be revisited by the Trustees. In addition, the redemption will result in higher fees for remaining participants in the WAT Funds, and will result in brokerage and other expenses for Fund participants. These costs should also be a part of the Trustees' calculus in assessing fees. Lastly, the prospect of increased assets for CWAM management raises potential future issues of investment capacity.

B.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee and its Ad Hoc Committee engaged in a careful assessment of the repercussions of the Ameriprise redemption proposal, assessed as best as possible its potential costs, and revisited the breakpoint schedules of the WAT and Acorn Funds to determine whether WAT Fund participants are treated equitably in relation to Acorn Fund shareholders. It also gave consideration to the fee differential between institutional and mutual fund accounts. The Trustees met on a number occasions with me and with counsel, and gave close attention to a variety of materials including data submitted by Ameriprise and the legal analysis of counsel. The Trustees have sufficient information to evaluate management's proposals, and negotiate contract terms that are in the best interests of fund shareholders. Lastly, the Trustees considered the recommendations set forth below and the Contract Committee adopted them as appropriate measures to protect shareholders.

Recommendations

In light of the developments discussed in this Supplement, I recommend that the Trustees:

1.  Consider imposing an expense cap on Wanger International and Wanger USA that will insulate those participants who remain after the Ameriprise redemption from the impact of increased advisory fees.

2.  Consider including in the advisory or related contracts with Ameriprise a provision requiring Ameriprise to reimburse the direct costs of its redemption, insulating remaining Fund participants from the commission and other expenses that will be required to effect the redemption.

3.  Consider seeking an agreement on the part of Ameriprise to seek Board approval of new institutional and sub-advised accounts that will result in increased assets under management at CWAM, thereby protecting existing investors from dilution of CWAM's limited investment management capacity.

Robert P. Scales
April 2010

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Board Approval of the Proposed Advisory Agreement

The Board of Trustees unanimously approved the proposed Investment Advisory Agreement with Columbia Wanger Asset Management, LLC ("Columbia WAM") (the "Proposed Advisory Agreement") for each Fund of the Trust at meetings held on February 24, 2010 and April 6, 2010.

The Ad Hoc Committee on the Sale of Columbia Management Group of the Board and the Contract Committee of the Board (together, the "Committees"), which are comprised solely of Trustees who have no direct or indirect interest in the Proposed Advisory Agreement and who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Trust (the "Independent Trustees"), and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM and Ameriprise Financial, Inc. ("Ameriprise") in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM and Ameriprise.

During each meeting at which the Committees or the Independent Trustees considered the Proposed Advisory Agreement, they met in executive session with their independent legal counsel. The Committees also met separately with representatives of Ameriprise, Columbia Management Group, LLC ("CMG") and Columbia WAM management on several different occasions. In all, one or other of the Committees convened formally on 22 separate occasions to consider the sale of a portion of the asset management business of CMG, including 100% of Columbia WAM, by Bank of America Corporation ("Bank of America") to Ameriprise (the "Transaction"), and convened informally on many other occasions. The Board and/or some or all of the Independent Trustees met on at least 6 other occasions to receive the Committees' status reports on the Transaction, receive presentations from Ameriprise and Columbia WAM representatives, and to discuss outstanding issues. In addition, the Independent Trustees' counsel and the Trust's Chief Compliance Officer conducted on-site due diligence sessions at Ameriprise. As they considered the Proposed Advisory Agreement, the Independent Trustees were advised by independent legal counsel.

The Trustees reviewed the Proposed Advisory Agreement, as well as certain information obtained through Ameriprise's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Trustees reviewed the Management Fee Evaluation dated December 2009 and the Supplement thereto dated April 2010 (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of Columbia WAM and the Office of the New York Attorney General. Finally, the Trustees considered certain additional contractual protections they had obtained from Ameriprise in the event of a material compliance violation or harm caused to shareholders during the conversion of certain operational services as a result of the Transaction.

The materials reviewed by the Committees and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Fund's performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) information on Ameriprise's approach to retention and compensation of portfolio managers and the terms of the new incentive compensation plan for Columbia WAM investment personnel, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) Ameriprise's management structure, financial condition and its intentions for managing the Funds and the respective service providers.

In considering whether to approve the Proposed Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the Proposed Advisory Agreement are discussed separately below.

Nature, quality and extent of services. The Trustees reviewed the expected nature, quality and extent of the services to be provided by Columbia WAM and its affiliates to the Funds under the Proposed Advisory Agreement, taking into account the investment objective and strategy of each Fund. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and Ameriprise, especially those providing investment management services to the Funds. The Trustees also considered other services to be provided to the Funds by Columbia WAM, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees reviewed each of these factors in light of the expected change of control of Columbia WAM and the likelihood of possible changes as a result of the Transaction.

In addition, in connection with the Transaction, the Board considered:

•  the reputation, financial strength, regulatory histories and resources of Ameriprise and its affiliates;

•  the terms of the Proposed Advisory Agreement, including the difference between the Current and Proposed Advisory Agreements, as set forth in this Proxy Statement, including that Columbia WAM had agreed to a higher standard of care for non-investment services in the Proposed Advisory Agreement;

•  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including the Underwriting Agreement and the Transition Services Agreement, both between Ameriprise and Bank of America; the Administration Services Agreement, between Columbia WAM and the Funds; the Shareholders' Servicing and Transfer Agent Agreement, between RiverSource Services Corporation and the Funds; the Underwriting Agreement between RiverSource Fund Distributors, Inc. and the Funds; and the Transition, Integration and Conversion Principles Agreement and the Compliance Agreement, both between Ameriprise and the Funds;

•  that the Trustees recently had completed a full annual review of the Current Advisory Agreement for each Fund under the 1940 Act, and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that they had determined that the management fees were reasonable in relation to the services rendered; and

•  that Ameriprise and Bank of America, and not the Funds, would bear all costs of obtaining approvals of the Proposed Advisory Agreement, including legal and Trustee fees and costs resulting from the Transaction.

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Board Approval of the Proposed Advisory Agreement

The Trustees concluded that the expected nature, quality and extent of the services to be provided by Columbia WAM to each Fund under the Proposed Advisory Agreement were appropriate for the Funds. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also believed that Columbia WAM investment personnel would continue to be compensated pursuant to a plan that was designed to align their interests with those of Fund shareholders. The Trustees also considered that Columbia WAM had maintained its investment management capacity and resources throughout a difficult economic environment. In addition, they took note of the quality of Columbia WAM's compliance record. The Trustees also took into consideration that Ameriprise had offered its assurances that the services provided to the Funds following the Transaction would be consistent with or better than the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Trustees considered that certain current senior executives of CMG who are currently responsible for oversight of certain services provided to the Funds would continue to oversee those services after the closing of the Transaction. The Trustees also believed that the higher standard of care in the Proposed Advisory Agreement would benefit shareholders. The Trustees further recognized that the investment personnel of Columbia WAM would, effective upon a change of control of Columbia WAM to Ameriprise, be subject to employment agreements and other terms of employment created for the purpose of retaining skilled investment personnel. Assuming such personnel remain in place following the change in control, the Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board and of the Investment Performance Analysis Committee of the Board throughout the year in addition to performance information considered in connection with the Transaction. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods. However, they gave somewhat more consideration to the rolling three-year performance of each Fund.

More particularly, with respect to the domestic Funds, the Trustees noted that Wanger Select equaled its Morningstar peer group median while underperforming its Lipper peer group median and its benchmark for the three-year period ended September 30, 2009. Wanger USA underperformed its peer group medians but outperformed its benchmark over the three-year period. For the five-year period ended September 30, 2009, Wanger Select outperformed its peer group medians and primary benchmark and Wanger USA underperformed its peer group medians but outperformed its benchmark.

With respect to the international Funds, the Trustees considered that Wanger International and Wanger International Select both outperformed their peer group medians and benchmarks for the three year and five-year periods ended September 30, 2009.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in the evaluation of the expected quality of services to be provided by Columbia WAM under the Proposed Advisory Agreement for each Fund and also supported approval.

Costs of Services and Profits Realized by Columbia WAM. The Trustees noted that Ameriprise and Columbia WAM were not proposing any changes in investment advisory or administration fees or total operating expenses in connection with the Transaction. At various Committee and Board meetings and other informal meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed the observations in the Fee Evaluation relating to the lack of uniformity in the Funds' rankings, and noted that the Funds are assessed by Morningstar and Lipper in relation to peers selected only from the variable annuity universe. As noted in the Fee Evaluation, the actual advisory fees paid by Wanger Select and Wanger International Select were higher than the median advisory fees of each Fund's respective Morningstar and Lipper peer groups and the actual advisory fee paid by the Wanger USA was higher than the median advisory fee of the Fund's Morningstar peer group, but not of its Lipper peer group. The actual advisory fee paid by Wanger International was higher than the median advisory fee of the Fund's Lipper peer group, but not of its Morningstar peer group. Total management fees for one of the four Funds, Wanger International, were lower than its Morningstar peer group median, but none of the Funds had total management fees equal to or lower than its respective Lipper peer group median. The Trustees also considered that the total expenses paid by investors compared to total expenses charged by other peer funds, which they also considered to be a meaningful comparison.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The Trustees considered the current methodology used by Columbia WAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. In addition, the Trustees considered the expected profitability of Columbia WAM related to the Funds following the Transaction; however, they determined that profitability projections at this time were speculative, at best. The Trustees noted that Columbia WAM's profit margins had declined recently, in line with industry trends, as a result of reduced assets under management. Nevertheless, based on limited comparative data, its current margins appeared to be in the upper range of competitors. They discussed how profitability comparisons among fund managers are of limited probative value due to the small number of publicly-owned managers, and that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Columbia Acorn Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Columbia Wanger Funds' advisory fees were generally comparable to the Columbia Acorn Funds' advisory fees. Columbia WAM's institutional separate account fees for various investment strategies were also examined; in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal risks that it does not assume in servicing its non-fund clients.

The Trustees concluded that the rates of advisory fees and other compensation to be payable by the Funds to Columbia WAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Columbia WAM charges to other clients. The Trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of

26

Wanger International Select 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

services provided by Columbia WAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reasonable and reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that could be expected to accrue to Columbia WAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that, in connection with the Transaction, the Funds' transfer agency agreement would be assigned to RiverSource Service Corporation (now known as Columbia Management Investment Services Corp.), an affiliate of Ameriprise, which would receive compensation from the Funds for services provided. They considered that an affiliate of Ameriprise, RiverSource Funds Distributors, Inc. (now known as Columbia Management Investment Distributors, Inc.), would serve as the new distributor under an underwriting agreement containing substantially the same terms as the Funds' existing underwriting agreement with an affiliate of Columbia WAM. In addition, the sub-administration agreement between Columbia WAM and a current affiliate would be transferred to an Ameriprise affiliate. The Trustees also considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM and noted that no material changes were being contemplated by Columbia WAM regarding its policies and procedures in respect of soft dollars as a result of the change in ownership of Columbia WAM. They determined that Columbia WAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements between Columbia WAM and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be "interested persons" (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Columbia WAM and Ameriprise represented in writing that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, Columbia WAM and Ameriprise represented that they would not seek any change that would impose an "unfair burden" on the Trust.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Proposed Advisory Agreement for each Fund, the Trustees, including the Independent Trustees, concluded on February 24, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they approved the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Following the Board's approval of the Proposed Advisory Agreement for each Fund on February 24, 2010, Ameriprise advised the Board that it anticipated that a significant amount of the existing assets of Wanger International and Wanger USA, representing the interests of owners of contracts issued by life insurance companies affiliated with Ameriprise, would be redeemed in spring 2010 (the "Proposed Redemption"). These assets would be reinvested in two RiverSource Funds (the "New Institutional Accounts") that have similar investment objectives and strategies to Wanger International and Wanger USA. The New Institutional Accounts would be sub-advised by Columbia WAM for investment sub-advisory fees that were proposed to be lower than the advisory fees of their Columbia Wanger Fund counterparts. The Board therefore determined that the proposed redemption and the existence of the New Institutional Accounts to be sub-advised by Columbia WAM warranted another review of the Proposed Advisory Agreement for each Fund and the fees paid thereunder.

The Committees then met in the aggregate on four occasions in March 2010, including once with representatives of Ameriprise, to review and consider the Proposed Redemption and the New Institutional Accounts and the implications of these transactions with respect to their consideration of the Proposed Advisory Agreement for each Fund. In their deliberations, the Trustees received and reviewed a supplement dated April 2010 ("Supplement") to the Fee Evaluation prepared by the Senior Officer, which contained an analysis of both the Proposed Redemption and the potential impact on the remaining shareholders in the Funds. The Supplement also reviewed the fees related to the New Institutional Accounts. The Trustees were also advised by independent counsel at each of these meetings.

With respect to the Proposed Redemption, the Trustees considered that Ameriprise had agreed to a fee cap on the advisory fees of Wanger International and Wanger USA for a period of two years from the redemption date, such that the remaining shareholders in these Funds would not experience any increase in advisory fees as a result of the Proposed Redemption. The Trustees further considered that Ameriprise had also agreed with the Trust to minimize the potential for adverse effects to Wanger International and Wanger USA from any economic harm caused by the redemption proposal by reimbursing for transaction costs related to the Proposed Redemption including brokerage commissions and transfer fees (but not market impact costs).

With respect to the New Institutional Accounts, the Trustees considered information submitted by Ameriprise regarding the sub-advisory fees payable to Columbia WAM for investment advisory services rendered to the accounts. The Trustees also considered that the sub-advisory fees payable were

27

Wanger International Select 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

substantially the same as an existing RiverSource Fund account sub-advised by Columbia WAM. The Trustees considered the explanations previously provided by Columbia WAM for the differences in advisory fees paid by the Funds and Columbia WAM's other similar institutional accounts. The Trustees also considered Ameriprise's and Columbia WAM's agreement that they would not agree to, or submit a proposal to, manage new institutional accounts without the express approval of the Board. The Board believed that this provision was necessary in order to protect Columbia WAM's investment capacity and the resulting quality of its investment services with respect to the Funds.

The Trustees also considered the performance of the Funds over various time periods ended December 31, 2009. Wanger USA outperformed its primary benchmark and Morningstar peer group median over the three-year period ended December 31, 2009, but underperformed its Lipper peer group median over that same period. Wanger Select outperformed its Morningstar peer group median over the three-year period, but underperformed its Lipper peer group median and primary benchmark over that same period. Both Wanger International and Wanger International Select outperformed their respective peer groups and primary benchmarks for the three-year period. For the five-year period ended December 31, 2009, each Fund outperformed its primary benchmark.

Taking all of the foregoing factors into account as well as the continued satisfactory performance of the Funds since the last Board meeting and other factors they deemed relevant, the Trustees, including all of the independent Trustees, concluded again on April 6, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they affirmed the approval of the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

28

Wanger International Select 2010 Semiannual Report

Proxy Voting Results

On May 27, 2010, a special meeting of shareholders of Wanger Advisors Trust (the "Trust") was held to ask shareholders of each Fund of the Trust to: (1) consider and vote on a proposed Investment Advisory Agreement for the Fund with CWAM, which became a subsidiary of Ameriprise Financial; and (2) elect eleven trustees to the Trust's Board of Trustees (the "Board"). A proxy statement that described the proposals was mailed to shareholders of record as of April 8, 2010.

Proposal 1: A proposed Investment Advisory Agreement with CWAM was approved for the Fund, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes*
Wanger International Select	1,561,699	30,983	24,894	0

*  Shares held of record by a financial intermediary, such as a broker or nominee, typically held in "street name," as to which (i) written voting instructions on the matter have not been received from the beneficial owners or persons entitled to vote and (ii) the intermediary does not have discretionary voting power on the matter.

Proposal 2: Each of the trustee nominees was elected to the Board, as follows:

Fund	Votes For	Votes Against	Abstentions
Laura M. Born	93,621,627	4,677,959	0
Michelle L. Collins	93,862,814	4,436,772	0
Maureen M. Culhane	93,620,353	4,679,233	0
Margaret M. Eisen	93,949,255	4,350,330	0
John C. Heaton	93,852,982	4,446,603	0
Steven N. Kaplan	93,803,548	4,496,038	0
David C. Kleinman	93,545,604	4,753,982	0
Charles P. McQuaid**	93,886,104	4,413,482	0
Allan B. Muchin	93,539,358	4,760,228	0
David B. Small	93,966,760	4,332,826	0
James A. Star	93,923,838	4,375,748	0

**  Mr. McQuaid is an "interested person" of the Trust and of CWAM because he is an officer of the Trust and of CWAM.

29

Wanger International Select 2010 Semiannual Report

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Wanger International Select 2010 Semiannual Report

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31

Wanger International Select 2010 Semiannual Report

Columbia Wanger Funds

Trustees

James A. Star
Chairman of the Board

Steven N. Kaplan
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
David C. Kleinman
Charles P. McQuaid
Allan B. Muchin
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

P. Zachary Egan
Vice President

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Transfer Agent,
Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

* As of May 1, 2010

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month end.

32

Columbia Wanger Funds

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1455 A (8/10) 103613

Wanger Select

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger Select

  2010 Semiannual Report

1	Understanding Your Expenses

2	The School that Changed the World

4	Performance Review

6	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

18	Management Fee Evaluation of the Senior Officer

26	Board Approval of the Proposed Advisory Agreement

30	Proxy Voting Results

Columbia Wanger Asset Management, LLC ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of June 30, 2010, CWAM managed $26.1 billion in assets, and is the investment advisor to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds.

Important Information Regarding the Acquisition of the Long-term Asset Management Business of Columbia Management Group, LLC

On April 30, 2010, Ameriprise Financial, Inc., ("Ameriprise Financial"), the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America Corporation. In connection with this acquisition, Ameriprise Financial acquired CWAM. CWAM will continue as the investment advisor for the Columbia Acorn and Wanger Funds, and no changes are anticipated in the existing investment management team. Also in connection with this acquisition, Columbia Management Investment Distributors, Inc., member FINRA, became the distributor and principal underwriter of the Funds and Columbia Management Investment Services Corp. became the transfer agent of the Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial advisor or insurance company or contact 1-888-4-WANGER.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "The School that Changed the World" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2010 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2010 – June 30, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	954.80	1,020.23	4.46	4.61	0.92

*For the six months ended June 30, 2010.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger Select 2010 Semiannual Report

The School that Changed the World

Chicago is known for a lot of things. Yes, this city's ability to stuff ballot boxes and pizzas is legendary, but the number of Nobel Prize winners who have hailed from the University of Chicago is one of Chicago's greatest distinctions. The University's faculty, students and researchers have been awarded 85 Nobel Prizes across all fields, nearly as many as first-place Cambridge University, which has 87.

The University of Chicago holds nearly a 40% share of the Nobel Prizes awarded in economics to date. The great thinkers who received these awards, and those who influenced them, helped trigger a world-wide shift towards capitalism, resulting in enhanced prosperity and freedom around the globe. These are the men and women of the "Chicago School."

The Chicago School

Between the Great Depression and the 1970s, many in government and academia believed that increasingly centralized economic planning was inevitable. Much of the world was subjected to communism, socialism, or other sorts of command economies. Government in the United States grew rapidly during this period, as did regulation of businesses. During this time, William F. Buckley was not the only one who stood athwart history and yelled, "Stop!"

Starting in the 1950s, references to a "Chicago School" began to appear, referring to the economists, business researchers, lawyers and sociologists from the University of Chicago who disagreed with the "more government" thinking of the time. In the first written reference to the Chicago School, found in a handbook on the history of economic thought, members of the Chicago School were described as follows:

Libertarians all, they preferred rules to authorities and the impersonal forces of the market to their deliberate direction, and they viewed with alarm the increasing scope of governmental activities in the economic sphere.1

Frank Knight and Jacob Viner are considered founders of the Chicago School. Knight set a tone; he was intellectually rigorous, devoted to knowledge, skeptical of authority and cynical of planned economies. Knight believed capitalism was the only acceptable system by default, as other systems were worse. Viner was a terror to his students in the classroom but otherwise very helpful; he elevated neoclassical price theory2 into a core element for economics education at U. of C. Both men personally taught Nobel winners, but became ineligible for Nobel prizes upon their deaths soon after the economics award was first presented in 1969.

In his book titled, The Chicago School,3 Johan Van Overtveldt lists five characteristics that he believes underpin the success of this influential group. First, a strong work ethic. Locally, U. of C. is known as the university "where fun goes to die." But for some people, interesting work appears to be fun.

Next, economics is treated as a true science. Theories are tested and, unless backed by evidence, are disregarded.

Third, academic excellence is the sole criterion for advancement. Although the school is known for free-market advocacy, it attracts and cultivates fiercely independent thinkers with divergent views; some U. of C. professors, in contrast, have attacked elements of the capitalistic system.

Fourth, the Chicago School has a strong debating culture. Economic theories are critiqued by interdisciplinary workshops, often attended by professors of business, law and sociology to name a few. (Many of the University of Chicago's Nobel winners in economics have been associated with its business and law schools.) Work is subject to an intense, critical review process and heated debates are common.

Fifth, the University of Chicago is relatively isolated. Located on the shore of Lake Michigan and otherwise surrounded by tough neighborhoods, U. of C. tends to have many faculty members who live in its enclave, allowing academic discussions to extend well beyond classrooms.

Chicago School Economists and Their Work

Milton Friedman was a student of Knight and Viner and, in 1946, he accepted an offer to teach economics at the University of Chicago (a position opened by Viner's departure). Friedman taught at the University of Chicago for the next 30 years. His research centered on monetary theory and consumption analysis. He documented how a one-third cut in the money supply turned what could have been a normal recession into the Great Depression. Although Friedman was skeptical of government and endorsed steady growth in the money supply, his theories induced policymakers to ease credit during the dot.com bust and the more recent housing bubble. Though tremendous wealth was lost during both events, economic depressions were avoided, likely due to the monetary ease.

Friedman is perhaps best known for his influence on public policy. Like many other Chicago economists, he believed in free markets and minimal government interference in the economy. Unlike others, he popularized those notions.

Friedman believed that competition was morally superior to government control, as consumers and producers are free to choose in a capitalistic system, but are often coerced in other systems.4 He and other Chicago economists went so far as to advocate no regulations of some monopolies, stating that monopolies tend to be temporary and regulators often cause long-lasting inefficiencies and politically inspired anomalies.

Friedman was often criticized for his policy recommendations, and some of the criticisms, in hindsight, now appear laughable. One such article, published in the 1970s, attacked Friedman on the grounds that competition was imperfect and firms like General Motors and IBM had considerable market power and stifled competition. It's now safe to say that Friedman was right, as competition and technological change reduce market power over time. In 1976,

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Wanger Select 2010 Semiannual Report

Friedman won the Nobel Prize in Economics "for his achievements in the fields of consumption analysis, monetary history and theory, and for his demonstration of the complexity of stabilization policy."

Economist Theodore Schultz analyzed agricultural policies first at Iowa State, but his work was attacked by Iowa's powerful dairy lobby. He joined the University of Chicago faculty in 1944, continuing his work. He concluded that 30% to 40% of farm productivity gains in the United States were driven by increasing the skills of farmers and investing in "human capital." Chicago School economist D. Gale Johnson was greatly inspired by Schultz's work. He also joined the University of Chicago in 1944 and the two worked together for nearly 50 years. Johnson analyzed Soviet agriculture and correctly predicted that subsidies and price distortions would destabilize the entire Soviet economy. Schultz received a Nobel Prize in Economics in 1979 for his pioneering research in economic development and the problems of developing countries.

Gary Becker analyzed many curious phenomena, such as crime and punishment (deterrents matter), addiction, families and marriage, and perhaps most important, he pursued analysis of human capital. He concluded that investments in education, training and health care are crucial and can be analyzed like other investments. Becker and other Chicago School economists concluded that investment in human capital was the leading driver of economic growth. He won the Nobel Prize in Economics in 1992 "for having extended the domain of microeconomic analysis to a wide range of human behavior and interaction, including non-market behavior."

Many of the innovations in finance and financial markets have been driven by other Chicago School economists. Modern portfolio theory, efficient markets and behavioral finance have been noteworthy accomplishments. The Chicago School's option pricing models have spurred growth of trading of stock and currency options, which enable entities to reduce or assume risks.

Numerous public policies have been impacted by Chicago School research. Radio spectrum, water rights and energy leases are now often auctioned rather than awarded by regulators' opinions on "merit." Price controls, which caused America's energy shortages in the 1970s, have been repudiated. Many industries have been deregulated.

The Chicago School provided the intellectual underpinnings for Reagan's and Thatcher's economic policies,5 which reduced inflation, reinvigorated the free world and contributed to the collapse of communism. Chicago School economists provided advice that enabled third world and ex-communist countries to grow, lifting hundreds of millions of people out of poverty.

Chicago School analytical efforts have gone far beyond traditional economic topics. Economist Steven Levitt's best-selling book, Freakonomics,6 covers the economic side of lots of items, including street gangs selling crack cocaine. It turns out that from an economic standpoint, street gangs tend to be set up like large corporate franchise operations. Corner drug dealers tend to earn little money, but have room for advancement (should they not be in jail or get killed).7 Levitt covers other topics including cheating by schoolteachers and sumo wrestlers, as well as choices of names for babies.

The near-meltdown of the worldwide financial system has caused many to question deregulation and free market capitalism. It appears that public policy errors, ineffective regulation, and serious mistakes by both private sector and government entities all had a role in the crisis. Clearly there is plenty of room for improvement, and sound economic analysis is needed to facilitate new government policies and private sector practices.

The world clearly operates in an economic framework. Our investments for the Columbia Wanger Funds are driven by our evaluations of the underlying economics of the companies in which we invest. We pursue investments in businesses that we believe are strong, have competitive advantages and that are reasonably valued.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

Opinions expressed in this essay are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations, or the Wanger Advisors Trust Board. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Overtveldt, Johan Van, The Chicago School (Chicago, Agate Publishing, 2007), pg. 6.

2  Neoclassical price theory uses mathematics to make conclusions about how the economy will behave if the price of goods, services, or behaviors increases.

3  Overtveldt, Johan Van, op. cit., pg. 11.

4   Friedman, Milton and Rose, Free to Choose (New York, Harcourt Brace Jovanovich, Inc., 1980).

5  Chicago School economists had differing opinions about elements of the policies. George Stigler, also a Nobel Prize winner affiliated with the Chicago School, labelled the supply-side program as something between a "gimmick and a slogan."

6  Levitt, Steven D., and Dubner, Stephen J., Freakonomics (New York, HarperCollins Publishers, Inc., 2005).

7  For additional information, see Sudhir Venkatesh's, Gang Leader for a Day, Penguin Press, 2008. Venkatesh was the University of Chicago sociology student whose data was utilized by Levitt.

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Wanger Select 2010 Semiannual Report

Performance Review Wanger Select

Ben Andrews
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger Select lost 4.52% in the first half of 2010, while its primary benchmark, the S&P MidCap 400 Index, dropped 1.36%. The large-cap S&P 500 Index had a 6.65% decline during the same period. The market sold off considerably in the second half of the period as fears that the U.S. economy is going back into recession grew.

Two energy names, Pacific Rubiales Energy and Canacol Energy, added 3.6% of return to our portfolio during the semiannual period. Both companies continue to have success finding oil in Colombia. SkillSoft, a provider of web-based learning tools, was acquired by a group of private investors during the period and contributed 0.3% to the portfolio. On the downside, the names were numerous, but Canadian Solar (CSIQ, a solar cell and module manufacturer) cost the Fund 2.0% of total portfolio performance year to date. CSIQ lost ground due to falling solar cell prices and fears that Germany's subsidy cut to the solar industry would hurt demand for new solar installation. Teen apparel retailer Abercrombie & Fitch and ITT Educational Services (ESI) cost the Fund 0.3% and 0.4%, respectively, of portfolio performance during the semiannual period. The latter fell hard on proposed government regulation that could impact providers of post-secondary degree programs like ITT Educational Services. We trimmed ESI's position size in the portfolio in anticipation of the government attacking this industry, but we still own the company because we strongly believe that it educates a portion of American students that traditional not-for-profit colleges largely ignore.

We did use the market weakness to invest some of the Fund's cash into companies that we felt were oversold and that show growth potential in a sluggish economy. The Fund's cash level at the end of the period was 4.8%. During the semiannual period, we sold out of eight names and added 13 new companies to the portfolio.

According to a U.S. Treasury Department report that was recently released, the U.S. is estimated to run a $1.6 trillion dollar budget deficit this year alone. This will be greater than 10.5% of the country's gross domestic product (GDP) for the year, a mind boggling number. If GDP is down 3% in a year, that would cause a really rough recession, but if all the deficit spending was withdrawn in the next year, thus a minus 10% economy, well, heaven help us. As I see it, over the next several years the U.S. has to reduce this deficit spending while increasing employment to get the country heading toward a sound footing. If not, I believe we may run into a nasty currency crisis. Executing on this strategy will not be an easy task. If the deficit spending is withdrawn too fast, I believe the country could go into recession. But, allowing a budget deficit this big for too long is likely to cause pain to this generation and the next through inflation and/or massive tax increases. Getting unemployment down when the country is already deficit spending like crazy is going to be tricky. I think it needs to start with less government legislation and regulation, which has been keeping our businesses from adding employees until they can understand what is happening in their industries. Uncertainty is a killer in any capital market.

I'm not looking for the next couple of years to be easy, but I never do. Our Fund's portfolio will remain focused on businesses that we feel can grow in a soft economy.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Opinions expressed are those of the author and are not necessarily those of the Advisor, its parent organizations, or the trustees of Wanger Advisors Trust.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/10

Pacific Rubiales Energy	7.0%
Canacol Energy	5.2
ITT Educational Services	3.9
Abercrombie & Fitch	2.7
Canadian Solar	1.6

4

Wanger Select 2010 Semiannual Report

Growth of a $10,000 Investment in Wanger Select

February 1, 1999 (inception date) through June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2010, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/10

1. Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	7.0%
2. Canacol Energy (Colombia) Oil Producer in South America	5.2
3. Sanmina-SCI Electronic Manufacturing Services	4.6
4. Hertz Largest U.S. Rental Car Operator	4.3
5. Safeway Supermarkets	4.0
6. ITT Educational Services Post-secondary Degree Services	3.9
7. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.3
8. Crown Castle International Communications Towers	3.1
9. Abercrombie & Fitch Teen Apparel Retailer	2.7
10. WNS-ADR (India) Offshore BPO (Business Process Outsourcing) Services	2.6

Top 5 Industries

As a percentage of net assets, as of 6/30/10

Consumer Goods & Services	26.2%
Energy & Minerals	21.4
Information	20.9
Finance	11.0
Industrial Goods & Services	10.2

Results as of June 30, 2010

	2nd quarter	Year to date	1 year	5 years	10 years
Wanger Select	-11.79%	-4.52%	27.73%	3.35%	6.93%
S&P MidCap 400 Index*	-9.59	-1.36	24.93	2.21	5.31
S&P 500 Index	-11.43	-6.65	14.43	-0.79	-1.59
Lipper Variable Underlying Mid-Cap Growth Funds Index	-9.03	-2.34	22.77	2.26	-2.65

NAV as of 6/30/10: $21.87

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.95%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. The Lipper Variable Underlying Mid-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Mid-Cap Growth Funds classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2010 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value
	Equities – 95.3%
	Consumer Goods & Services – 26.2%
	Retail – 8.1%
534,000	Safeway Supermarkets	$10,498,440
232,000	Abercrombie & Fitch Teen Apparel Retailer	7,120,080
46,850	lululemon athletica (a) Premium Active Apparel Retailer	1,743,757
342,000	Wet Seal (a) Specialty Apparel Retailer	1,248,300
8,200	Tractor Supply Company Rural America Retailer	499,954
		21,110,531
	Travel – 6.9%
1,194,400	Hertz (a) Largest U.S. Rental Car Operator	11,299,024
351,000	Expedia Online Travel Services Company	6,591,780
		17,890,804
	Educational Services – 5.9%
121,000	ITT Educational Services (a) Post-secondary Degree Services	10,045,420
224,900	Career Education (a) Post-secondary Education	5,177,198
		15,222,618
	Apparel – 2.2%
160,000	Coach Designer & Retailer of Branded Leather Accessories	5,848,000
	Casinos & Gaming – 1.6%
45,600,000	RexLot Holdings (China) Lottery Equipment Supplier in China	4,161,014
	Other Consumer Services – 0.6%
299,950	IFM Investments (Century 21 China RE) – ADR (China) (a) Provides Real Estate Services in China	1,568,738
	Leisure Products – 0.5%
56,200	Thor Industries RV & Bus Manufacturer	1,334,750

Number of Shares		Value
	Food & Beverage – 0.4%
120,900	GLG Life Tech (Canada) (a) Produce an All-natural Sweetener Extracted from the Stevia Plant	$922,467
2,279,000	Fu Ji Food & Catering Services (China) (a)(b) Food Catering Service Provider in China	23,414
		945,881
	Total Consumer Goods & Services	68,082,336
	Energy & Minerals – 21.4%
	Oil & Gas Producers – 15.4%
16,460,000	Canacol Energy (Colombia) (a)(c) Oil Producer in South America	13,637,424
430,500	Pacific Rubiales Energy (Colombia) (a)(c)	9,600,649
381,166	Pacific Rubiales Energy (Colombia) (a) Oil Production & Exploration in Colombia	8,543,160
148,000	Houston American Energy (d) Oil & Gas Exploration/Production in Colombia	1,459,280
5,714,000	Petrodorado (Colombia) (a)(c)	1,367,646
5,714,000	Petrodorado – Warrants (Colombia) (a)(c) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	536,753
256,000	Gran Tierra Energy (Colombia) (a) Oil Exploration & Production in Colombia, Peru & Argentina	1,286,553
3,450,000	ShaMaran Petroleum (Iraq) (a)(c)	1,270,396
1,196,900	ShaMaran Petroleum (Iraq) (a) Oil Exploration in Kurdistan	449,730
2,218,500	Petroamerica (Colombia) (a) Oil Exploration & Production in Colombia	666,873
1,875,000	Petromanas (Canada) (a)(c)	486,121
700,000	Petromanas (Canada) (a)	197,267
937,500	Petromanas – Warrants (Canada) (a)(c) Exploring for Oil in Albania	35,226
1,207,000	Alange Energy (Colombia) (a) Oil & Gas Exploration/Production in Colombia	396,834
		39,933,912

See accompanying notes to financial statements.
6

Wanger Select 2010 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value
	Oil Services – 3.1%
547,100	Tetra Technologies (a) U.S.-based Services Company with Life of Field Approach	$4,967,668
3,004,800	Tuscany International Drilling (Colombia) (a)(c)	3,042,764
500,000	Tuscany International Drilling – Warrants (Colombia) (a)(c) South America-based Drilling Rig Contractor	13,527
		8,023,959
	Alternative Energy – 2.1%
435,600	Canadian Solar (China) (a) Solar Cell & Module Manufacturer	4,260,168
532,700	Synthesis Energy Systems (China) (a) Owner/Operator of Gasification Plants	585,970
179,900	Real Goods Solar (a) Residential Solar Energy Installer	568,484
		5,414,622
	Agricultural Commodities – 0.8%
5,000,000	Eacom Timber – Subscription Receipts (Canada) (a)(c)	2,141,750
162,000	Eacom Timber (Canada) (a) Canadian Lumber Producer	86,741
		2,228,491
	Total Energy & Minerals	55,600,984
	Information – 20.9%
	Mobile Communications – 7.3%
218,000	Crown Castle International (a) Communications Towers	8,122,680
127,000	American Tower (a) Communications Towers in USA & Latin America	5,651,500
1,884,100	Globalstar (a) Satellite Mobile Voice & Data Carrier	2,901,514
71,000	SBA Communications (a) Communications Towers	2,414,710
		19,090,404
	Contract Manufacturing – 4.6%
875,833	Sanmina-SCI (a) Electronic Manufacturing Services	11,920,087

Number of Shares		Value
	Computer Services – 2.7%
566,700	WNS – ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	$6,653,058
131,500	Hackett Group (a) IT Integration & Best Practice Research	369,515
		7,022,573
	Business Software – 2.2%
984,000	Novell (a) Directory, Operating System & Identity Management Software	5,589,120
	Computer Hardware & Related Equipment – 1.6%
105,500	Amphenol Electronic Connectors	4,144,040
	Financial Processors – 1.5%
295,000	CardTronics (a) Operates the World's Largest Network of ATMs	3,823,200
	Instrumentation – 0.6%
14,500	Mettler Toledo (a) Laboratory Equipment	1,618,635
	Advertising – 0.4%
337,500	VisionChina Media – ADR (China) (a)(d) Advertising on Digital Screens in China's Mass Transit System	1,012,500
	Total Information	54,220,559
	Finance – 11.0%
	Brokerage & Money Management – 5.2%
914,000	MF Global (a) Futures Broker	5,218,940
183,000	Eaton Vance Specialty Mutual Funds	5,052,630
155,000	SEI Investments Mutual Fund Administration & Investment Management	3,155,800
		13,427,370
	Insurance – 3.3%
1,751,000	CNO Financial Group (a) Life, Long-term Care & Medical Supplement Insurance	8,667,450
	Credit Cards – 2.5%
467,200	Discover Financial Services Credit Card Company	6,531,456
	Total Finance	28,626,276

See accompanying notes to financial statements.
7

Wanger Select 2010 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value
	Industrial Goods & Services – 10.2%
	Waste Management – 2.5%
211,000	Waste Management U.S. Garbage Collection & Disposal	$6,602,190
	Machinery – 2.4%
155,000	Ametek Aerospace/Industrial Instruments	6,223,250
	Outsourcing Services – 2.1%
260,000	Quanta Services (a) Electrical & Telecom Construction Services	5,369,000
	Industrial Materials & Specialty Chemicals – 1.6%
141,000	Nalco Holding Company Provider of Water Treatment & Process Chemicals & Services	2,884,860
184,600	ChemSpec International – ADR (China) Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing	1,330,966
		4,215,826
	Other Industrial Services – 1.1%
84,500	Expeditors International of Washington International Freight Forwarder	2,916,095
	Industrial Distribution – 0.5%
13,000	WW Grainger Industrial Distribution	1,292,850
	Total Industrial Goods & Services	26,619,211
	Other Industries – 5.2%
	Transportation – 3.7%
183,000	JB Hunt Transport Services Truck & Intermodal Carrier	5,978,610
156,000	American Commercial Lines (a) Operator of Inland Barges/Builder of Barges & Vessels	3,511,560
		9,490,170
	Real Estate – 1.0%
168,500	BioMed Realty Trust Life Science-focused Office Buildings	2,711,165
	Regulated Utilities – 0.5%
27,500	Wisconsin Energy Wisconsin Utility	1,395,350
	Total Other Industries	13,596,685

Number of Shares or Principal Amount		Value
	Health Care – 0.4%
	Biotechnology & Drug Delivery – 0.4%
174,100	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	$1,121,204
	Total Health Care	1,121,204
Total Equities: (Cost: $219,181,863) – 95.3%		247,867,255
Securities Lending Collateral – 0.1%
190,975	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.03%)	190,975
Total Securities Lending Collateral (Cost: $190,975)		190,975
Short-Term Obligations – 7.5%
	Repurchase Agreement – 7.0%
$18,193,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation, maturing 8/25/14, market value $18,561,806 (repurchase proceeds $18,193,000)	18,193,000
	Commercial Paper – 0.5%
1,300,000	Toyota Motor Credit 0.27% due 7/02/10	1,299,990
Total Short-Term Obligations (Amortized Cost: $19,492,990)		19,492,990
Total Investments (Cost: $238,865,828) – 102.9% (f)(g)		267,551,220
Obligation to Return Collateral for Securities Loaned – (0.1)%		(190,975)
Cash and Other Assets Less Liabilities – (2.8)%		(7,358,179)
Total Net Assets – 100.0%		$260,002,066

  Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Illiquid Security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied

See accompanying notes to financial statements.
8

Wanger Select 2010 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2010

procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $32,132,256 which represented 12.36% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Canacol Energy	9/23/09	16,460,000	$4,287,256	$13,637,424
Pacific Rubiales Energy	7/12/07	430,500	1,728,466	9,600,649
Tuscany International Drilling	2/12/10- 3/23/10	3,004,800	3,442,850	3,042,764
Tuscany International Drilling – Warrants	2/12/10	500,000	61,950	13,527
Eacom Timber – Subscription Receipts	3/17/10	5,000,000	2,475,248	2,141,750
Petrodorado	11/20/09	5,714,000	1,202,115	1,367,646
Petrodorado – Warrants	11/20/09	5,714,000	706,004	536,753
ShaMaran Petroleum	9/15/09	3,450,000	2,414,839	1,270,396
Petromanas	5/20/10	1,875,000	651,600	486,121
Petromanas – Warrants	5/20/10	937,500	54,282	35,226
			$17,024,610	$32,132,256

(d)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $182,660.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  On June 30, 2010, the market value of foreign securities represents 17.3% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	Cost	Percentage of Net Assets
Canadian Dollar	$40,703,123	$19,771,690	15.7
Hong Kong Dollar	4,184,428	5,131,271	1.6
	$44,887,551	$24,902,961	17.3

(g)  At June 30, 2010, for federal income tax purposes, the cost of investments was $238,865,828 and net unrealized appreciation was $28,685,392 consisting of gross unrealized appreciation of $71,061,831 and gross unrealized depreciation of $42,376,439.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six months ended June 30, 2010 are as follows:

Affiliate	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
Canacol Energy*	16,460,000	—	—	16,460,000	$13,637,424	$—

*   At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

The aggregate cost and value of this company at June 30, 2010, was $4,287,256 and $13,637,424, respectively. Investments in this affiliated company represented 5.25% of total net assets at June 30, 2010.

ADR = American Depositary Receipts.

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$63,897,908	$4,161,014	$23,414	$68,082,336
Energy & Minerals	23,468,728	32,132,256	—	55,600,984
Information	54,220,559	—	—	54,220,559
Finance	28,626,276	—	—	28,626,276
Industrial Goods & Services	26,619,211	—	—	26,619,211
Other Industries	13,596,685	—	—	13,596,685
Health Care	1,121,204	—	—	1,121,204
Total Equities	211,550,571	36,293,270	23,414	247,867,255
Total Securities Lending Collateral	190,975	—	—	190,975
Total Short-Term Obligations	—	19,492,990	—	19,492,990
Total Investments	$211,741,546	$55,786,260	$23,414	$267,551,220

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisors experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using the market approach for which management has determined that the original transaction price is the best representation of fair value. Securities for which no markets exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

See accompanying notes to financial statements.
9

Wanger Select 2010 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2010

The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities Consumer Goods & Services	$23,515	$—	$(101)	$—	$—	$—	$—	$23,414
	$23,515	$—	$(101)	$—	$—	$—	$—	$23,414

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $101.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Consumer Goods & Services	26.2
Energy & Minerals	21.4
Information	20.9
Finance	11.0
Industrial Goods & Services	10.2
Other Industries	5.2
Health Care	0.4
95.3
Securities Lending Collateral	0.1
Short-Term Obligations	7.5
Obligation to Return Collateral for Securities Loaned	(0.1)
Cash and Other Assets less Liabilities	(2.8)
100.0

See accompanying notes to financial statements.
10

Wanger Select 2010 Semiannual Report

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:
Unaffiliated investments, at cost	$234,578,572
Affiliated investments, at cost (See Note 4)	4,287,256
Unaffiliated investments, at value (including securities on loan of $182,660)	$253,913,796
Affiliated investments, at value (See Note 4)	13,637,424
Cash	569
Receivable for:
Investments sold	486,086
Fund shares sold	75,572
Securities lending income	4
Dividends	137,728
Other assets	489
Total Assets	268,251,668
Liabilities:
Collateral on securities loaned	190,975
Payable for:
Investments purchased	7,411,290
Fund shares repurchased	381,837
Investment advisory fee	178,511
Administration fee	11,157
Transfer agent fee	25
Trustees' fees	2,032
Custody fee	2,070
Trustees' deferred compensation plan	18,786
Other liabilities	52,919
Total Liabilities	8,249,602
Net Assets	$260,002,066
Composition of Net Assets:
Paid-in capital	$271,883,360
Accumulated net investment loss	(3,027,283)
Accumulated net realized loss	(37,539,373)
Net unrealized appreciation (depreciation) on:
Investments	28,685,392
Foreign currency translations	(30)
Net Assets	$260,002,066
Fund Shares Outstanding	11,887,679
Net asset value, offering price and redemption price per share	$21.87

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$652,529
Interest income	10,984
Securities lending income	222
Total Investment Income	663,735
Expenses:
Investment advisory fee	1,113,228
Administration fee	69,577
Transfer agent fee	147
Trustees' fees	9,426
Custody fee	29,214
Chief compliance officer expenses (See Note 4)	4,264
Other expenses (See Note 5)	57,098
Total Expenses	1,282,954
Custody earnings credit	(36)
Net Expenses	1,282,918
Net Investment Loss	(619,183)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	1,588,474
Foreign currency transactions	(27,680)
Net realized gain	1,560,794
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(17,764,850)
Affiliated investments (See Note 4)	4,021,265
Foreign currency translations	(30)
Net change in unrealized appreciation (depreciation)	(13,743,615)
Net Loss	(12,182,821)
Net Decrease in Net Assets from Operations	$(12,802,004)

See accompanying notes to financial statements.
11

Wanger Select 2010 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations:
Net investment loss	$(619,163)	$(872,018)
Net realized gain (loss) on:
Unaffiliated investments	1,588,474	(14,804,246)
Affiliated investments (See Note 4)	—	—
Foreign currency transactions	(27,680)	(112,113)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(17,764,850)	114,979,225
Affiliated investments (See Note 4)	4,021,265	5,328,903
Foreign currency translations	(30)	—
Net Increase (Decrease) in Net Assets from Operations	(12,802,004)	104,519,751
Distributions to Shareholders:
From net investment income	(1,632,499)	—
Share Transactions:
Subscriptions	22,656,738	34,296,345
Distributions reinvested	1,632,499	—
Redemptions	(20,221,050)	(25,035,845)
Net Increase from Fund Share Transactions	4,068,187	9,260,500
Total Increase (Decrease) in Net Assets	(10,366,316)	113,780,251
Net Assets:
Beginning of period	270,368,382	156,588,131
End of period	$260,002,066	$270,368,382
Accumulated net investment loss at end of period	$(3,027,283)	$(775,601)

See accompanying notes to financial statements.
12

Wanger Select 2010 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$23.05		$13.87	$28.08	$26.15	$22.66	$22.11
Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.08)	(0.10)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.99)		9.26	(13.38)	2.47	4.38	2.12
Total from Investment Operations	(1.04)		9.18	(13.48)	2.43	4.33	2.08
Less Distributions to Shareholders:
From net investment income	(0.14)		—	—	—	(0.09)	—
From net realized gains	—		—	(0.73)	(0.50)	(0.75)	(1.53)
Total Distributions to Shareholders	(0.14)		—	(0.73)	(0.50)	(0.84)	(1.53)
Net Asset Value, End of Period	$21.87		$23.05	$13.87	$28.08	$26.15	$22.66
Total Return (b)	(4.52	)%(c)	66.19%	(49.06)%	9.39%	19.70%	10.49	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.92	%(f)	0.95%	0.91%	0.90%	0.94%	0.96%
Net investment loss (e)	(0.45	)%(f)	(0.44)%	(0.45)%	(0.15)%	(0.20)%	(0.20)%
Waiver/Reimbursement	—		—	—	—	—	0.02%
Portfolio turnover rate	13	%(c)	35%	36%	15%	21%	26%
Net assets, end of period (000s)	$260,002		$270,368	$156,588	$316,380	$175,346	$102,674

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.
13

Wanger Select 2010 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•   Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs where quoted prices or observable inputs are unavailable or less reliable (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in level 2. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, (the "Update"), which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the Update requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The Update also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the Update is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the Update effective March 31, 2010.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, Columbia Wanger Asset Management, LLC ("CWAM"), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses

14

Wanger Select 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

December 31, 2009
Ordinary Income*	$—
Long-Term Capital Gains	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$6,605,628
2017	27,110,035
Total	$33,715,663

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $173,029 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC ("Columbia Management"), which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

After the close of business on April 30, 2010, (the "Closing"), Ameriprise Financial acquired from Bank of America Corporation ("BOA"), a portion of the

15

Wanger Select 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Fund approved a new investment advisory agreement with CWAM to provide advisory services to the Fund. There were no changes to the Fund's advisory fee rate under the new agreement.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the six months ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.80% of average daily net assets.

Through April 30, 2011, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets on an annualized basis. There is no reimbursement for the six months ended June 30, 2010.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 million	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2010, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC ("CMA") an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Fund. Following the Closing, Riversource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, acquired the assets of CMA and subsequently changed its name to Columbia Management, and thereafter began providing certain sub-administrative services to the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, served as the Fund's distributor and principal underwriter. In connection with the Closing, RiverSource Fund Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. ("CMDI"). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Closing.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. ("CMIS"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2010, the Fund held five percent of more of the outstanding voting securities of one of more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 9.

During the six months ended June 30, 2010, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $134,583 and $309,584, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six Months Ended June 30, 2010	Year ended December 31, 2009
Shares sold	940,874	1,920,232
Shares issued in reinvestment of dividend distributions	74,306	—
Less shares redeemed	(859,581)	(1,481,433)
Net increase in shares outstanding	155,599	438,799

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2010 were $57,372,117 and $34,084,235, respectively.

16

Wanger Select 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

8.   Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Columbia Management Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010. The final hearing on the fairness of the settlements is scheduled for October 21, 2010.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

17

Wanger Select 2010 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

December 2009

18

Wanger Select 2010 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

The Proposed Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The Columbia assets to be acquired by Ameriprise include the functions currently performed by CMAI, CMSI and CMDI. Because some of Columbia's operations are supported by Bank of America staff and facilities outside of Columbia, Ameriprise and Bank of America entered into a Transition Services Agreement ("TSA") that, among other things, provides for the continuation of those services for a period of time. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities – RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC — are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.1

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees." Other fund expenses will be governed by separate agreements, in particular agreements with two Ameriprise affiliates: RFD, the broker-dealer that will underwrite and distribute the Funds' shares, and RFS the Funds' proposed transfer agent.

While the proposed agreements themselves suggest no substantive changes in the services provided to the Funds, Ameriprise and Columbia have informed the Board that they intend to embark on a process of integrating the operations of the two organizations with respect to administration and other services. Among the objectives of that integration are the reduction of costs, and increased economies of scale. Further, CWAM will be subject to new management oversight by Ameriprise which, among other things, will establish the compensation structure for CWAM's portfolio managers and analysts.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMAI. Under the Order, a fee evaluation must precede the execution of new advisory and administration services agreements; there is no express exception from this requirement for agreements that are intended solely to transfer ownership of the existing service providers. I have been advised by Columbia that it believes the Order requires the preparation of this fee evaluation.

In conformity with the terms of the Order and past evaluations, this evaluation addresses only the advisory and administration contracts, and does not extend to any proposed new underwriting and transfer agency agreements.

1  The Funds' custodian is State Street Bank and Trust Company. No change in custodian is required by the APA nor is such a change contemplated at this time.

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According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)   Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)   Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)   Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)   Profit margins of CWAM and its affiliates from supplying such services;

(5)   Possible economies of scale as the Funds grow larger; and

(6)   The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this evaluation.

2009 Evaluation

In May 2009, I submitted to the Board the fourth annual evaluation prepared under the Order. That evaluation, based on performance and fee data as of December 31, 2008, was considered by the Board in renewing the advisory and administration services agreements that were effective on July 31, 2009. That evaluation followed the same structure as the earlier studies. Some areas were given more emphasis, while others were given less. Still, the fundamental information gathered for that evaluation was largely the same as past years. That evaluation is referred to here as the "2009 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Performance Committee and the Ad Hoc Committee, evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the existing contracts, and evaluated them in light of the proposed transaction.

In the course of its work, the Trustees also gave careful consideration to the conclusions and recommendations contained in the 2009 Study.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Columbia or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Ad Hoc and Performance Committees of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009, and under the Investment Company Act, may not be increased before March 2012 or later (other than for bona fide additional investment advisory services), if the closing date of the transaction is later than March 2010. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM and Ameriprise propose should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and achieved those results with less risk than its peers. Acorn Select and Wanger Select have enjoyed strong investment returns in the past year, resulting in improved rankings that place those funds near or in the top third of their peers over the trailing five year period. These results are achieved, however, with greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA have not been as strong as the other Funds relative to their peers over this period, turning in a largely average performance, though both Funds have

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outperformed their benchmarks. Thermostat is unique and therefore difficult to assess, but now enjoys a Morningstar rank above its peer median. The overall trend for performance of the domestic Funds is positive, and further, all domestic Funds enjoy positive alpha, confirming that their portfolio managers add value to performance.

The International Funds: The international Funds experienced a challenging 12 month period relative to their peers, but their five year rankings remain at or above the median. These Funds have enjoyed periods of strong out-performance during that five year stretch. Further, they have outperformed their benchmarks during the past five years, and done so while exposing shareholders to less risk than competitors. Finally, all the international Funds enjoy positive alpha, again confirming the value of their portfolio managers.

B.   Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

C.   Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 31 years. Further, CWAM performs sub-advisory services for two mutual funds managed by RiverSource, a fund family operated by Ameriprise, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services can differ from those necessary for the full support of a mutual fund.

D.   Administrative Services

The Acorn and WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM and CMAI provide excellent administrative support for all the Funds.

E.   Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.   Profitability

CWAM's profit margins have declined in recent periods, as have the margins of many fund companies, but it still maintains margins that appear to be in the upper range of its competitors.

G.   Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reflect that reality. In the past two years, however, asset levels have generally declined, and sustained asset growth will be required to trigger additional fee reductions under the current schedule. Asset declines have not, however, resulted in significant fee increases.

H.   Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment.

1.   Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

2.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

I.   Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Ad Hoc Committee has taken the steps necessary to assess the proposed change of ownership and recommended appropriate measures to protect Fund shareholders. It has also taken steps to encourage an agreement on an appropriate incentive plan for CWAM that will facilitate the continuity of management, motivate CWAM professionals and that will align their efforts with the interests of Fund shareholders. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

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****

Recommendations

I believe the Trustees should:

1.   Continue to monitor closely the performance of Acorn USA and Wanger USA, to assess the impact of the portfolio changes implemented by the portfolio manager.

2.   Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger Select, which are, in the views of both Morningstar and Lipper, significantly higher than their peers.

3.   Take appropriate steps to insure that any integration of the two organizations does not adversely impact Fund shareholders, and continue their efforts to facilitate an agreement on an appropriate incentive plan for CWAM personnel that will both motivate them and align their interests with Fund shareholders.

4.   Consider the fees paid by (sub-advisory fees) and to (revenue sharing payments) the proposed new parent organization, Ameriprise or its mutual funds, to identify and address all conflicts of interest.

Robert P. Scales
December 2009

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[Excerpt from:]

Wanger Advisors Trust

Supplement to the
Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

April 2010

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Introduction

In December 2009, I prepared a fee evaluation required under the New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005. That Order allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities – RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC — are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.

Ameriprise, through various separate accounts ("Accounts") established by certain of its insurance company affiliates, is currently an investor in the WAT Funds on behalf of contract holders in variable insurance policies and variable annuity contracts (together, the "Contracts") that Ameriprise or its affiliates have marketed to their clients. In the WAT structure, the insurance companies purchase shares in the WAT Funds on behalf of the Accounts, which fund the Contracts. The insurance company enters into a participation agreement with Wanger Advisors Trust to purchase shares on behalf of its Accounts. The Accounts are the actual investors in the Wanger Funds, not the individual contract holders. Through this structure, Ameriprise controlled Accounts hold approximately $2 billion or two-thirds of the WAT Funds' total assets; approximately nine other insurance companies also participate in the WAT Funds and hold the remaining assets in those Funds. Ameriprise also maintains a small account with CWAM that is a sub-account for a RiverSource mutual fund. This sub-account is not subject to oversight by the WAT or Acorn Board.

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees."

Reasons for this Supplement

This Supplement is prompted by notice given by Ameriprise, after completion of the fee evaluation in December, that following the closing of the transaction, it anticipates a redemption of approximately $1 billion of its clients' investments in two of the WAT Funds (Wanger USA and Wanger International), and re-investment of most of the proceeds in one or more RiverSource mutual funds; CWAM will sub-advise these funds in two new sub-accounts at CWAM and effect investment strategies substantially identical to those pursued by the WAT Funds from which those funds were redeemed. One of the sub-accounts will parallel WAT International/Acorn International, and the other Wanger USA/Acorn USA. Ameriprise has advised the Board of the sub-advisory fees to be paid to CWAM and such sub-advisory fees will be lower than the advisory fee paid to CWAM by the parallel WAT Fund. Sub-advised accounts of this kind are generally considered institutional accounts and sub-advisory services are priced differently (and usually lower) than the advisory fees for mutual funds that are not sub-advised.

The Order and the Investment Company Act require fund trustees to consider, among other things, the proposed management fees (including components thereof) charged to institutional and other clients of the adviser for like services. As the Fee Evaluation notes, CWAM historically has maintained very few institutional accounts with relatively few assets under management. The new Ameriprise accounts are, therefore, a departure from past practice at CWAM.

Ameriprise's intentions pose the following issues with respect to assessing the reasonableness of the management fee proposed by Ameriprise for the WAT and Acorn Funds:

1.   How do the Funds' fees compare to the fees paid by the parallel institutional accounts?

2.   What impact might the redemption have on the fees paid by the shareholders who remain in the WAT Funds after the Ameriprise action?

3.   Would expanded assets in the institutional accounts strain CWAM's limited capacity to manage the Acorn and WAT Funds?

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This Supplement is intended solely to address these points as additional information for consideration by the Trustees in assessing the reasonableness of the management fees proposed by Ameriprise.

****

Conclusions

The conclusions and recommendations in the December 2009 Fee Evaluation remain valid today. Consideration of the Ameriprise redemption proposal leads to the following additional conclusions and recommendations.

A.   Reasonableness of the Advisory Fees and Related Considerations

CWAM will soon manage assets in a sub-advised account at fee levels that reflect a substantial discount to the parallel mutual fund. Ameriprise has set forth the differences in services that support its claim that this divergence in fees is justified. These justifications should be revisited by the Trustees. In addition, the redemption will result in higher fees for remaining participants in the WAT Funds, and will result in brokerage and other expenses for Fund participants. These costs should also be a part of the Trustees' calculus in assessing fees. Lastly, the prospect of increased assets for CWAM management raises potential future issues of investment capacity.

B.   Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee and its Ad Hoc Committee engaged in a careful assessment of the repercussions of the Ameriprise redemption proposal, assessed as best as possible its potential costs, and revisited the breakpoint schedules of the WAT and Acorn Funds to determine whether WAT Fund participants are treated equitably in relation to Acorn Fund shareholders. It also gave consideration to the fee differential between institutional and mutual fund accounts. The Trustees met on a number occasions with me and with counsel, and gave close attention to a variety of materials including data submitted by Ameriprise and the legal analysis of counsel. The Trustees have sufficient information to evaluate management's proposals, and negotiate contract terms that are in the best interests of fund shareholders. Lastly, the Trustees considered the recommendations set forth below and the Contract Committee adopted them as appropriate measures to protect shareholders.

Recommendations

In light of the developments discussed in this Supplement, I recommend that the Trustees:

1.   Consider imposing an expense cap on Wanger International and Wanger USA that will insulate those participants who remain after the Ameriprise redemption from the impact of increased advisory fees.

2.   Consider including in the advisory or related contracts with Ameriprise a provision requiring Ameriprise to reimburse the direct costs of its redemption, insulating remaining Fund participants from the commission and other expenses that will be required to effect the redemption.

3.   Consider seeking an agreement on the part of Ameriprise to seek Board approval of new institutional and sub-advised accounts that will result in increased assets under management at CWAM, thereby protecting existing investors from dilution of CWAM's limited investment management capacity.

Robert P. Scales
April 2010

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Board Approval of the Proposed Advisory Agreement

The Board of Trustees unanimously approved the proposed Investment Advisory Agreement with Columbia Wanger Asset Management, LLC ("Columbia WAM") (the "Proposed Advisory Agreement") for each Fund of the Trust at meetings held on February 24, 2010 and April 6, 2010.

The Ad Hoc Committee on the Sale of Columbia Management Group of the Board and the Contract Committee of the Board (together, the "Committees"), which are comprised solely of Trustees who have no direct or indirect interest in the Proposed Advisory Agreement and who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Trust (the "Independent Trustees"), and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM and Ameriprise Financial, Inc. ("Ameriprise") in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM and Ameriprise.

During each meeting at which the Committees or the Independent Trustees considered the Proposed Advisory Agreement, they met in executive session with their independent legal counsel. The Committees also met separately with representatives of Ameriprise, Columbia Management Group, LLC ("CMG") and Columbia WAM management on several different occasions. In all, one or other of the Committees convened formally on 22 separate occasions to consider the sale of a portion of the asset management business of CMG, including 100% of Columbia WAM, by Bank of America Corporation ("Bank of America") to Ameriprise (the "Transaction"), and convened informally on many other occasions. The Board and/or some or all of the Independent Trustees met on at least 6 other occasions to receive the Committees' status reports on the Transaction, receive presentations from Ameriprise and Columbia WAM representatives, and to discuss outstanding issues. In addition, the Independent Trustees' counsel and the Trust's Chief Compliance Officer conducted on-site due diligence sessions at Ameriprise. As they considered the Proposed Advisory Agreement, the Independent Trustees were advised by independent legal counsel.

The Trustees reviewed the Proposed Advisory Agreement, as well as certain information obtained through Ameriprise's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Trustees reviewed the Management Fee Evaluation dated December 2009 and the Supplement thereto dated April 2010 (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of Columbia WAM and the Office of the New York Attorney General. Finally, the Trustees considered certain additional contractual protections they had obtained from Ameriprise in the event of a material compliance violation or harm caused to shareholders during the conversion of certain operational services as a result of the Transaction.

The materials reviewed by the Committees and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Fund's performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) information on Ameriprise's approach to retention and compensation of portfolio managers and the terms of the new incentive compensation plan for Columbia WAM investment personnel, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) Ameriprise's management structure, financial condition and its intentions for managing the Funds and the respective service providers.

In considering whether to approve the Proposed Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the Proposed Advisory Agreement are discussed separately below.

Nature, quality and extent of services. The Trustees reviewed the expected nature, quality and extent of the services to be provided by Columbia WAM and its affiliates to the Funds under the Proposed Advisory Agreement, taking into account the investment objective and strategy of each Fund. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and Ameriprise, especially those providing investment management services to the Funds. The Trustees also considered other services to be provided to the Funds by Columbia WAM, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees reviewed each of these factors in light of the expected change of control of Columbia WAM and the likelihood of possible changes as a result of the Transaction.

In addition, in connection with the Transaction, the Board considered:

•  the reputation, financial strength, regulatory histories and resources of Ameriprise and its affiliates;

•  the terms of the Proposed Advisory Agreement, including the difference between the Current and Proposed Advisory Agreements, as set forth in this Proxy Statement, including that Columbia WAM had agreed to a higher standard of care for non-investment services in the Proposed Advisory Agreement;

•  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including the Underwriting Agreement and the Transition Services Agreement, both between Ameriprise and Bank of America; the Administration Services Agreement, between Columbia WAM and the Funds; the Shareholders' Servicing and Transfer Agent Agreement, between RiverSource Services Corporation and the Funds; the Underwriting Agreement between RiverSource Fund Distributors, Inc. and the Funds; and the Transition, Integration and Conversion Principles Agreement and the Compliance Agreement, both between Ameriprise and the Funds;

•  that the Trustees recently had completed a full annual review of the Current Advisory Agreement for each Fund under the 1940 Act, and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that they had determined that the management fees were reasonable in relation to the services rendered; and

•  that Ameriprise and Bank of America, and not the Funds, would bear all costs of obtaining approvals of the Proposed Advisory Agreement, including legal and Trustee fees and costs resulting from the Transaction.

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Board Approval of the Proposed Advisory Agreement

The Trustees concluded that the expected nature, quality and extent of the services to be provided by Columbia WAM to each Fund under the Proposed Advisory Agreement were appropriate for the Funds. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also believed that Columbia WAM investment personnel would continue to be compensated pursuant to a plan that was designed to align their interests with those of Fund shareholders. The Trustees also considered that Columbia WAM had maintained its investment management capacity and resources throughout a difficult economic environment. In addition, they took note of the quality of Columbia WAM's compliance record. The Trustees also took into consideration that Ameriprise had offered its assurances that the services provided to the Funds following the Transaction would be consistent with or better than the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Trustees considered that certain current senior executives of CMG who are currently responsible for oversight of certain services provided to the Funds would continue to oversee those services after the closing of the Transaction. The Trustees also believed that the higher standard of care in the Proposed Advisory Agreement would benefit shareholders. The Trustees further recognized that the investment personnel of Columbia WAM would, effective upon a change of control of Columbia WAM to Ameriprise, be subject to employment agreements and other terms of employment created for the purpose of retaining skilled investment personnel. Assuming such personnel remain in place following the change in control, the Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board and of the Investment Performance Analysis Committee of the Board throughout the year in addition to performance information considered in connection with the Transaction. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods. However, they gave somewhat more consideration to the rolling three-year performance of each Fund.

More particularly, with respect to the domestic Funds, the Trustees noted that Wanger Select equaled its Morningstar peer group median while underperforming its Lipper peer group median and its benchmark for the three-year period ended September 30, 2009. Wanger USA underperformed its peer group medians but outperformed its benchmark over the three-year period. For the five-year period ended September 30, 2009, Wanger Select outperformed its peer group medians and primary benchmark and Wanger USA underperformed its peer group medians but outperformed its benchmark.

With respect to the international Funds, the Trustees considered that Wanger International and Wanger International Select both outperformed their peer group medians and benchmarks for the three year and five-year periods ended September 30, 2009.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in the evaluation of the expected quality of services to be provided by Columbia WAM under the Proposed Advisory Agreement for each Fund and also supported approval.

Costs of Services and Profits Realized by Columbia WAM. The Trustees noted that Ameriprise and Columbia WAM were not proposing any changes in investment advisory or administration fees or total operating expenses in connection with the Transaction. At various Committee and Board meetings and other informal meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed the observations in the Fee Evaluation relating to the lack of uniformity in the Funds' rankings, and noted that the Funds are assessed by Morningstar and Lipper in relation to peers selected only from the variable annuity universe. As noted in the Fee Evaluation, the actual advisory fees paid by Wanger Select and Wanger International Select were higher than the median advisory fees of each Fund's respective Morningstar and Lipper peer groups and the actual advisory fee paid by the Wanger USA was higher than the median advisory fee of the Fund's Morningstar peer group, but not of its Lipper peer group. The actual advisory fee paid by Wanger International was higher than the median advisory fee of the Fund's Lipper peer group, but not of its Morningstar peer group. Total management fees for one of the four Funds, Wanger International, were lower than its Morningstar peer group median, but none of the Funds had total management fees equal to or lower than its respective Lipper peer group median. The Trustees also considered that the total expenses paid by investors compared to total expenses charged by other peer funds, which they also considered to be a meaningful comparison.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The Trustees considered the current methodology used by Columbia WAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. In addition, the Trustees considered the expected profitability of Columbia WAM related to the Funds following the Transaction; however, they determined that profitability projections at this time were speculative, at best. The Trustees noted that Columbia WAM's profit margins had declined recently, in line with industry trends, as a result of reduced assets under management. Nevertheless, based on limited comparative data, its current margins appeared to be in the upper range of competitors. They discussed how profitability comparisons among fund managers are of limited probative value due to the small number of publicly-owned managers, and that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Columbia Acorn Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Columbia Wanger Funds' advisory fees were generally comparable to the Columbia Acorn Funds' advisory fees. Columbia WAM's institutional separate account fees for various investment strategies were also examined; in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal risks that it does not assume in servicing its non-fund clients.

The Trustees concluded that the rates of advisory fees and other compensation to be payable by the Funds to Columbia WAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Columbia WAM charges to other clients. The Trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of

27

Wanger Select 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

services provided by Columbia WAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reasonable and reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that could be expected to accrue to Columbia WAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that, in connection with the Transaction, the Funds' transfer agency agreement would be assigned to RiverSource Service Corporation (now known as Columbia Management Investment Services Corp.), an affiliate of Ameriprise, which would receive compensation from the Funds for services provided. They considered that an affiliate of Ameriprise, RiverSource Funds Distributors, Inc. (now known as Columbia Management Investment Distributors, Inc.), would serve as the new distributor under an underwriting agreement containing substantially the same terms as the Funds' existing underwriting agreement with an affiliate of Columbia WAM. In addition, the sub-administration agreement between Columbia WAM and a current affiliate would be transferred to an Ameriprise affiliate. The Trustees also considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM and noted that no material changes were being contemplated by Columbia WAM regarding its policies and procedures in respect of soft dollars as a result of the change in ownership of Columbia WAM. They determined that Columbia WAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements between Columbia WAM and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be "interested persons" (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Columbia WAM and Ameriprise represented in writing that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, Columbia WAM and Ameriprise represented that they would not seek any change that would impose an "unfair burden" on the Trust.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Proposed Advisory Agreement for each Fund, the Trustees, including the Independent Trustees, concluded on February 24, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they approved the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Following the Board's approval of the Proposed Advisory Agreement for each Fund on February 24, 2010, Ameriprise advised the Board that it anticipated that a significant amount of the existing assets of Wanger International and Wanger USA, representing the interests of owners of contracts issued by life insurance companies affiliated with Ameriprise, would be redeemed in spring 2010 (the "Proposed Redemption"). These assets would be reinvested in two RiverSource Funds (the "New Institutional Accounts") that have similar investment objectives and strategies to Wanger International and Wanger USA. The New Institutional Accounts would be sub-advised by Columbia WAM for investment sub-advisory fees that were proposed to be lower than the advisory fees of their Columbia Wanger Fund counterparts. The Board therefore determined that the proposed redemption and the existence of the New Institutional Accounts to be sub-advised by Columbia WAM warranted another review of the Proposed Advisory Agreement for each Fund and the fees paid thereunder.

The Committees then met in the aggregate on four occasions in March 2010, including once with representatives of Ameriprise, to review and consider the Proposed Redemption and the New Institutional Accounts and the implications of these transactions with respect to their consideration of the Proposed Advisory Agreement for each Fund. In their deliberations, the Trustees received and reviewed a supplement dated April 2010 ("Supplement") to the Fee Evaluation prepared by the Senior Officer, which contained an analysis of both the Proposed Redemption and the potential impact on the remaining shareholders in the Funds. The Supplement also reviewed the fees related to the New Institutional Accounts. The Trustees were also advised by independent counsel at each of these meetings.

With respect to the Proposed Redemption, the Trustees considered that Ameriprise had agreed to a fee cap on the advisory fees of Wanger International and Wanger USA for a period of two years from the redemption date, such that the remaining shareholders in these Funds would not experience any increase in advisory fees as a result of the Proposed Redemption. The Trustees further considered that Ameriprise had also agreed with the Trust to minimize the potential for adverse effects to Wanger International and Wanger USA from any economic harm caused by the redemption proposal by reimbursing for transaction costs related to the Proposed Redemption including brokerage commissions and transfer fees (but not market impact costs).

With respect to the New Institutional Accounts, the Trustees considered information submitted by Ameriprise regarding the sub-advisory fees payable to Columbia WAM for investment advisory services rendered to the accounts. The Trustees also considered that the sub-advisory fees payable were

28

Wanger Select 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

substantially the same as an existing RiverSource Fund account sub-advised by Columbia WAM. The Trustees considered the explanations previously provided by Columbia WAM for the differences in advisory fees paid by the Funds and Columbia WAM's other similar institutional accounts. The Trustees also considered Ameriprise's and Columbia WAM's agreement that they would not agree to, or submit a proposal to, manage new institutional accounts without the express approval of the Board. The Board believed that this provision was necessary in order to protect Columbia WAM's investment capacity and the resulting quality of its investment services with respect to the Funds.

The Trustees also considered the performance of the Funds over various time periods ended December 31, 2009. Wanger USA outperformed its primary benchmark and Morningstar peer group median over the three-year period ended December 31, 2009, but underperformed its Lipper peer group median over that same period. Wanger Select outperformed its Morningstar peer group median over the three-year period, but underperformed its Lipper peer group median and primary benchmark over that same period. Both Wanger International and Wanger International Select outperformed their respective peer groups and primary benchmarks for the three-year period. For the five-year period ended December 31, 2009, each Fund outperformed its primary benchmark.

Taking all of the foregoing factors into account as well as the continued satisfactory performance of the Funds since the last Board meeting and other factors they deemed relevant, the Trustees, including all of the independent Trustees, concluded again on April 6, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they affirmed the approval of the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

29

Wanger Select 2010 Semiannual Report

Proxy Voting Results

On May 27, 2010, a special meeting of shareholders of Wanger Advisors Trust (the "Trust") was held to ask shareholders of each Fund of the Trust to: (1) consider and vote on a proposed Investment Advisory Agreement for the Fund with CWAM, which became a subsidiary of Ameriprise Financial; and (2) elect eleven trustees to the Trust's Board of Trustees (the "Board"). A proxy statement that described the proposals was mailed to shareholders of record as of April 8, 2010.

Proposal 1: A proposed Investment Advisory Agreement with CWAM was approved for the Fund, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes*
Wanger Select	5,251,589	707,767	217,774	0

*  Shares held of record by a financial intermediary, such as a broker or nominee, typically held in "street name," as to which (i) written voting instructions on the matter have not been received from the beneficial owners or persons entitled to vote and (ii) the intermediary does not have discretionary voting power on the matter.

Proposal 2: Each of the trustee nominees was elected to the Board, as follows:

Fund	Votes For	Votes Against	Abstentions
Laura M. Born	93,621,627	4,677,959	0
Michelle L. Collins	93,862,814	4,436,772	0
Maureen M. Culhane	93,620,353	4,679,233	0
Margaret M. Eisen	93,949,255	4,350,330	0
John C. Heaton	93,852,982	4,446,603	0
Steven N. Kaplan	93,803,548	4,496,038	0
David C. Kleinman	93,545,604	4,753,982	0
Charles P. McQuaid**	93,886,104	4,413,482	0
Allan B. Muchin	93,539,358	4,760,228	0
David B. Small	93,966,760	4,332,826	0
James A. Star	93,923,838	4,375,748	0

**  Mr. McQuaid is an "interested person" of the Trust and of CWAM because he is an officer of the Trust and of CWAM.

30

Wanger Select 2010 Semiannual Report

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31

Wanger Select 2010 Semiannual Report

Columbia Wanger Funds

Trustees

James A. Star
Chairman of the Board

Steven N. Kaplan
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
David C. Kleinman
Charles P. McQuaid
Allan B. Muchin
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

P. Zachary Egan
Vice President

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Transfer Agent,
Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*  As of May 1, 2010

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

32

Columbia Wanger Funds

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1465 A (8/10) 103618

Wanger USA

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger USA

  2010 Semiannual Report

1	Understanding Your Expenses

2	The School that Changed the World

4	Performance Review

6	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

21	Management Fee Evaluation of the Senior Officer

29	Board Approval of the Proposed Advisory Agreement

33	Proxy Voting Results

Columbia Wanger Asset Management, LLC ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of June 30, 2010, CWAM managed $26.1 billion in assets, and is the investment advisor to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds.

Important Information Regarding the Acquisition of the Long-term Asset Management Business of Columbia Management Group, LLC

On April 30, 2010, Ameriprise Financial, Inc., ("Ameriprise Financial"), the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America Corporation. In connection with this acquisition, Ameriprise Financial acquired CWAM. CWAM will continue as the investment advisor for the Columbia Acorn and Wanger Funds, and no changes are anticipated in the existing investment management team. Also in connection with this acquisition, Columbia Management Investment Distributors, Inc., member FINRA, became the distributor and principal underwriter of the Funds and Columbia Management Investment Services Corp. became the transfer agent of the Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial advisor or insurance company or contact 1-888-4-WANGER.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "The School that Changed the World" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2010 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2010 – June 30, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	938.10	1,019.98	4.66	4.86	0.97

*For the six months ended June 30, 2010.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger USA 2010 Semiannual Report

The School that Changed the World

Chicago is known for a lot of things. Yes, this city's ability to stuff ballot boxes and pizzas is legendary, but the number of Nobel Prize winners who have hailed from the University of Chicago is one of Chicago's greatest distinctions. The University's faculty, students and researchers have been awarded 85 Nobel Prizes across all fields, nearly as many as first-place Cambridge University, which has 87.

The University of Chicago holds nearly a 40% share of the Nobel Prizes awarded in economics to date. The great thinkers who received these awards, and those who influenced them, helped trigger a world-wide shift towards capitalism, resulting in enhanced prosperity and freedom around the globe. These are the men and women of the "Chicago School."

The Chicago School

Between the Great Depression and the 1970s, many in government and academia believed that increasingly centralized economic planning was inevitable. Much of the world was subjected to communism, socialism, or other sorts of command economies. Government in the United States grew rapidly during this period, as did regulation of businesses. During this time, William F. Buckley was not the only one who stood athwart history and yelled, "Stop!"

Starting in the 1950s, references to a "Chicago School" began to appear, referring to the economists, business researchers, lawyers and sociologists from the University of Chicago who disagreed with the "more government" thinking of the time. In the first written reference to the Chicago School, found in a handbook on the history of economic thought, members of the Chicago School were described as follows:

Libertarians all, they preferred rules to authorities and the impersonal forces of the market to their deliberate direction, and they viewed with alarm the increasing scope of governmental activities in the economic sphere.1

Frank Knight and Jacob Viner are considered founders of the Chicago School. Knight set a tone; he was intellectually rigorous, devoted to knowledge, skeptical of authority and cynical of planned economies. Knight believed capitalism was the only acceptable system by default, as other systems were worse. Viner was a terror to his students in the classroom but otherwise very helpful; he elevated neoclassical price theory2 into a core element for economics education at U. of C. Both men personally taught Nobel winners, but became ineligible for Nobel prizes upon their deaths soon after the economics award was first presented in 1969.

In his book titled, The Chicago School,3 Johan Van Overtveldt lists five characteristics that he believes underpin the success of this influential group. First, a strong work ethic. Locally, U. of C. is known as the university "where fun goes to die." But for some people, interesting work appears to be fun.

Next, economics is treated as a true science. Theories are tested and, unless backed by evidence, are disregarded.

Third, academic excellence is the sole criterion for advancement. Although the school is known for free-market advocacy, it attracts and cultivates fiercely independent thinkers with divergent views; some U. of C. professors, in contrast, have attacked elements of the capitalistic system.

Fourth, the Chicago School has a strong debating culture. Economic theories are critiqued by interdisciplinary workshops, often attended by professors of business, law and sociology to name a few. (Many of the University of Chicago's Nobel winners in economics have been associated with its business and law schools.) Work is subject to an intense, critical review process and heated debates are common.

Fifth, the University of Chicago is relatively isolated. Located on the shore of Lake Michigan and otherwise surrounded by tough neighborhoods, U. of C. tends to have many faculty members who live in its enclave, allowing academic discussions to extend well beyond classrooms.

Chicago School Economists and Their Work

Milton Friedman was a student of Knight and Viner and, in 1946, he accepted an offer to teach economics at the University of Chicago (a position opened by Viner's departure). Friedman taught at the University of Chicago for the next 30 years. His research centered on monetary theory and consumption analysis. He documented how a one-third cut in the money supply turned what could have been a normal recession into the Great Depression. Although Friedman was skeptical of government and endorsed steady growth in the money supply, his theories induced policymakers to ease credit during the dot.com bust and the more recent housing bubble. Though tremendous wealth was lost during both events, economic depressions were avoided, likely due to the monetary ease.

Friedman is perhaps best known for his influence on public policy. Like many other Chicago economists, he believed in free markets and minimal government interference in the economy. Unlike others, he popularized those notions.

Friedman believed that competition was morally superior to government control, as consumers and producers are free to choose in a capitalistic system, but are often coerced in other systems.4 He and other Chicago economists went so far as to advocate no regulations of some monopolies, stating that monopolies tend to be temporary and regulators often cause long-lasting inefficiencies and politically inspired anomalies.

Friedman was often criticized for his policy recommendations, and some of the criticisms, in hindsight, now appear laughable. One such article, published in the 1970s, attacked Friedman on the grounds that competition was imperfect and firms like General Motors and IBM had considerable

2

Wanger USA 2010 Semiannual Report

market power and stifled competition. It's now safe to say that Friedman was right, as competition and technological change reduce market power over time. In 1976, Friedman won the Nobel Prize in Economics "for his achievements in the fields of consumption analysis, monetary history and theory, and for his demonstration of the complexity of stabilization policy."

Economist Theodore Schultz analyzed agricultural policies first at Iowa State, but his work was attacked by Iowa's powerful dairy lobby. He joined the University of Chicago faculty in 1944, continuing his work. He concluded that 30% to 40% of farm productivity gains in the United States were driven by increasing the skills of farmers and investing in "human capital." Chicago School economist D. Gale Johnson was greatly inspired by Schultz's work. He also joined the University of Chicago in 1944 and the two worked together for nearly 50 years. Johnson analyzed Soviet agriculture and correctly predicted that subsidies and price distortions would destabilize the entire Soviet economy. Schultz received a Nobel Prize in Economics in 1979 for his pioneering research in economic development and the problems of developing countries.

Gary Becker analyzed many curious phenomena, such as crime and punishment (deterrents matter), addiction, families and marriage, and perhaps most important, he pursued analysis of human capital. He concluded that investments in education, training and health care are crucial and can be analyzed like other investments. Becker and other Chicago School economists concluded that investment in human capital was the leading driver of economic growth. He won the Nobel Prize in Economics in 1992 "for having extended the domain of microeconomic analysis to a wide range of human behavior and interaction, including non-market behavior."

Many of the innovations in finance and financial markets have been driven by other Chicago School economists. Modern portfolio theory, efficient markets and behavioral finance have been noteworthy accomplishments. The Chicago School's option pricing models have spurred growth of trading of stock and currency options, which enable entities to reduce or assume risks.

Numerous public policies have been impacted by Chicago School research. Radio spectrum, water rights and energy leases are now often auctioned rather than awarded by regulators' opinions on "merit." Price controls, which caused America's energy shortages in the 1970s, have been repudiated. Many industries have been deregulated.

The Chicago School provided the intellectual underpinnings for Reagan's and Thatcher's economic policies,5 which reduced inflation, reinvigorated the free world and contributed to the collapse of communism. Chicago School economists provided advice that enabled third world and ex-communist countries to grow, lifting hundreds of millions of people out of poverty.

Chicago School analytical efforts have gone far beyond traditional economic topics. Economist Steven Levitt's best-selling book, Freakonomics,6 covers the economic side of lots of items, including street gangs selling crack cocaine. It turns out that from an economic standpoint, street gangs tend to be set up like large corporate franchise operations. Corner drug dealers tend to earn little money, but have room for advancement (should they not be in jail or get killed).7 Levitt covers other topics including cheating by schoolteachers and sumo wrestlers, as well as choices of names for babies.

The near-meltdown of the worldwide financial system has caused many to question deregulation and free market capitalism. It appears that public policy errors, ineffective regulation, and serious mistakes by both private sector and government entities all had a role in the crisis. Clearly there is plenty of room for improvement, and sound economic analysis is needed to facilitate new government policies and private sector practices.

The world clearly operates in an economic framework. Our investments for the Columbia Wanger Funds are driven by our evaluations of the underlying economics of the companies in which we invest. We pursue investments in businesses that we believe are strong, have competitive advantages and that are reasonably valued.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

Opinions expressed in this essay are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations, or the Wanger Advisors Trust Board. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Overtveldt, Johan Van, The Chicago School (Chicago, Agate Publishing, 2007), pg. 6.

2  Neoclassical price theory uses mathematics to make conclusions about how the economy will behave if the price of goods, services, or behaviors increases.

3  Overtveldt, Johan Van, op. cit., pg. 11.

4   Friedman, Milton and Rose, Free to Choose (New York, Harcourt Brace Jovanovich, Inc., 1980).

5  Chicago School economists had differing opinions about elements of the policies. George Stigler, also a Nobel Prize winner affiliated with the Chicago School, labelled the supply-side program as something between a "gimmick and a slogan."

6  Levitt, Steven D., and Dubner, Stephen J., Freakonomics (New York, HarperCollins Publishers, Inc., 2005).

7  For additional information, see Sudhir Venkatesh's, Gang Leader for a Day, Penguin Press, 2008. Venkatesh was the University of Chicago sociology student whose data was utilized by Levitt.

3

Wanger USA 2010 Semiannual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger USA was down 6.19% while its primary benchmark, the Russell 2000 Index, fell 1.95% for the six months ended June 30, 2010. Talk of a double-dip recession and a continued sluggish economy changed the course of market performance in the second half of the period, more than erasing earlier gains.

Our energy investments for the Fund have largely focused on offshore oil service companies. The oil disaster in the Gulf of Mexico drove a sell-off in this sector, as the current moratorium on Gulf drilling decreased current demand for deepwater services and new regulations will likely drive up future drilling costs. Atwood Oceanics, an offshore drilling contractor, and FMC Technologies, an oil and gas wellhead manufacturer, were down 28% and 9%, respectively, in the semiannual period despite having very limited exposure to any Gulf drilling activity and no involvement in the BP crisis.

Other laggards for the half year included credit card processor Global Payments, which fell 32% on concerns of increased competition in the Canadian market. Carrizo Oil & Gas, an oil and gas producer, continued to struggle as U.S. natural gas prices fell. ESCO Technologies, a maker of automatic electric meter readers ended the six months down 28% on fears the company will not win a California natural gas meter contract. Blue Coat Systems, a provider of Internet network management services, suffered a steep drop in European sales. Its stock fell 28% in the semiannual period.

On the brighter side, Novell, a business software developer, gained 39% for the half year on news that Elliott Associates was taking the company private. We opted to sell the Fund's position in the stock and put the assets into other names that we believe have more upside potential. Gaylord Entertainment, an owner of convention hotels, gained 15% in the half on indications of increased hotel bookings. Knoll, a maker of office furniture, was up 29% for the six-month period as new orders improved. Tennessee bank Green Bankshares broke a string of three consecutive quarterly losses in the second quarter, sending its stock soaring 259% for the six months. lululemon athletica, a maker of premium active apparel for women, enjoyed a 24% year-to-date gain thanks to earnings that nearly tripled from the prior year.

The first half of 2010 has been frustrating, but recent market weakness is providing many investment opportunities in attractively priced small-cap companies that we believe have strong prospects for the future. Looking at the bigger picture, there is no denying the horde of problems facing the world: the stability of the euro, the housing crisis, unemployment, the over-indebted American consumer, the Gulf oil spill. It's certainly easy to despair over these issues and hide out in cash. More difficult, but potentially more profitable, is to realize that however daunting they may seem, economic problems have a habit of resolving over time.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/10

FMC Technologies	2.5%
Atwood Oceanics	1.8
lululemon athletica	1.4
Knoll	1.2
Gaylord Entertainment	1.2
ESCO Technologies	1.1
Blue Coat Systems	0.9
Global Payments	0.5
Carrizo Oil & Gas	0.3
Green Bankshares	0.2

4

Wanger USA 2010 Semiannual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through June 30, 2010, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/10

1. tw telecom Fiber Optic Telephone/Data Services	3.0%
2. FMC Technologies Oil & Gas Wellhead Manufacturer	2.5
3. Ametek Aerospace/Industrial Instruments	2.3
4. SL Green Realty Manhattan Office Buildings	2.0
5. Atwood Oceanics Offshore Drilling Contractor	1.8
6. AmeriCredit Auto Lending	1.8
7. Mettler Toledo Laboratory Equipment	1.8
8. Nordson Dispensing Systems for Adhesives & Coatings	1.8
9. Informatica Enterprise Data Integration Software	1.8
10. Micros Systems Information Systems for Restaurants & Hotels	1.8

Top 5 Industries

As a percentage of net assets, as of 6/30/10

Information	31.0%
Consumer Goods & Services	16.5
Finance	15.0
Industrial Goods & Services	12.0
Health Care	10.2

Results as of June 30, 2010

	2nd quarter	Year to date	1 year	5 years	10 years
Wanger USA	-12.18%	-6.19%	22.10%	-0.30%	5.57%
Russell 2000 Index*	-9.92	-1.95	21.48	0.37	3.00
Lipper Variable Underlying Small-Cap Growth Funds Index	-8.76	-1.55	21.86	0.81	0.17

NAV as of 6/30/10: $25.75

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.98%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Variable Underlying Small-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Small-Cap Growth Funds classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger USA 2010 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Equities – 99.8%
	Information – 31.0%
	Business Software – 7.5%
556,000	Informatica (a) Enterprise Data Integration Software	$13,277,280
415,000	Micros Systems (a) Information Systems for Restaurants & Hotels	13,226,050
246,000	ANSYS (a) Simulation Software for Engineers & Designers	9,980,220
118,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	5,036,240
209,000	Blackbaud Software & Services for Non-profits	4,549,930
800,000	Art Technology Group (a) Software & Tools to Optimize Websites for E-Commerce	2,736,000
108,000	Jack Henry & Associates Systems Financial Institutions	2,579,040
39,000	Quality Systems IT Systems for Medical Groups & Ambulatory Care Centers	2,261,610
59,000	Blackboard (a) Education Software	2,202,470
59,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	751,070
		56,599,910
	Semiconductors & Related Equipment – 4.3%
488,000	Microsemi (a) Analog/Mixed-signal Semiconductors	7,139,440
314,000	Monolithic Power Systems (a) High Performance Analog & Mixed-signal Integrated Circuits (ICs)	5,608,040
776,750	ON Semiconductor (a) Mixed-signal & Power Management Semiconductors	4,955,665
856,000	Atmel (a) Microcontrollers, RF & Memory Semiconductors	4,108,800
157,300	Supertex (a) Analog/Mixed-signal Semiconductors	3,879,018
497,000	Integrated Device Technology (a) Communications Semiconductors	2,460,150
228,000	Pericom Semiconductor (a) Interface Integrated Circuits (ICs) & Frequency Control Products	2,188,800
494,000	Entegris (a) Semiconductor Materials Management Products	1,961,180
		32,301,093

Number of Shares		Value
	Telephone and Data Services – 4.1%
1,369,000	tw telecom (a) Fiber Optic Telephone/Data Services	$22,834,920
1,381,000	PAETEC Holding (a) Telephone/Data Services for Business	4,709,210
61,000	AboveNet (a) Metropolitan Fiber Communications Services	2,877,980
		30,422,110
	Instrumentation – 2.6%
122,000	Mettler Toledo (a) Laboratory Equipment	13,618,860
394,000	IPG Photonics (a) Fiber Lasers	6,000,620
		19,619,480
	Telecommunications Equipment – 2.5%
237,000	Polycom (a) Video Conferencing Equipment	7,060,230
321,000	Blue Coat Systems (a) WAN Acceleration & Network Security	6,558,030
196,000	Finisar (a)(b) Optical Sub-systems & Components	2,920,400
91,000	CommScope (a) Wireless Infrastructure Equipment & Telecom Cable	2,163,070
		18,701,730
	Computer Hardware & Related Equipment – 2.3%
201,600	Amphenol Electronic Connectors	7,918,848
179,000	II-VI (a) Laser Optics & Specialty Materials	5,303,770
88,000	Netgear (a) Networking Products for Small Business & Home	1,569,920
56,000	Zebra Technologies (a) Bar Code Printers	1,420,720
53,000	Nice Systems – ADR (Israel) (a) Audio & Video Recording Solutions	1,350,970
		17,564,228

See accompanying notes to financial statements.
6

Wanger USA 2010 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Computer Services – 1.6%
181,000	SRA International (a) Government IT Services	$3,560,270
204,000	ExlService Holdings (a) BPO (Business Process Outsourcing)	3,502,680
495,000	RCM Technologies (a) Technology & Engineering Services	2,212,650
102,000	Acxiom (a) Database Marketing Services	1,498,380
416,500	Hackett Group (a) IT Integration & Best Practice Research	1,170,365
		11,944,345
	Mobile Communications – 1.6%
282,000	SBA Communications (a) Communications Towers	9,590,820
56,000	Crown Castle International (a) Communications Towers	2,086,560
57,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	87,780
		11,765,160
	Gaming Equipment & Services – 1.4%
264,000	Bally Technologies (a) Slot Machines & Software	8,550,960
42,000	WMS Industries (a) Slot Machine Provider	1,648,500
		10,199,460
	Internet Related – 0.9%
63,802	Equinix (a) Network Neutral Data Centers	5,181,999
575,000	TheStreet.com Financial Information Websites	1,656,000
		6,837,999
	Contract Manufacturing – 0.9%
165,000	Plexus (a) Electronic Manufacturing Services	4,412,100
165,000	Sanmina-SCI (a) Electronic Manufacturing Services	2,245,650
		6,657,750

Number of Shares		Value
	Financial Processors – 0.5%
101,000	Global Payments Credit Card Processor	$3,690,540
	Business Information & Marketing Services – 0.4%
291,200	Navigant Consulting (a) Financial Consulting Firm	3,022,656
	Radio – 0.2%
369,900	Salem Communications (a) Radio Stations for Religious Programming	1,372,329
339,000	Spanish Broadcasting System (a) Spanish Language Radio Stations	386,460
		1,758,789
	TV Broadcasting – 0.2%
579,000	Entravision Communications (a) Spanish Language TV & Radio Stations	1,221,690
	Total Information	232,306,940
	Consumer Goods & Services – 16.5%
	Retail 7.0%
275,000	lululemon athletica (a)(b) Premium Active Apparel Retailer	10,235,500
237,000	Urban Outfitters (a) Apparel & Home Specialty Retailer	8,150,430
178,000	Abercrombie & Fitch Teen Apparel Retailer	5,462,820
147,000	J Crew Group (a) Multi-channel Branded Retailer	5,411,070
458,000	Chico's FAS Women's Specialty Retailer	4,525,040
526,000	Saks (a) Luxury Department Store Retailer	3,992,340
315,000	Talbots (a) Women's Specialty Retailer	3,247,650
143,000	AnnTaylor Stores (a) Women's Apparel Retailer	2,326,610
553,000	Charming Shoppes (a) Women's Specialty Plus Size Apparel Retailer	2,073,750
79,000	Shutterfly (a) Internet Photo-Centric Retailer	1,892,840
421,000	Wet Seal (a) Specialty Apparel Retailer	1,536,650
214,000	Pier 1 Imports (a) Home Furnishing Retailer	1,371,740

See accompanying notes to financial statements.
7

Wanger USA 2010 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Retail – 7.0% (cont)
274,700	Coldwater Creek (a) Women's Apparel Retailer	$922,992
28,400	Rue21 (a) Fashion Value Apparel Retailer	861,656
129,229	Gaiam Healthy Living Catalogs & E-Commerce	784,420
		52,795,508
	Travel – 2.5%
393,700	Gaylord Entertainment (a) Convention Hotels	8,696,833
523,900	Avis Budget Group (a) Second Largest Car Rental Company	5,144,698
494,000	Hertz (a) Largest U.S. Rental Car Operator	4,673,240
		18,514,771
	Furniture & Textiles – 1.7%
700,000	Knoll Office Furniture	9,303,000
204,000	Herman Miller Office Furniture	3,849,480
		13,152,480
	Educational Services – 0.9%
77,600	ITT Educational Services (a) Post-secondary Degree Services	6,442,352
	Other Durable Goods – 0.9%
111,000	Cavco Industries (a) Manufactured Homes	3,904,980
94,000	Jarden Branded Household Products	2,525,780
		6,430,760
	Casinos & Gaming – 0.9%
365,000	Pinnacle Entertainment (a) Regional Casino Operator	3,452,900
128,000	Penn National Gaming (a) Regional Casino Operator	2,956,800
		6,409,700
	Consumer Goods Distribution – 0.8%
285,500	Pool Distributor of Swimming Pool Supplies & Equipment	6,258,160

Number of Shares		Value
	Food & Beverage – 0.5%
97,000	Diamond Foods Culinary Ingredients & Snack Foods	$3,986,700
	Apparel – 0.5%
176,745	True Religion Apparel (a) Premium Denim	3,900,762
	Other Consumer Services – 0.5%
118,000	Lifetime Fitness (a) Sport & Fitness Club Operator	3,751,220
	Leisure Products – 0.3%
92,000	Thor Industries RV & Bus Manufacturer	2,185,000
	Total Consumer Goods & Services	123,827,413
	Finance – 15.0%
	Banks – 6.2%
645,837	Valley National Bancorp New Jersey/New York Bank	8,796,300
453,700	TCF Financial Great Lakes Bank	7,535,957
314,100	MB Financial Chicago Bank	5,776,299
281,779	Lakeland Financial Indiana Bank	5,629,945
107,000	SVB Financial Group (a) Bank to Venture Capitalists	4,411,610
260,000	Wilmington Trust Delaware Trust Bank	2,883,400
289,000	Pacific Continental Pacific Northwest Bank	2,736,830
170,600	Associated Banc-Corp Midwest Bank	2,091,556
446,200	First Busey Illinois Bank	2,021,286
119,582	Green Bankshares (a)(b) Tennessee Bank	1,527,062
97,700	Sandy Spring Bancorp Baltimore/D.C. Bank	1,368,777
131,000	Whitney Holding Gulf Coast Bank	1,211,750
560,451	Guaranty Bancorp (a) Colorado Bank	594,078
		46,584,850

See accompanying notes to financial statements.
8

Wanger USA 2010 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Finance Companies – 4.3%
751,400	AmeriCredit (a) Auto Lending	$13,690,508
152,900	World Acceptance (a) Personal Loans	5,857,599
237,000	McGrath Rentcorp Temporary Space & IT Rentals	5,398,860
355,900	H&E Equipment Services (a) Heavy Equipment Leasing	2,665,691
151,000	CAI International (a) International Container Leasing	1,796,900
61,500	GATX Rail Car Lessor	1,640,820
79,000	Aaron's Rent to Own	1,348,530
		32,398,908
	Brokerage & Money Management – 2.2%
343,000	SEI Investments Mutual Fund Administration & Investment Management	6,983,480
184,000	Eaton Vance Specialty Mutual Funds	5,080,240
444,000	MF Global (a) Futures Broker	2,535,240
101,000	Investment Technology Group (a) Electronic Trading	1,622,060
		16,221,020
	Savings & Loans – 1.2%
394,000	ViewPoint Financial Texas Thrift	5,456,900
157,079	Berkshire Hills Bancorp Northeast Thrift	3,059,899
27,455	K-Fed Bancorp (b) Los Angeles Savings & Loan	249,291
19,696	Provident New York Bancorp New York State Thrift	174,310
		8,940,400
	Insurance – 1.1%
247,000	Leucadia National (a) Insurance Holding Company	4,818,970

Number of Shares		Value
72,000	Delphi Financial Group Workers Compensation & Group Employee Benefit Products & Services	$1,757,520
79,000	Tower Group Commercial & Personal Lines Insurance	1,700,870
		8,277,360
	Total Finance	112,422,538
	Industrial Goods & Services – 12.0%
	Machinery – 9.1%
421,000	Ametek Aerospace/Industrial Instruments	16,903,150
240,100	Nordson Dispensing Systems for Adhesives & Coatings	13,464,808
290,000	Donaldson Industrial Air Filtration	12,368,500
319,000	Pentair Pumps & Water Treatment	10,271,800
297,300	ESCO Technologies Automatic Electric Meter Readers	7,655,475
128,000	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	4,125,440
111,000	Oshkosh (a) Specialty Truck Manufacturer	3,458,760
		68,247,933
	Industrial Materials & Specialty Chemicals – 1.2%
168,000	Drew Industries (a) RV & Manufactured Home Components	3,393,600
79,000	Albemarle Refinery Catalysts & Other Specialty Chemicals	3,137,090
165,000	Albany International Paper Machine Clothing & Advanced Textiles	2,671,350
		9,202,040
	Steel – 0.7%
356,000	GrafTech International (a) Industrial Graphite Materials Producer	5,204,720
	Electrical Components – 0.6%
128,000	Acuity Brands Commercial Lighting Fixtures	4,656,640

See accompanying notes to financial statements.
9

Wanger USA 2010 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Construction – 0.2%
158,000	M/I Homes (a) Columbus-based Home Builder	$1,523,120
	Water – 0.2%
362,000	Mueller Water Products Fire Hydrants, Valves & Ductile Iron Pipes	1,343,020
	Total Industrial Goods & Services	90,177,473
	Health Care – 10.2%
	Biotechnology & Drug Delivery – 5.2%
371,600	Seattle Genetics (a) Antibody-based Therapies for Cancer	4,455,484
131,000	Acorda Therapeutics (a) Biopharma Company Focused on Nervous Disorder Drugs	4,075,410
288,000	Nektar Therapeutics (a) Drug Delivery Technologies	3,484,800
161,000	BioMarin (a) Biotech Focused on Orphan Diseases	3,052,560
472,600	Allos Therapeutics (a) Cancer Drug Development	2,897,038
84,000	AMAG Pharmaceuticals (a) Biotech Focused on Niche Diseases	2,885,400
371,800	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	2,394,392
360,500	Micromet (a) Next-generation Antibody Technology	2,249,520
96,000	Human Genome Sciences (a) Biotech Focused on HCV, Inflammation & Cancer	2,175,360
206,700	Isis Pharmaceuticals (a) Biotech Pioneer in Anti-sense Drugs	1,978,119
38,000	United Therapeutics (a) Biotech Focused on Rare Diseases	1,854,780
185,000	Xenoport (a)(b) Biotech Company with Proprietary Drug Development Platform	1,814,850
71,000	Amylin Pharmaceuticals (a) Biotech Company Focused on Diabetes & Obesity	1,334,800
418,000	Array Biopharma (a) Drugs for Cancer & Inflammatory Diseases	1,274,900
51,600	Auxilium Pharmaceuticals (a) Biotech Focused on Niche Disease Areas	1,212,600

Number of Shares		Value
217,800	Idenix Pharmaceuticals (a) Developer of Drugs for Infectious Diseases	$1,089,000
118,000	Anthera (a) Biotech Focused on Cardiovascular, Cancer & Immunology	632,480
23,180	Onyx Pharmaceuticals (a) Commercial-stage Biotech Focused on Cancer	500,456
738,060	Medicure – Warrants (a)(c) Cardiovascular Biotech Company	5,093
100,000	IsoRay – Warrants (a)(c) Radiology Cancer Company	3,000
25,000	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	750
12,886	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c) High Throughput Rational Drug Design	386
		39,371,178
	Medical Equipment & Devices – 2.9%
154,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	7,883,260
109,000	Orthofix International (a) Bone Fixation & Stimulation Devices	3,493,450
106,000	American Medical Systems (a) Medical Devices to Treat Urological Conditions	2,344,720
48,000	Gen-Probe (a) Molecular In-vitro Diagnostics	2,180,160
53,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	1,846,520
40,000	Illumina (a) Leading Tools & Service Provider for Genetic Analysis	1,741,200
102,740	Vermillion (a)(c) Ovarian Cancer Diagnostic Test	1,202,305
158,000	Nanosphere (a) Molecular Diagnostics Company with Best of Breed Platform	688,880
		21,380,495

See accompanying notes to financial statements.
10

Wanger USA 2010 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2010

Number of Shares		Value
	Medical Supplies – 1.0%
217,000	Cepheid (a) Molecular Diagnostics	$3,476,340
34,000	Idexx Laboratories (a)(b) Diagnostic Equipment & Services for Veterinarians	2,070,600
93,200	Immucor (a) Automated Blood Typing Reagents	1,775,460
		7,322,400
	Health Care Services – 0.9%
238,465	PSS World Medical (a) Distributor of Medical Supplies	5,043,535
26,000	Mednax (a) Physician Management for Pediatric & Anesthesia Practices	1,445,860
		6,489,395
	Pharmaceuticals – 0.2%
205,000	The Medicines Company (a) Specialty Pharmaceuticals – Cardiovascular	1,560,050
	Total Health Care	76,123,518
	Energy & Minerals – 8.2%
	Oil Services 5.4%
354,600	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	18,673,236
541,100	Atwood Oceanics (a) Offshore Drilling Contractor	13,808,872
134,125	Exterran Holdings (a) Natural Gas Compressor Rental & Fabrication	3,461,766
116,000	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	3,410,400
71,700	Tesco (a) Developing New Well Drilling Technologies	880,476
		40,234,750
	Oil & Gas Producers – 2.2%
108,000	Ultra Petroleum (a) Oil & Gas Producer	4,779,000
92,000	St. Mary Land & Exploration Oil & Gas Producer	3,694,720

Number of Shares		Value
162,000	Carrizo Oil & Gas (a) Oil & Gas Producer	$2,515,860
174,000	Quicksilver Resources (a) Natural Gas & Coal Steam Gas Producer	1,914,000
145,000	Northern Oil & Gas (a) Small E&P Company in North Dakota Bakken	1,861,800
81,000	Rosetta Resources (a) Oil & Gas Producer Exploring in South Texas & Montana	1,604,610
22,800	Oasis Petroleum (a) Oil Producer in North Dakota	330,600
		16,700,590
	Mining – 0.6%
33,000	Core Laboratories (Netherlands) Oil & Gas Reservoir Consulting	4,871,130
	Total Energy & Minerals	61,806,470
	Other Industries – 6.9%
	Real Estate – 6.1%
267,000	SL Green Realty Manhattan Office Buildings	14,695,680
184,620	Macerich Regional Shopping Malls	6,890,018
377,600	BioMed Realty Trust Life Science-focused Office Buildings	6,075,584
349,000	Extra Space Storage Self Storage Facilities	4,851,100
955,000	Kite Realty Group Community Shopping Centers	3,991,900
100,000	Corporate Office Properties Office Buildings	3,776,000
92,200	Dupont Fabros Technology Technology-focused Office Buildings	2,264,432
264,000	Education Realty Trust Student Housing	1,591,920
341,000	DCT Industrial Trust Industrial Properties	1,541,320
		45,677,954

See accompanying notes to financial statements.
11

Wanger USA 2010 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2010

Number of Shares or Principal Amount		Value
	Transportation – 0.8%
100,500	World Fuel Services Global Fuel Broker	$2,606,970
154,000	Heartland Express Regional Trucker	2,236,080
118,000	Rush Enterprises, Class A (a) Truck Sales & Services	1,576,480
		6,419,530
	Total Other Industries	52,097,484
Total Equities (Cost: $607,090,837) – 99.8%		748,761,836
Securities Lending Collateral – 0.7%
5,484,871	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.03%)	5,484,871
Total Securities Lending Collateral (Cost: $5,484,871)		5,484,871
Short-Term Obligation – 0.4%
	Repurchase Agreement 0.4%
$2,667,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 1/19/16, market value $2,722,538 (repurchase proceeds $2,667,000)	2,667,000
Total Short-Term Obligation (Cost: $2,667,000)		2,667,000
Total Investments (Cost: $615,242,708) – 100.9% (e)		756,913,707
Obligation to Return Collateral for Securities Loaned – (0.7)%		(5,484,871)
Cash and Other Assets Less Liabilities – (0.2)%		(1,233,284)
Total Net Assets – 100.0%		$750,195,552

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $5,253,895.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $1,211,534 which represents 0.16% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
IsoRay – Warrants	3/21/07	100,000	$—	$3,000
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	25,000	1,000,000	750
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	12,886	37,369	386
Medicure – Warrants	12/22/06	738,060	—	5,093
Vermillion	1/07/10	102,740	1,899,991	1,202,305
			$2,937,360	$1,211,534

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2010, for federal income tax purposes, the cost of investments was $615,242,708 and net unrealized appreciation was $141,670,999 consisting of gross unrealized appreciation of $221,100,320 and gross unrealized depreciation of $79,429,321.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliates	Balance of Shares Held at 12/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held at 6/30/10	Value	Dividend
Cavco Industries*	272,184	—	161,184	111,000	$3,904,980	$—
RCM Techno- logies*	753,000	—	258,000	495,000	2,212,650	—
Total of affiliated trans- actions	1,025,184	—	419,184	606,000	$6,117,630	$—

*  At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

The aggregate cost and value of these companies at June 30, 2010, were $5,166,914 and $6,117,630, respectively. Investments in affiliated companies represented 0.82% of total net assets at June 30, 2010.

ADR = American Depositary Receipts

See accompanying notes to financial statements.
12

Wanger USA 2010 Semiannual Report

Wanger USA

Statement of Investments (Unaudited) June 30, 2010

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$232,306,940	$—	$—	$232,306,940
Consumer Goods & Services	123,827,413	—	—	123,827,413
Finance	112,422,538	—	—	112,422,538
Industrial Goods & Services	90,177,473	—	—	90,177,473
Health Care	74,911,984	1,210,398	1,136	76,123,518
Energy & Minerals	61,806,470	—	—	61,806,470
Other Industries	52,097,484	—	—	52,097,484
Total Equities	747,550,302	1,210,398	1,136	748,761,836
Total Securities Lending Collateral	5,484,871	—	—	5,484,871
Total Short-Term Obligation	—	2,667,000	—	2,667,000
Total Investments	$753,035,173	$3,877,398	$1,136	$756,913,707

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisors experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchase	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities Health Care	$1,894	$—	$(758)	$—	$—	$—	$—	$1,136
	$1,894	$—	$(758)	$—	$—	$—	$—	$1,136

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $758. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Information	31.0
Consumer Goods & Services	16.5
Finance	15.0
Industrial Goods & Services	12.0
Health Care	10.2
Energy & Minerals	8.2
Other Industries	6.9
99.8
Securities Lending Collateral	0.7
Short-Term Obligation	0.4
Obligation to Return Collateral for Securities Loaned	(0.7)
Cash and Other Assets less Liabilities	(0.2)
100.0

See accompanying notes to financial statements.
13

Wanger USA 2010 Semiannual Report

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:
Unaffiliated investments, at cost	$610,075,794
Affiliated investments, at cost (See Note 4)	5,166,914
Unaffiliated investments, at value (including securities on loan of $5,253,895)	$750,796,077
Affiliated investments, at value (See Note 4)	6,117,630
Cash	872
Receivable for:
Investments sold	1,781,676
Fund shares sold	919,071
Securities lending income	2,959
Dividends	337,312
Trustees' deferred compensation plan	90,111
Other assets	18,825
Total Assets	760,064,533
Liabilities:
Collateral on securities loaned	5,484,871
Payable for:
Investments purchased	2,405,539
Fund shares repurchased	839,563
Investment advisory fee	586,151
Administration fee	34,476
Transfer agent fee	50
Trustees' fees	13,435
Custody fee	7,487
Reports to shareholders	313,467
Interest fee	8,531
Trustees' deferred compensation plan	90,111
Other liabilities	85,300
Total Liabilities	9,868,981
Net Assets	$750,195,552
Composition of Net Assets:
Paid-in capital	$582,304,755
Accumulated net investment loss	(2,708,861)
Accumulated net realized gain	28,928,659
Net unrealized appreciation on investments	141,670,999
Net Assets	$750,195,552
Fund Shares Outstanding	29,130,607
Net asset value, offering price and redemption price per share	$25.75

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $1,800)	$3,203,829
Securities lending income	24,544
Interest income	2,209
Total Investment Income	3,230,582
Expenses:
Investment advisory fee	5,125,140
Administration fee	299,902
Transfer agent fee	358
Trustees' fees	37,205
Custody fee	27,422
Chief compliance officer expenses (See Note 4)	23,097
Other expenses (See Note 5)	293,529
Expenses before interest expense	5,806,653
Interest expense	34,624
Total Expenses	5,841,277
Advisory fee waiver	(12,366)
Interest expense waiver (See Note 4)	(34,624)
Custody earnings credit	(12)
Net Expenses	5,794,275
Net Investment Loss	(2,563,693)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	101,410,568
Affiliated investments (See Note 4)	(2,058,439)
Net realized gain	99,352,129
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(136,340,892)
Affiliated investments (See Note 4)	3,367,091
Net change in unrealized appreciation (depreciation)	(132,973,801)
Net Loss	(33,621,672)
Net Decrease in Net Assets from Operations	$(36,185,365)

See accompanying notes to financial statements.
14

Wanger USA 2010 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations:
Net investment loss	$(2,563,693)	$(3,035,972)
Net realized gain (loss) on:
Unaffiliated investments	101,410,568	(2,149,140)
Affiliated investments (See Note 4)	(2,058,439)	(484,084)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(136,340,892)	396,200,017
Affiliated investments (See Note 4)	3,367,091	2,245,347
Net Increase (Decrease) in Net Assets from Operations	(36,185,365)	392,776,168
Share Transactions:
Subscriptions	23,257,432	67,709,638
Redemptions	(514,030,039)	(135,581,347)
Net Decrease from Fund Share Transactions	(490,772,607)	(67,871,709)
Total Increase (Decrease) in Net Assets	(526,957,972)	324,904,459
Net Assets:
Beginning of period	1,277,153,524	952,249,065
End of period	$750,195,552	$1,277,153,524
Accumulated net investment loss at end of period	$(2,708,861)	$(145,168)

See accompanying notes to financial statements.
15

Wanger USA 2010 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$27.45		$19.30	$36.26	$36.36		$34.90		$31.37
Income from Investment Operations:
Net investment income (loss) (a)	(0.06)		(0.06)	(0.07)	(0.05	)(b)	(0.02)		0.09
Net realized and unrealized gain (loss) on investments	(1.64)		8.21	(13.16)	1.91		2.71		3.44
Total from Investment Operations	(1.70)		8.15	(13.23)	1.86		2.69		3.53
Less Distributions to Shareholders:
From net investment income	—		—	—	—		(0.08)		—
From net realized gains	—		—	(3.73)	(1.96)		(1.15)		—
Total Distributions to Shareholders	—		—	(3.73)	(1.96)		(1.23)		—
Net Asset Value, End of Period	$25.75		$27.45	$19.30	$36.26		$36.36		$34.90
Total Return (c)	(6.19	)%(d)(e)	42.23%	(39.68)%	5.39%		7.87%		11.25	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.97	%(g)	0.98%	0.96%	0.95%		0.95%		0.95%
Interest expense	0.01	%(g)	—	—	—		0.00	%(h)	—
Interest expense waiver	0.01	%(g)	—	—	—		—		—
Net expenses (f)	0.97	%(g)	0.98%	0.96%	0.95%		0.95%		0.95%
Net investment income (loss) (f)	(0.43	)%(g)	(0.29)%	(0.26)%	(0.15)%		(0.07)%		0.29%
Waiver/Reimbursement	0.00	%(g)(h)	—	—	—		—		0.00	%(h)
Portfolio turnover rate	15	%(d)	30%	22%	27%		19%		11%
Net assets, end of period (000s)	$750,196		$1,277,154	$952,249	$1,688,040		$1,608,340		$1,493,695

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Net investment loss per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
16

Wanger USA 2010 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger USA (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs where quoted prices or observable inputs are unavailable or less reliable (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in level 2. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, (the "Update"), which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the Update requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The Update also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the Update is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the Update effective March 31, 2010.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, Columbia Wanger Asset Management, LLC ("CWAM"), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising

17

Wanger USA 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$—
Long-Term Capital Gains	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$48,548,576
2017	15,575,489
Total	$64,124,065

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $5,103,988 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC ("Columbia Management"), which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

After the close of business on April 30, 2010, (the "Closing"), Ameriprise Financial acquired from Bank of America Corporation ("BOA"), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Fund approved a new investment advisory agreement with CWAM to provide advisory services to the Fund. There were no changes to the Fund's advisory fee rate under the new agreement.

18

Wanger USA 2010 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the six months ended June 30, 2010, the Fund's annualized effective investment advisory fee rate net of fee waivers, was 0.85% of average daily net assets. CWAM has contractually agreed to reimburse the Fund to the extent that investment advisory fees exceed an annual percentage of 0.85% of average daily net assets on an annualized basis, through April 30, 2012. The reimbursement for the six months ended June 30, 2010, was $12,366.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 million	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2010, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC ("CMA") an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Fund. Following the Closing, Riversource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, acquired the assets of CMA and subsequently changed its name to Columbia Management, and thereafter began providing certain sub-administrative services to the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, served as the Fund's distributor and principal underwriter. In connection with the Closing, RiverSource Fund Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. ("CMDI"). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Closing.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. ("CMIS"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2010, the Fund held five percent of more of the outstanding voting securities of one of more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 12.

During the six months ended June 30, 2010, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $422,400 and $428,510,161, respectively.

During May and June 2010, a significant number of shares of the Fund, representing the interests of owners of contracts issued by insurance companies affiliated with Ameriprise Financial, were redeemed. In an effort to minimize the impact on the remaining shareholders, Ameriprise Financial agreed to reimburse the Fund $34,624 in interest charges and $19,197 in certain transaction costs that were incurred as a result of the redemption.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. For the six months ended June 30, 2010, the average daily loan balance outstanding on days where borrowing existed was $100,537,500 at a weighted average interest rate of 1.55%. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six Months Ended June 30, 2010	Year ended December 31, 2009
Shares sold	812,160	3,261,189
Less shares redeemed	(18,203,440)	(6,075,892)
Net decrease in shares outstanding	(17,391,280)	(2,814,703)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2010 were $173,890,725 and $660,638,233, respectively.

8.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on

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Notes to Financial Statements, continued (Unaudited)

behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Columbia Management Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed.

Columbia Acorn and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010. The final hearing on the fairness of the settlements is scheduled for October 21, 2010.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

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Wanger USA 2010 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

December 2009

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Wanger USA 2010 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

The Proposed Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The Columbia assets to be acquired by Ameriprise include the functions currently performed by CMAI, CMSI and CMDI. Because some of Columbia's operations are supported by Bank of America staff and facilities outside of Columbia, Ameriprise and Bank of America entered into a Transition Services Agreement ("TSA") that, among other things, provides for the continuation of those services for a period of time. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.1

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees." Other fund expenses will be governed by separate agreements, in particular agreements with two Ameriprise affiliates: RFD, the broker-dealer that will underwrite and distribute the Funds' shares, and RFS the Funds' proposed transfer agent.

While the proposed agreements themselves suggest no substantive changes in the services provided to the Funds, Ameriprise and Columbia have informed the Board that they intend to embark on a process of integrating the operations of the two organizations with respect to administration and other services. Among the objectives of that integration are the reduction of costs, and increased economies of scale. Further, CWAM will be subject to new management oversight by Ameriprise which, among other things, will establish the compensation structure for CWAM's portfolio managers and analysts.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMAI. Under the Order, a fee evaluation must precede the execution of new advisory and administration services agreements; there is no express exception from this requirement for agreements that are intended solely to transfer ownership of the existing service providers. I have been advised by Columbia that it believes the Order requires the preparation of this fee evaluation.

In conformity with the terms of the Order and past evaluations, this evaluation addresses only the advisory and administration contracts, and does not extend to any proposed new underwriting and transfer agency agreements.

1  The Funds' custodian is State Street Bank and Trust Company. No change in custodian is required by the APA nor is such a change contemplated at this time.

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Wanger USA 2010 Semiannual Report

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this evaluation.

2009 Evaluation

In May 2009, I submitted to the Board the fourth annual evaluation prepared under the Order. That evaluation, based on performance and fee data as of December 31, 2008, was considered by the Board in renewing the advisory and administration services agreements that were effective on July 31, 2009. That evaluation followed the same structure as the earlier studies. Some areas were given more emphasis, while others were given less. Still, the fundamental information gathered for that evaluation was largely the same as past years. That evaluation is referred to here as the "2009 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Performance Committee and the Ad Hoc Committee, evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the existing contracts, and evaluated them in light of the proposed transaction.

In the course of its work, the Trustees also gave careful consideration to the conclusions and recommendations contained in the 2009 Study.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Columbia or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Ad Hoc and Performance Committees of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009, and under the Investment Company Act, may not be increased before March 2012 or later (other than for bona fide additional investment advisory services), if the closing date of the transaction is later than March 2010. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM and Ameriprise propose should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and achieved those results with less risk than its peers. Acorn Select and Wanger Select have enjoyed strong investment returns in the past year, resulting in improved rankings that place those funds near or in the top third of their peers over the trailing five year period. These results are achieved, however, with greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA have not been as strong as the other Funds relative to their peers over this period, turning in a largely average

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Wanger USA 2010 Semiannual Report

performance, though both Funds have outperformed their benchmarks. Thermostat is unique and therefore difficult to assess, but now enjoys a Morningstar rank above its peer median. The overall trend for performance of the domestic Funds is positive, and further, all domestic Funds enjoy positive alpha, confirming that their portfolio managers add value to performance.

The International Funds: The international Funds experienced a challenging 12 month period relative to their peers, but their five year rankings remain at or above the median. These Funds have enjoyed periods of strong out-performance during that five year stretch. Further, they have outperformed their benchmarks during the past five years, and done so while exposing shareholders to less risk than competitors. Finally, all the international Funds enjoy positive alpha, again confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 31 years. Further, CWAM performs sub-advisory services for two mutual funds managed by RiverSource, a fund family operated by Ameriprise, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services can differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM and CMAI provide excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins have declined in recent periods, as have the margins of many fund companies, but it still maintains margins that appear to be in the upper range of its competitors.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reflect that reality. In the past two years, however, asset levels have generally declined, and sustained asset growth will be required to trigger additional fee reductions under the current schedule. Asset declines have not, however, resulted in significant fee increases.

H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment.

  1.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  2.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Ad Hoc Committee has taken the steps necessary to assess the proposed change of ownership and recommended appropriate measures to protect Fund shareholders. It has also taken steps to encourage an agreement on an appropriate incentive plan for CWAM that will facilitate the continuity of management, motivate CWAM professionals and that will align their efforts with the interests of Fund shareholders. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

****

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Wanger USA 2010 Semiannual Report

Recommendations

I believe the Trustees should:

1.  Continue to monitor closely the performance of Acorn USA and Wanger USA, to assess the impact of the portfolio changes implemented by the portfolio manager.

2.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger Select, which are, in the views of both Morningstar and Lipper, significantly higher than their peers.

3.  Take appropriate steps to insure that any integration of the two organizations does not adversely impact Fund shareholders, and continue their efforts to facilitate an agreement on an appropriate incentive plan for CWAM personnel that will both motivate them and align their interests with Fund shareholders.

4.  Consider the fees paid by (sub-advisory fees) and to (revenue sharing payments) the proposed new parent organization, Ameriprise or its mutual funds, to identify and address all conflicts of interest.

Robert P. Scales
December 2009

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Wanger USA 2010 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Supplement to the Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

April 2010

26

Wanger USA 2010 Semiannual Report

Introduction

In December 2009, I prepared a fee evaluation required under the New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005. That Order allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.

Ameriprise, through various separate accounts ("Accounts") established by certain of its insurance company affiliates, is currently an investor in the WAT Funds on behalf of contract holders in variable insurance policies and variable annuity contracts (together, the "Contracts") that Ameriprise or its affiliates have marketed to their clients. In the WAT structure, the insurance companies purchase shares in the WAT Funds on behalf of the Accounts, which fund the Contracts. The insurance company enters into a participation agreement with Wanger Advisors Trust to purchase shares on behalf of its Accounts. The Accounts are the actual investors in the Wanger Funds, not the individual contract holders. Through this structure, Ameriprise controlled Accounts hold approximately $2 billion or two-thirds of the WAT Funds' total assets; approximately nine other insurance companies also participate in the WAT Funds and hold the remaining assets in those Funds. Ameriprise also maintains a small account with CWAM that is a sub-account for a RiverSource mutual fund. This sub-account is not subject to oversight by the WAT or Acorn Board.

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees."

Reasons for this Supplement

This Supplement is prompted by notice given by Ameriprise, after completion of the fee evaluation in December, that following the closing of the transaction, it anticipates a redemption of approximately $1 billion of its clients' investments in two of the WAT Funds (Wanger USA and Wanger International), and re-investment of most of the proceeds in one or more RiverSource mutual funds; CWAM will sub-advise these funds in two new sub-accounts at CWAM and effect investment strategies substantially identical to those pursued by the WAT Funds from which those funds were redeemed. One of the sub-accounts will parallel WAT International/Acorn International, and the other Wanger USA/Acorn USA. Ameriprise has advised the Board of the sub-advisory fees to be paid to CWAM and such sub-advisory fees will be lower than the advisory fee paid to CWAM by the parallel WAT Fund. Sub-advised accounts of this kind are generally considered institutional accounts and sub-advisory services are priced differently (and usually lower) than the advisory fees for mutual funds that are not sub-advised.

The Order and the Investment Company Act require fund trustees to consider, among other things, the proposed management fees (including components thereof) charged to institutional and other clients of the adviser for like services. As the Fee Evaluation notes, CWAM historically has maintained very few institutional accounts with relatively few assets under management. The new Ameriprise accounts are, therefore, a departure from past practice at CWAM.

Ameriprise's intentions pose the following issues with respect to assessing the reasonableness of the management fee proposed by Ameriprise for the WAT and Acorn Funds:

1.  How do the Funds' fees compare to the fees paid by the parallel institutional accounts?

2.  What impact might the redemption have on the fees paid by the shareholders who remain in the WAT Funds after the Ameriprise action?

3.  Would expanded assets in the institutional accounts strain CWAM's limited capacity to manage the Acorn and WAT Funds?

This Supplement is intended solely to address these points as additional information for consideration by the Trustees in assessing the reasonableness of the management fees proposed by Ameriprise.

****

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Wanger USA 2010 Semiannual Report

Conclusions

The conclusions and recommendations in the December 2009 Fee Evaluation remain valid today. Consideration of the Ameriprise redemption proposal leads to the following additional conclusions and recommendations.

A.  Reasonableness of the Advisory Fees and Related Considerations

CWAM will soon manage assets in a sub-advised account at fee levels that reflect a substantial discount to the parallel mutual fund. Ameriprise has set forth the differences in services that support its claim that this divergence in fees is justified. These justifications should be revisited by the Trustees. In addition, the redemption will result in higher fees for remaining participants in the WAT Funds, and will result in brokerage and other expenses for Fund participants. These costs should also be a part of the Trustees' calculus in assessing fees. Lastly, the prospect of increased assets for CWAM management raises potential future issues of investment capacity.

B.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee and its Ad Hoc Committee engaged in a careful assessment of the repercussions of the Ameriprise redemption proposal, assessed as best as possible its potential costs, and revisited the breakpoint schedules of the WAT and Acorn Funds to determine whether WAT Fund participants are treated equitably in relation to Acorn Fund shareholders. It also gave consideration to the fee differential between institutional and mutual fund accounts. The Trustees met on a number occasions with me and with counsel, and gave close attention to a variety of materials including data submitted by Ameriprise and the legal analysis of counsel. The Trustees have sufficient information to evaluate management's proposals, and negotiate contract terms that are in the best interests of fund shareholders. Lastly, the Trustees considered the recommendations set forth below and the Contract Committee adopted them as appropriate measures to protect shareholders.

Recommendations

In light of the developments discussed in this Supplement, I recommend that the Trustees:

1.  Consider imposing an expense cap on Wanger International and Wanger USA that will insulate those participants who remain after the Ameriprise redemption from the impact of increased advisory fees.

2.  Consider including in the advisory or related contracts with Ameriprise a provision requiring Ameriprise to reimburse the direct costs of its redemption, insulating remaining Fund participants from the commission and other expenses that will be required to effect the redemption.

3.  Consider seeking an agreement on the part of Ameriprise to seek Board approval of new institutional and sub-advised accounts that will result in increased assets under management at CWAM, thereby protecting existing investors from dilution of CWAM's limited investment management capacity.

Robert P. Scales
April 2010

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Wanger USA 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

The Board of Trustees unanimously approved the proposed Investment Advisory Agreement with Columbia Wanger Asset Management, LLC ("Columbia WAM") (the "Proposed Advisory Agreement") for each Fund of the Trust at meetings held on February 24, 2010 and April 6, 2010.

The Ad Hoc Committee on the Sale of Columbia Management Group of the Board and the Contract Committee of the Board (together, the "Committees"), which are comprised solely of Trustees who have no direct or indirect interest in the Proposed Advisory Agreement and who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Trust (the "Independent Trustees"), and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM and Ameriprise Financial, Inc. ("Ameriprise") in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM and Ameriprise.

During each meeting at which the Committees or the Independent Trustees considered the Proposed Advisory Agreement, they met in executive session with their independent legal counsel. The Committees also met separately with representatives of Ameriprise, Columbia Management Group, LLC ("CMG") and Columbia WAM management on several different occasions. In all, one or other of the Committees convened formally on 22 separate occasions to consider the sale of a portion of the asset management business of CMG, including 100% of Columbia WAM, by Bank of America Corporation ("Bank of America") to Ameriprise (the "Transaction"), and convened informally on many other occasions. The Board and/or some or all of the Independent Trustees met on at least 6 other occasions to receive the Committees' status reports on the Transaction, receive presentations from Ameriprise and Columbia WAM representatives, and to discuss outstanding issues. In addition, the Independent Trustees' counsel and the Trust's Chief Compliance Officer conducted on-site due diligence sessions at Ameriprise. As they considered the Proposed Advisory Agreement, the Independent Trustees were advised by independent legal counsel.

The Trustees reviewed the Proposed Advisory Agreement, as well as certain information obtained through Ameriprise's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Trustees reviewed the Management Fee Evaluation dated December 2009 and the Supplement thereto dated April 2010 (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of Columbia WAM and the Office of the New York Attorney General. Finally, the Trustees considered certain additional contractual protections they had obtained from Ameriprise in the event of a material compliance violation or harm caused to shareholders during the conversion of certain operational services as a result of the Transaction.

The materials reviewed by the Committees and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Fund's performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) information on Ameriprise's approach to retention and compensation of portfolio managers and the terms of the new incentive compensation plan for Columbia WAM investment personnel, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) Ameriprise's management structure, financial condition and its intentions for managing the Funds and the respective service providers.

In considering whether to approve the Proposed Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the Proposed Advisory Agreement are discussed separately below.

Nature, quality and extent of services. The Trustees reviewed the expected nature, quality and extent of the services to be provided by Columbia WAM and its affiliates to the Funds under the Proposed Advisory Agreement, taking into account the investment objective and strategy of each Fund. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and Ameriprise, especially those providing investment management services to the Funds. The Trustees also considered other services to be provided to the Funds by Columbia WAM, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees reviewed each of these factors in light of the expected change of control of Columbia WAM and the likelihood of possible changes as a result of the Transaction.

In addition, in connection with the Transaction, the Board considered:

•  the reputation, financial strength, regulatory histories and resources of Ameriprise and its affiliates;

•  the terms of the Proposed Advisory Agreement, including the difference between the Current and Proposed Advisory Agreements, as set forth in this Proxy Statement, including that Columbia WAM had agreed to a higher standard of care for non-investment services in the Proposed Advisory Agreement;

•  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including the Underwriting Agreement and the Transition Services Agreement, both between Ameriprise and Bank of America; the Administration Services Agreement, between Columbia WAM and the Funds; the Shareholders' Servicing and Transfer Agent Agreement, between RiverSource Services Corporation and the Funds; the Underwriting Agreement between RiverSource Fund Distributors, Inc. and the Funds; and the Transition, Integration and Conversion Principles Agreement and the Compliance Agreement, both between Ameriprise and the Funds;

•  that the Trustees recently had completed a full annual review of the Current Advisory Agreement for each Fund under the 1940 Act, and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that they had determined that the management fees were reasonable in relation to the services rendered; and

•  that Ameriprise and Bank of America, and not the Funds, would bear all costs of obtaining approvals of the Proposed Advisory Agreement, including legal and Trustee fees and costs resulting from the Transaction.

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Board Approval of the Proposed Advisory Agreement

The Trustees concluded that the expected nature, quality and extent of the services to be provided by Columbia WAM to each Fund under the Proposed Advisory Agreement were appropriate for the Funds. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also believed that Columbia WAM investment personnel would continue to be compensated pursuant to a plan that was designed to align their interests with those of Fund shareholders. The Trustees also considered that Columbia WAM had maintained its investment management capacity and resources throughout a difficult economic environment. In addition, they took note of the quality of Columbia WAM's compliance record. The Trustees also took into consideration that Ameriprise had offered its assurances that the services provided to the Funds following the Transaction would be consistent with or better than the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Trustees considered that certain current senior executives of CMG who are currently responsible for oversight of certain services provided to the Funds would continue to oversee those services after the closing of the Transaction. The Trustees also believed that the higher standard of care in the Proposed Advisory Agreement would benefit shareholders. The Trustees further recognized that the investment personnel of Columbia WAM would, effective upon a change of control of Columbia WAM to Ameriprise, be subject to employment agreements and other terms of employment created for the purpose of retaining skilled investment personnel. Assuming such personnel remain in place following the change in control, the Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board and of the Investment Performance Analysis Committee of the Board throughout the year in addition to performance information considered in connection with the Transaction. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods. However, they gave somewhat more consideration to the rolling three-year performance of each Fund.

More particularly, with respect to the domestic Funds, the Trustees noted that Wanger Select equaled its Morningstar peer group median while underperforming its Lipper peer group median and its benchmark for the three-year period ended September 30, 2009. Wanger USA underperformed its peer group medians but outperformed its benchmark over the three-year period. For the five-year period ended September 30, 2009, Wanger Select outperformed its peer group medians and primary benchmark and Wanger USA underperformed its peer group medians but outperformed its benchmark.

With respect to the international Funds, the Trustees considered that Wanger International and Wanger International Select both outperformed their peer group medians and benchmarks for the three year and five-year periods ended September 30, 2009.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in the evaluation of the expected quality of services to be provided by Columbia WAM under the Proposed Advisory Agreement for each Fund and also supported approval.

Costs of Services and Profits Realized by Columbia WAM. The Trustees noted that Ameriprise and Columbia WAM were not proposing any changes in investment advisory or administration fees or total operating expenses in connection with the Transaction. At various Committee and Board meetings and other informal meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed the observations in the Fee Evaluation relating to the lack of uniformity in the Funds' rankings, and noted that the Funds are assessed by Morningstar and Lipper in relation to peers selected only from the variable annuity universe. As noted in the Fee Evaluation, the actual advisory fees paid by Wanger Select and Wanger International Select were higher than the median advisory fees of each Fund's respective Morningstar and Lipper peer groups and the actual advisory fee paid by the Wanger USA was higher than the median advisory fee of the Fund's Morningstar peer group, but not of its Lipper peer group. The actual advisory fee paid by Wanger International was higher than the median advisory fee of the Fund's Lipper peer group, but not of its Morningstar peer group. Total management fees for one of the four Funds, Wanger International, were lower than its Morningstar peer group median, but none of the Funds had total management fees equal to or lower than its respective Lipper peer group median. The Trustees also considered that the total expenses paid by investors compared to total expenses charged by other peer funds, which they also considered to be a meaningful comparison.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The Trustees considered the current methodology used by Columbia WAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. In addition, the Trustees considered the expected profitability of Columbia WAM related to the Funds following the Transaction; however, they determined that profitability projections at this time were speculative, at best. The Trustees noted that Columbia WAM's profit margins had declined recently, in line with industry trends, as a result of reduced assets under management. Nevertheless, based on limited comparative data, its current margins appeared to be in the upper range of competitors. They discussed how profitability comparisons among fund managers are of limited probative value due to the small number of publicly-owned managers, and that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Columbia Acorn Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Columbia Wanger Funds' advisory fees were generally comparable to the Columbia Acorn Funds' advisory fees. Columbia WAM's institutional separate account fees for various investment strategies were also examined; in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal risks that it does not assume in servicing its non-fund clients.

The Trustees concluded that the rates of advisory fees and other compensation to be payable by the Funds to Columbia WAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Columbia WAM charges to other clients. The Trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of

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Wanger USA 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

services provided by Columbia WAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reasonable and reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that could be expected to accrue to Columbia WAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that, in connection with the Transaction, the Funds' transfer agency agreement would be assigned to RiverSource Service Corporation (now known as Columbia Management Investment Services Corp.), an affiliate of Ameriprise, which would receive compensation from the Funds for services provided. They considered that an affiliate of Ameriprise, RiverSource Funds Distributors, Inc. (now known as Columbia Management Investment Distributors, Inc.), would serve as the new distributor under an underwriting agreement containing substantially the same terms as the Funds' existing underwriting agreement with an affiliate of Columbia WAM. In addition, the sub-administration agreement between Columbia WAM and a current affiliate would be transferred to an Ameriprise affiliate. The Trustees also considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM and noted that no material changes were being contemplated by Columbia WAM regarding its policies and procedures in respect of soft dollars as a result of the change in ownership of Columbia WAM. They determined that Columbia WAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements between Columbia WAM and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be "interested persons" (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Columbia WAM and Ameriprise represented in writing that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, Columbia WAM and Ameriprise represented that they would not seek any change that would impose an "unfair burden" on the Trust.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Proposed Advisory Agreement for each Fund, the Trustees, including the Independent Trustees, concluded on February 24, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they approved the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Following the Board's approval of the Proposed Advisory Agreement for each Fund on February 24, 2010, Ameriprise advised the Board that it anticipated that a significant amount of the existing assets of Wanger International and Wanger USA, representing the interests of owners of contracts issued by life insurance companies affiliated with Ameriprise, would be redeemed in spring 2010 (the "Proposed Redemption"). These assets would be reinvested in two RiverSource Funds (the "New Institutional Accounts") that have similar investment objectives and strategies to Wanger International and Wanger USA. The New Institutional Accounts would be sub-advised by Columbia WAM for investment sub-advisory fees that were proposed to be lower than the advisory fees of their Columbia Wanger Fund counterparts. The Board therefore determined that the proposed redemption and the existence of the New Institutional Accounts to be sub-advised by Columbia WAM warranted another review of the Proposed Advisory Agreement for each Fund and the fees paid thereunder.

The Committees then met in the aggregate on four occasions in March 2010, including once with representatives of Ameriprise, to review and consider the Proposed Redemption and the New Institutional Accounts and the implications of these transactions with respect to their consideration of the Proposed Advisory Agreement for each Fund. In their deliberations, the Trustees received and reviewed a supplement dated April 2010 ("Supplement") to the Fee Evaluation prepared by the Senior Officer, which contained an analysis of both the Proposed Redemption and the potential impact on the remaining shareholders in the Funds. The Supplement also reviewed the fees related to the New Institutional Accounts. The Trustees were also advised by independent counsel at each of these meetings.

With respect to the Proposed Redemption, the Trustees considered that Ameriprise had agreed to a fee cap on the advisory fees of Wanger International and Wanger USA for a period of two years from the redemption date, such that the remaining shareholders in these Funds would not experience any increase in advisory fees as a result of the Proposed Redemption. The Trustees further considered that Ameriprise had also agreed with the Trust to minimize the potential for adverse effects to Wanger International and Wanger USA from any economic harm caused by the redemption proposal by reimbursing for transaction costs related to the Proposed Redemption including brokerage commissions and transfer fees (but not market impact costs).

With respect to the New Institutional Accounts, the Trustees considered information submitted by Ameriprise regarding the sub-advisory fees payable to Columbia WAM for investment advisory services rendered to the accounts. The Trustees also considered that the sub-advisory fees payable were

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Wanger USA 2010 Semiannual Report

Board Approval of the Proposed Advisory Agreement

substantially the same as an existing RiverSource Fund account sub-advised by Columbia WAM. The Trustees considered the explanations previously provided by Columbia WAM for the differences in advisory fees paid by the Funds and Columbia WAM's other similar institutional accounts. The Trustees also considered Ameriprise's and Columbia WAM's agreement that they would not agree to, or submit a proposal to, manage new institutional accounts without the express approval of the Board. The Board believed that this provision was necessary in order to protect Columbia WAM's investment capacity and the resulting quality of its investment services with respect to the Funds.

The Trustees also considered the performance of the Funds over various time periods ended December 31, 2009. Wanger USA outperformed its primary benchmark and Morningstar peer group median over the three-year period ended December 31, 2009, but underperformed its Lipper peer group median over that same period. Wanger Select outperformed its Morningstar peer group median over the three-year period, but underperformed its Lipper peer group median and primary benchmark over that same period. Both Wanger International and Wanger International Select outperformed their respective peer groups and primary benchmarks for the three-year period. For the five-year period ended December 31, 2009, each Fund outperformed its primary benchmark.

Taking all of the foregoing factors into account as well as the continued satisfactory performance of the Funds since the last Board meeting and other factors they deemed relevant, the Trustees, including all of the independent Trustees, concluded again on April 6, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they affirmed the approval of the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

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Wanger USA 2010 Semiannual Report

Proxy Voting Results

On May 27, 2010, a special meeting of shareholders of Wanger Advisors Trust (the "Trust") was held to ask shareholders of each Fund of the Trust to: (1) consider and vote on a proposed Investment Advisory Agreement for the Fund with CWAM, which became a subsidiary of Ameriprise Financial; and (2) elect eleven trustees to the Trust's Board of Trustees (the "Board"). A proxy statement that described the proposals was mailed to shareholders of record as of April 8, 2010.

Proposal 1: A proposed Investment Advisory Agreement with CWAM was approved for the Fund, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes*
Wanger USA	40,329,841	1,002,102	1,501,974	0

*  Shares held of record by a financial intermediary, such as a broker or nominee, typically held in "street name," as to which (i) written voting instructions on the matter have not been received from the beneficial owners or persons entitled to vote and (ii) the intermediary does not have discretionary voting power on the matter.

Proposal 2: Each of the trustee nominees was elected to the Board, as follows:

Fund	Votes For	Votes Against	Abstentions
Laura M. Born	93,621,627	4,677,959	0
Michelle L. Collins	93,862,814	4,436,772	0
Maureen M. Culhane	93,620,353	4,679,233	0
Margaret M. Eisen	93,949,255	4,350,330	0
John C. Heaton	93,852,982	4,446,603	0
Steven N. Kaplan	93,803,548	4,496,038	0
David C. Kleinman	93,545,604	4,753,982	0
Charles P. McQuaid**	93,886,104	4,413,482	0
Allan B. Muchin	93,539,358	4,760,228	0
David B. Small	93,966,760	4,332,826	0
James A. Star	93,923,838	4,375,748	0

**  Mr. McQuaid is an "interested person" of the Trust and of CWAM because he is an officer of the Trust and of CWAM.

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Wanger USA 2010 Semiannual Report

Columbia Wanger Funds

Trustees

James A. Star
Chairman of the Board

Steven N. Kaplan
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
David C. Kleinman
Charles P. McQuaid
Allan B. Muchin
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

P. Zachary Egan
Vice President

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal
Officer, Senior Vice President and
General Counsel

Transfer Agent,
Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

* As of May 1, 2010

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

36

Columbia Wanger Funds

© 2010 Columbia Management Investments Advisers, LLC. All rights reserved.

C-1470 A (8/10) 103620

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 23, 2010

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 23, 2010